UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07616

Nuveen Missouri Quality Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 May 2019

Nuveen Municipal Closed-End Funds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	12

Common Share Information	14

Risk Considerations	16

Performance Overview and Holding Summaries	18

Shareholder Meeting Report	30

Report of Independent Registered Public Accounting Firm	32

Portfolios of Investments	33

Statement of Assets and Liabilities	81

Statement of Operations	83

Statement of Changes in Net Assets	85

Statement of Cash Flows	88

Financial Highlights	90

Notes to Financial Statements	99

Additional Fund Information	115

Glossary of Terms Used in this Report	116

Reinvest Automatically, Easily and Conveniently	118

Annual Investment Management Agreement Approval Process	119

Board Members & Officers	127

Chairman’s Letter
to Shareholders
Dear Shareholders,
The worries weighing on markets at the end of 2018 appeared to dissipate in early 2019 as positive economic and corporate earnings news, more dovish signals from central banks and trade progress boosted investor confidence. However, political noise and trade disputes continue to drive short-term market volatility and weigh on longer-term outlooks. Investors are concerned that increased tariffs and a protracted stalemate between the U.S. and its trading partners could dampen business and consumer sentiment, weakening spending and potentially impacting the global economy. Additionally, political uncertainty and the risk of policy error appear elevated. In the U.S. in particular, low interest rate levels and the widening federal deficit have constrained the available policy tools for countering recessionary pressures. As the current U.S. economic expansion has reached the 10-year mark this summer, it’s important to note that economic expansions don’t die of old age, but mature economic cycles can be more vulnerable to an exogenous shock.
Until a clearer picture on trade emerges, more bouts of market turbulence are likely in the meantime. While the downside risks warrant careful monitoring, we believe the likelihood of a near-term recession remains low. Global economic growth is moderating, with demand driven by the historically low unemployment in the U.S., Japan and across Europe. Central banks across the developed world continue to emphasize their readiness to adjust policy, and China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy.
The opportunity set may be narrower, but we believe there is still scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
July 23, 2019

Portfolio Managers’ Comments
Nuveen Georgia Quality Municipal Income Fund (NKG)
Nuveen Maryland Quality Municipal Income Fund (NMY)
Nuveen Minnesota Quality Municipal Income Fund (NMS)
Nuveen Missouri Quality Municipal Income Fund (NOM)
Nuveen North Carolina Quality Municipal Income Fund (NNC)
Nuveen Virginia Quality Municipal Income Fund (NPV)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Daniel J. Close, CFA, Stephen J. Candido, CFA, and Christopher L. Drahn, CFA, discuss U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these six Nuveen Funds. Dan has managed the Nuveen Georgia and North Carolina Funds since 2007. Steve assumed portfolio management responsibility for the Maryland and Virginia Funds in 2016. Chris has managed the Missouri Fund since 2011 and assumed responsibility for the Minnesota Fund in 2016.
During May 2019, the Board of Trustees approved the merger of the Nuveen North Carolina Quality Municipal Income Fund (NNC) to the acquiring Fund, the Nuveen AMT-Free Quality Municipal Income Fund (NEA). In order for the reorganization to occur, it must be approved by shareholders.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended May 31, 2019?
The U.S. economy continued its solid expansion, with economic activity rebounding in early 2019 after a slump at the end of 2018. In the first quarter of 2019, gross domestic product (GDP), which measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes, grew at an annualized rate of 3.1%, according to the Bureau of Economic Analysis “second” estimate. A jump in exports and a buildup of inventories helped offset slower consumer and business spending in the first three months of 2019. For the full year 2018, U.S. GDP growth came in at 2.9%, as economic activity cooled over the second half of 2018 after peaking at 4.2% (annualized) in the second quarter of 2018.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.6% in May 2019 from 3.8% in May 2018 and job gains averaged around 196,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
an annualized rate of 3.1% in May 2019. However, falling energy prices led to a slower rate of inflation over the past twelve months. The Consumer Price Index (CPI) increased 1.8% over the twelve-month reporting period ended May 31, 2019 before seasonal adjustment, as reported by the Bureau of Labor Statistics.
Low mortgage rates and low inventory drove home prices higher during this economic cycle. But the pace of price increases has slowed along with declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.5% year-over-year in April 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.3% and 2.5%, respectively.
As some data began pointing to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. From December 2015 through December 2018, the Fed had gradually lifted its main policy interest rate to prevent the economy from overheating. In its final meeting of 2018, the Fed indicated that two more rate hikes might be forthcoming in 2019, roiling the markets, which had expected a more dovish tone. However, as more recent data revealed a mixed picture of the economy, the Fed said it would adopt a more “patient” approach, signaling the possibility of no rate hikes in 2019. Markets began to speculate that the Fed’s next move would be a rate cut, rather than a rate increase, particularly after trade tensions intensified between the U.S. and China. However, the minutes from the Fed’s April 30-May 1 meeting showed that the Fed was in no hurry to make any policy adjustment. The Fed kept rates unchanged in its first three policy meetings of 2019, as expected, and in March announced its plan to discontinue rolling assets off its balance sheet.
During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns. Hope for a China-U.S. trade deal dimmed after the latest round of negotiations ended with an impasse and both countries levied tariff increases. Additionally, the U.S. blacklisted Chinese company Huawei, banning companies from doing business with the telecom giant without U.S. government approval. In response, China announced its own “Unreliable Entity” list. Further roiling markets was President Trump’s surprise announcement that he would impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. (Subsequent to the end of the reporting period, the two countries announced a joint agreement and the U.S. administration suspended its tariff plan.) Meanwhile, as agreed in July 2018, the U.S. and the European Union continued to withhold further tariffs. Later in 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement, but it has not yet been ratified by the countries’ legislatures. With no clear path forward on U.S.-China trade policy, markets grew increasingly worried that trade conflicts would dampen global growth, as negative sentiment could inhibit business, consumer and investor confidence and spending.
In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline. The European Union extended the deadline to October 31, 2019, and Prime Minister May announced she would resign effective June 7, 2019, raising the possibility that her successor could favor a no-deal Brexit. Europe also contended with Italy’s euroskeptic coalition government and its challenging fiscal condition, the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey.
Elections around the world also remained a source of uncertainty. Investors grew more skeptical that Brazil’s newly elected president could deliver reforms, while some of the market’s initial fears about Mexico’s new president subsided. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
The twelve-month reporting period began on a weak note for municipal bonds but turned strongly positive in the second half of the period. With the economy strengthening and the labor market tightening throughout the second half of 2018, the Fed continued to increase its main policy interest rate. The prevailing economic outlook was generally positive, driving the 10-year U.S. Treasury yield to a high of 3.24% in November 2018. However, interest rates declined significantly over the remainder of the reporting period on signs of a weaker macroeconomic environment, more dovish central bank policy, geopolitical tensions (especially regarding trade)

and bouts of equity market volatility. The U.S. Treasury yield curve flattened overall, with a portion of the curve inverting. However, the municipal yield curve “twisted” by flattening at the short end and steepening at the long end of the curve.
Along with the falling interest rate environment, favorable supply-demand conditions were supportive of municipal bond performance. Issuance has been subdued since the passage of the Tax Cuts and Jobs Act of 2017. Because new issue advance refunding bonds are no longer tax exempt under the new tax law, the total supply of municipal bonds has decreased, boosting the scarcity value of existing municipal bonds. Municipal bond gross issuance nationwide totaled $338.6 billion in this reporting period, a 19.2% decrease from the issuance for the twelve-month reporting period ended May 31, 2018. Nevertheless, the overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.
Low global interest rates have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. The Fed’s pivot to a more dovish stance in early 2019 also brought investors back to fixed income markets, including municipal bonds, driving large inflows into the asset class in the early months of 2019. Additionally, as tax payers have begun to assess the impact of the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds in 2019 to date, especially in states with high income and/or property taxes.
What were the economic and market conditions in Georgia, Maryland, Minnesota, Missouri, North Carolina and Virginia during the twelve-month reporting period ended May 31, 2019?
The Georgia economy fared well in 2018, with year-over-year employment growth of 2.1% and real GDP growth of 2.6%. The pace of growth has slowed a bit through the first several months of 2019, but the unemployment rate for May 2019 remains favorable at 3.8%. The tight labor market should prompt faster growth in wages and salaries, which increased 4.5% in 2018. The state’s primary economic engine is the Atlanta metropolitan area, which has been adding jobs and attracting businesses in a diverse range of industries. Construction and the education and health services sectors are among the fastest-growing in the state’s economy. Georgia’s rising incomes bode well for the housing market. Home prices in the Atlanta region rose 4.9% year-over-year, as of April 2019 (most recent data available at the time this report was prepared), and outpaced the national average of 3.5%, according to the S&P CoreLogic Case-Shiller Index. Georgia is the eleventh-largest export state and seventh-largest import state. Because Georgia has a substantial trade and distribution network and is home to large manufacturing and agriculture industries, its economy is at greater risk from ongoing trade tensions or a full-blown trade war. Strong economic growth has driven robust revenue growth for Georgia, with fiscal year-to-date net tax collections up 5% through April 2019, compared to the previous fiscal year. The revenue outperformance has contributed to the persistent build-up in the state’s rainy day fund, the Revenue Shortfall Reserve. The fund stands at $2.55 billion, or 10.5% of 2019 general fund revenues, a substantial increase from its post-recession low of $103 million in 2009. Georgia’s Fiscal Year 2020 budget is structurally balanced. The $27.5 billion state budget projects a conservative 2.2% increase in general fund revenues above the Fiscal Year 2019 amended budget, with the majority of new spending dedicated to a $530 million teacher pay raise. Georgia has $10.3 billion of net tax-supported debt outstanding, which represents 2.4% of personal income. The Moody’s 50-state median is 2.3% of personal income. Georgia’s pension liabilities are below average, so the state’s combined net debt and net pension liability are lower than the majority of states. As of June 2019 (subsequent to the end of the reporting period), Georgia’s general obligation debt continued to be rated Aaa/AAA/AAA with stable outlooks from Moody’s, S&P and Fitch, respectively. For the twelve months ended May 31, 2019, municipal gross issuance in Georgia totaled $6.2 billion, a gross issuance decrease of 35.8% from the twelve months ended May 31, 2018.

Portfolio Managers’ Comments (continued)
Maryland’s economy has historically benefited from its proximity to the nation’s capital through job growth and drawing high income earners as residents. However, the state’s closeness to Washington D.C. means a greater dependency on federal employment than in most states, leaving it vulnerable to future federal cost-cutting. Government employment accounts for nearly 19% of all state employment. Maryland has one of the nation’s best educated workforces, which has facilitated the development of advanced technology and the growth of public and private research facilities. Combined with the influence of the government sector and the presence of over 50 universities, this has made Maryland a center for national security and medical and biomedical research. Per capita income within the state is 125% of the U.S. average, and the median home value of $297,000 is 153% of the U.S. median. As of May 2019, the state’s unemployment rate registered 3.8%, modestly higher than the national rate of 3.6%. Over the near-term we anticipate employment gains to be driven by private services and more specifically within tech and transportation. The state has implemented various financial controls which add stability to its overall financial profile. Among them are five-year budget forecasts, constraining debt maturities to no more than 15 years, and restricting debt to no more than 4% of personal income and debt service to within 8% of revenues. Also, the rainy day fund has various mandated controls governing how much must be deposited or how much can be removed, in any given year. Prudent fiscal management is further exemplified by the state’s history of enacting mid-year expenditure cuts to address budgetary shortfalls. In Fiscal Year 2018 the Board of Public Works addressed the mid-year shortfall through $67 million in general fund agency reductions. The March 2019 Board of Revenues Estimate reduced the December 2019 forecast by $138 million in Fiscal Year 2019 and by $131 million in Fiscal Year 2020, but projected year-over-year revenue growth is still favorable at 3.2% in Fiscal Year 2019 and 3.1% in Fiscal Year 2020. The $46.7 billion budget for Fiscal Year 2020 includes a 3% salary increase for state workers (5% for law enforcement), $500 million for school construction and $320 million in funding recommendation coming out of the Kirwan Commission education report, while also keeping more than $1.2 billion in cash reserves. As of May 2019, Moody’s, S&P and Fitch rated Maryland general obligation debt at Aaa/AAA/AAA with stable outlooks. During the twelve months ended May 31, 2019, municipal issuance in the state totaled $6.4 billion, a gross issuance decrease of 38.1% from the previous twelve months.
Minnesota’s economic growth lagged the national growth rate in 2018 with Minnesota’s GDP growing 2.2%, but it outpaced its regional peers, ranking as the 22nd fastest growing state economy. Minnesota’s GDP growth was driven by gains in the wholesale trade, information and durable goods manufacturing sectors. As of May 2019, Minnesota’s unemployment rate of 3.3% was below the national rate of 3.6%. Minnesota’s budget is on a two-year cycle. The governor recently signed the state’s $48 billion budget. The budget includes $700 million in new revenues through federal tax conformity provisions, property tax relief to local governments and a 2% increase on the basic funding formula for education. Moody’s recently affirmed the state’s Aa1 rating and stable outlook on April 19, 2019. S&P upgraded the state’s rating to AAA with stable outlook on July 25, 2018. For the twelve months ended May 31, 2019, municipal issuance in Minnesota totaled $7.4 billion, representing a 3.5% gross issuance increase from the twelve months ended May 31, 2018.
Missouri’s economic growth is outpacing its Midwestern peers but still lags national economic growth. After previously ranking as the 37th lowest state for GDP growth, Missouri’s ranking improved to 20th. The state’s GDP grew 2.3% in 2018 compared to national GDP growth of 2.9%. As of May 2019, Missouri’s unemployment rate of 3.3% remains below the national unemployment rate of 3.6%, though this is partially due to a contraction of the labor force. The state saw growth in the following sectors: wholesale trade, information, and durable and non-durable goods manufacturing. The Missouri Constitution requires that the state pass a balanced budget. In June 2019, the governor signed the state’s $30 billion budget that includes a $60 million increase in public school funding, a significant increase of funding to higher education institutions after previous cuts. Moody’s, S&P and Fitch rate Missouri general obligation debt at Aaa/AAA/AAA and all have stable outlooks. For the twelve months ended May 31, 2019, municipal issuance in Missouri totaled $4.0 billion, representing a 42.0% gross issuance decrease from the twelve months ended May 31, 2018.

North Carolina’s economic growth was up year-over-year with real GDP increasing 2.9% over Fiscal Year 2017, ranking it 12th among all states. As the state’s economy transitions away from old-line manufacturing into sectors oriented toward research, technology and services, the roles of the state’s high quality universities and research triangle will continue to gain importance. While booming investment in and around the research triangle and ongoing strength in the banking sector will be the predominant drivers of economic growth over the near term, the federal government continues to be one of the largest employers in the state. Fort Bragg and Camp Lejeune alone employ more than 111,000 workers. As of May 2019, the state’s unemployment rate of 4.1% exceeded the national average of 3.6%. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Charlotte rose 4.2% during the twelve months ended April 2019 (most recent data available at the time this report was prepared). North Carolina’s constitution constrains the amount of general obligation debt the state can issue in any biennium. This has resulted in a relatively low debt burden when compared to many of its peers. Moody’s April 2018 state debt median report notes that North Carolina ranked 37th for net tax-supported debt per capita and 35th as a percent of personal income. Strong financial performance continued in Fiscal Year 2018 with the state incurring a $988 million general fund surplus, which increased the general fund balance to $5.4 billion. The Fiscal Year 2018 surplus was primarily driven by the solid 5.5% increase in personal income tax revenue collections. Going forward, we expect the state’s overall credit profile to remain strong, driven by continued economic growth and prudent fiscal management. As of May 2019, Moody’s, S&P and Fitch rated North Carolina general obligation debt at Aaa/AAA/AAA with stable outlooks. During the twelve months ended May 31, 2019, municipal issuance in North Carolina totaled $5.9 billion, a gross issuance decrease of 7.7% from the previous twelve months.
Virginia’s economy is led by government, professional and business services, and its proximity to the Washington D.C. area has historically provided stability in the northern portion of the state. In 2018, the gross state product for Virginia grew 2.8% compared to 1.8% the prior year, improving its ranking from 19th to 13th among all states. The state continues to benefit from strong socioeconomic demographics with per capita income at 116% of the national average and the median home value of $256,000 is 132% of the U.S. median. Additionally, the state’s May 2019 unemployment rate of 3.0% is below the national average of 3.6%. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in the Washington D.C. area rose 2.6% during the twelve months ended April 2019 (most recent data available at the time this report was prepared). The state has a history of conservative fiscal management and is committed to maintaining structurally balanced operations and rebuilding reserves. General fund revenue growth in Fiscal Year 2018 exceeded projections, leading to a $555.5 million budgetary-basis surplus and total general fund revenues are expected to grow by an additional 3.3% in Fiscal Year 2019 and by 5.0% in Fiscal Year 2020. Total reserves at the end of Fiscal Year 2020 are anticipated to reach an all-time high of $1.4 billion. The state’s debt profile is now about average after increased leveraging the past several years, most of which was for transportation and higher education. The state’s overall debt metrics are in line with U.S. state averages; the Commonwealth ranks 19th in net tax-supported debt per capita and as a percent of personal income. Notably, only about 11% of outstanding debt carries the general obligation pledge; the remaining is subject to appropriation. As of May 2019, Moody’s, S&P and Fitch rated Virginia general obligation debt at Aaa/AAA/AAA with stable outlooks. During the twelve months ended May 31, 2019, issuance in Virginia totaled $5.5 billion, a gross issuance decrease of 46.8% from the previous twelve months.
What key strategies were used to manage these Funds during the twelve-month reporting period ended May 31, 2019?
Municipal bonds benefited from fundamental and technical tailwinds in this reporting period. Falling interest rates, favorable credit conditions, strong municipal bond demand and low supply propelled municipal bond returns higher in the reporting period. All six states’ municipal markets performed well but lagged the stronger performance of the national market. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.

Portfolio Managers’ Comments (continued)
Our trading activity continued to focus on pursuing the Funds’ investment objectives. We continued to seek bonds in areas of the market that we expected to perform well as the economy continued to improve. While the supply available in each state varied, to the extent possible, the Funds’ overall positioning emphasized intermediate and longer maturities, lower rated credits and sectors offering higher yields. The Funds took advantage of higher prevailing interest rates in the third and fourth quarters of 2018, which presented favorable conditions to sell some depreciated bonds and buy similarly structured, higher yielding bonds. These bond exchanges helped boost tax efficiencies, as the loss on the depreciated bonds we sold can be used to offset capital gains in the future, and helped increase the Fund’s income distribution capabilities.
After adjusting NKG’s and NNC’s portfolios in the first half of the reporting period – adding tender option bonds (TOBs) to reduce leverage costs and increased exposure to out-of-state paper with greater long-term total return potential, we were comfortable with their positioning throughout the second half of the reporting period. In the second half of the reporting period, we largely worked to reinvest the proceeds from called and maturing bonds in both Funds. In NKG, we bought longer-maturity Atlanta Water and Sewer revenue bonds, shorter-dated prepaid gas put bonds and Municipal Electric Authority of Georgia Power revenue bonds. We sold a depreciated bond with a low embedded yield to buy Puerto Rico sales tax bonds known as COFINAs. NNC bought shorter call structures and high credit qualities, including Charlotte Water and Sewer, Union County Water and Sewer, public higher education (University of North Carolina Charlotte, University of North Carolina Greensboro and North Carolina Agricultural and Technical State University), health care (WakeMed, Vidant Health). The North Carolina Fund also added Puerto Rico COFINA bonds.
In Maryland and Virginia, the Funds’ credit rating allocations drifted modestly higher as attractive relative value opportunities were shrinking due to narrowing credit spreads in the second half of the reporting period. NMY added bonds from both the new issue and secondary markets, including issues for Maryland housing, Baltimore Wastewater, Baltimore City Storm Water, Lutheran Diakon continuing care retirement facility and tax increment financing for an airport project. We funded these purchases mostly from the proceeds of called and maturing bonds. We also trimmed NMY’s Buckeye Tobacco position to buy COFINA bonds. The drift toward higher credit quality was more pronounced in the Virginia Fund than in the Maryland Fund. However, NPV’s weighting in BBB rated bonds increased after S&P’s methodology change caused a downgrade in Guam Section 30 bonds held by the Fund. In the second half of the reporting period, NPV bought a new issue for Virginia single-family housing and secondary market purchases in Fort Norfolk Retirement (a continuing care facility), Hampton Roads Wastewater (a non-rated/high yield bond) and Virginia Electric and Power Company credits.
Missouri saw a significant decline in municipal bond issuance during the twelve-month reporting period. In Minnesota, issuance was heavy late in 2018 but fell considerably during the second half of the reporting period. NMS took advantage of the Fall 2018 supply in the health care sector by adding exposure to credits such as Essentia Health, CentraCare Health System and Fairview Health Services. The Fund also purchased a number of positions in charter schools as well as some Brainerd Independent School District general obligation (GO) bonds. We would also note that NMS’s weighting in AAA rated bonds increased during the reporting period because of credit ratings upgrades. S&P raised its ratings to AAA for Minnesota GO bonds and for a state school district program utilized by many local school districts to enhance their credit ratings. In Missouri, supply weakened materially throughout the entire reporting period. During the second half of the reporting period, we bought senior living facility bonds issued for Lutheran Senior Services, a higher education credit issued for St. Louis University as well as a number of higher quality GO’s.
How did the Funds perform during the twelve-month reporting period ended May 31, 2019?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and ten-year periods ended May 31, 2019. Each Fund's total returns at common share net asset value (NAV) are compared with the performance of corresponding market indexes.
For the twelve-month reporting period ended May 31, 2019, the total return at common share NAV for all six Funds outperformed their respective state’s S&P Municipal Bond Index and the national S&P Municipal Bond Index.

The Funds’ performance was affected by duration and yield curve positioning, credit ratings allocations, sector allocations and credit selection. In addition, the use of regulatory leverage was a factor affecting performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.
Duration and yield curve positioning was the largest contributor to performance for the six Funds. The Funds maintained longer durations than their benchmarks, which was advantageous in the falling interest rate environment, and held overweight allocations to longer duration bonds, which outperformed in this reporting period. NKG and NNC also benefited from underweight allocations to shorter duration paper, which underperformed, while overweight allocations to short duration bonds in NMY, NPV and NMS were modestly detrimental to performance. NPV’s underweight allocation to the 6- to 8-year duration range also detracted from performance, but the Fund’s exposure to longer duration bonds more than compensated for the loss.
Performance across credit ratings categories during this reporting period was driven by narrowing credit spreads, which lifted lower rated bonds. High grade (AAA and AA rated) bonds lagged, by comparison. For all Funds except NNC, credit ratings allocations were a positive contributor to performance. NKG was most helped by its overweight allocation to BBB rated credits and underweight allocation to AAA rated paper. NMY’s largest overweight in terms of credit ratings was in BBB rated bonds (which are dominated by health care issues in Maryland), which added value. Additionally, the Maryland Fund’s underweights to AAA, AA and single A rated credits boosted performance. For NMS and NOM, credit ratings allocations had a mildly positive impact on performance, attributable to their overweight allocations to single A, BBB and BB rated bonds. NNC’s credit ratings allocations were a marginal detractor from performance, mainly due to the underperformance of its AAA exposure. NPV’s overweight to the BBB rated category (which is largely composed of transportation bonds in Virginia) and underweight to AAA rated issues outperformed.
Sector performance was mixed during this reporting period. Sectors composed of shorter dated, high quality bonds such as the pre-refunded and tax-supported sectors lagged. Conversely, sectors skewed toward longer maturity and lower rated bonds tended to perform better, including health care, higher education and transportation, but the tobacco sector was a notable exception. Despite offering higher yields and lower credit qualities, tobacco settlement bonds fared poorly over this reporting period due to negative sentiment surrounding declining cigarette smoking rates and regulatory uncertainty. NKG’s sector allocations detracted from performance, as overweight allocations to the pre-refunded and public power sectors underperformed. While NMY benefited from an underweight allocation to the tax-supported sector and a large overweight to the health care sector, the gains were offset by relative losses from the overweight exposures to tobacco and pre-refunded bonds and an underweight to the transportation sector. NMS held advantageous overweights to higher education and health care, but a small overweight to pre-refunded bonds and an underweight allocation to transportation credits were detractors. NOM’s holdings in the senior living facility sector were hurt by technical factors, rather than fundamental concerns. Several senior living facilities in Missouri issued new money bonds during the reporting period, driving credit spreads wider as supply increased. For NNC, sector allocations were a modest contributor to performance. An overweight to pre-refunded bonds was a drag on NNC’s performance, but an underweight to housing credits outperformed. NPV’s overweight allocations to tobacco and pre-refunded bonds were unfavorable to performance.
In terms of individual credit selection, the longest dated credits were generally among the Funds’ best performing holdings, especially TOBs and zero coupon bonds. Shorter maturity and/or high grade bonds, as well as tobacco settlement bonds, were among the Funds’ larger detractors. Additionally, NKG and NNC bought discounted 4% coupon bonds during the reporting period that increased in value by the end of the reporting period and were top contributing holdings. NMY particularly benefited from two longer dated hospital bonds, Trinity Health and MedStar Health. For NPV, our selection was strong in transportation bonds, with outperformance from two zero coupon toll road credits, Metropolitan Washington Dulles Toll Road and Chesapeake Bay Bridge Toll Road, and a longer maturity toll road bond for I-66.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.
Leverage from issuance of preferred shares had a positive impact on the total return performance of all six Funds over the reporting period. The use of leverage through inverse floating rate securities had a negligible impact on the total return performance of the Funds over the reporting period.
As of May 31, 2019, the Funds’ percentages of leverage are as shown in the accompanying table.

	NKG	NMY	NMS	NOM	NNC	NPV
Effective Leverage*	36.74%	38.08%	37.55%	36.44%	39.88%	36.13%
Regulatory Leverage*	28.87%	34.73%	37.55%	35.68%	37.00%	32.80%

*  Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE
As of May 31, 2019, the Funds have issued and outstanding preferred shares as shown in the accompanying table.

	Variable Rate Preferred*	Variable Rate Remarketed Preferred	**
	Shares Issued at Liquidation Preference	Shares Issued at Liquidation Preference		Total
NKG	$58,500,000	$—		$58,500,000
NMY	$182,000,000	$—		$182,000,000
NMS	$52,800,000	$—		$52,800,000
NOM	$18,000,000	$—		$18,000,000
NNC	$143,500,000	$—		$143,500,000
NPV	$128,000,000	$—		$128,000,000

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, VMTP, MFP- VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

**	Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP- VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on preferred shares and each Fund’s respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of May 31, 2019. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distribution (Ex-Dividend Date)	NKG	NMY	NMS	NOM	NNC	NPV
June 2018	$0.0380	$0.0440	$0.0550	$0.0430	$0.0390	$0.0460
July	0.0380	0.0440	0.0550	0.0430	0.0390	0.0460
August	0.0380	0.0440	0.0550	0.0430	0.0390	0.0460
September	0.0345	0.0440	0.0510	0.0430	0.0360	0.0435
October	0.0345	0.0440	0.0510	0.0430	0.0360	0.0435
November	0.0345	0.0440	0.0510	0.0430	0.0360	0.0435
December	0.0345	0.0440	0.0510	0.0430	0.0360	0.0435
January	0.0345	0.0440	0.0510	0.0430	0.0360	0.0435
February	0.0345	0.0440	0.0510	0.0430	0.0360	0.0435
March	0.0370	0.0440	0.0490	0.0430	0.0390	0.0435
April	0.0370	0.0440	0.0490	0.0430	0.0390	0.0435
May 2019	0.0370	0.0440	0.0490	0.0430	0.0390	0.0435
Total Monthly Per Share Distributions	$0.4320	$0.5280	$0.6180	$0.5160	$0.4500	$0.5295
Yields
Market Yield*	3.56%	4.13%	4.27%	3.71%	3.57%	4.04%
Taxable-Equivalent Yield*	5.06%	5.82%	6.27%	5.23%	5.04%	5.74%

*  Market Yield for a Fund is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the current reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on an assumed combined federal and state income tax rate of 29.7%, 29.1%, 31.9%, 29.1%, 29.2% and 29.6% for NKG, NMY, NMS, NOM, NNC and NPV, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

COMMON SHARE EQUITY SHELF PROGRAM
During the current reporting period, NMS was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under this program NMS, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. Under the Shelf Offering, the Fund was authorized to issue additional common shares as shown in the accompanying table.

NMS
Additional authorized common shares	500,000*

* Represents additional and authorized common shares for the period June 1, 2018 through March 29, 2019.

During the current reporting period, NMS did not sell any common shares through its Shelf Offering.
Refer to the Notes to Financial Statements, Note 4 – Fund Shares, Common Shares Equity Shelf Programs and Offering Costs for further details of Shelf Offerings and the Fund's transactions.
COMMON SHARE REPURCHASES
During August 2018, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of May 31, 2019, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NKG	NMY	NMS	NOM	NNC	NPV
Common shares cumulatively repurchased and retired	149,500	1,005,000	10,000	—	315,000	55,000
Common shares authorized for repurchase	1,055,000	2,335,000	580,000	235,000	1,640,000	1,795,000

During the current reporting period, the following Funds repurchased and retired their common shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

	NKG	NMY	NMS	NNC	NPV
Common shares repurchased and retired	149,500	247,500	10,000	161,600	55,000
Weighted average price per common share repurchased and retired	$10.97	$11.77	$12.08	$11.88	$11.60
Weighted average discount per common share repurchased and retired	15.65%	15.60%	15.12%	15.80%	15.41%

Each Fund may repurchase its common shares on a dynamic basis with the goal of providing liquidity in circumstances when sufficient natural demand may not otherwise exist. This typically occurs in adverse market environments when a Fund’s common shares are trading at a significant discount to their current net asset value. By providing liquidity in such circumstances, a Fund seeks over time to enable common shareholders to sell their shares more efficiently, and thereby enable its common shares to trade at a narrower discount to their then-current net asset value.
By repurchasing its common shares below net asset value, and retiring those shares at net asset value, a Fund also generates immediate benefits for common shareholders through accretion to net assets as well as common net earnings. As reflected under “Discount Per Share Repurchased and Retired” in the Financial Highlights section of the financial statements, such net asset value accretion during the fiscal year was $0.01 per common share or greater for NKG, NMY, NNC and NPV.
OTHER COMMON SHARE INFORMATION
As of May 31, 2019, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NKG	NMY	NMS	NOM	NNC	NPV
Common share NAV	$13.86	$14.81	$15.19	$13.84	$15.05	$14.67
Common share price	$12.46	$12.79	$13.76	$13.97	$13.12	$12.92
Premium/(Discount) to NAV	(10.10)%	(13.64)%	(9.41)%	0.94%	(12.82)%	(11.93)%
12-month average premium/(discount) to NAV	(14.39)%	(14.63)%	(10.80)%	(6.06)%	(14.68)%	(13.08)%

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Georgia Quality Municipal Income Fund (NKG)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NKG.
Nuveen Maryland Quality Municipal Income Fund (NMY)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMY.
Nuveen Minnesota Quality Municipal Income Fund (NMS)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMS.

Nuveen Missouri Quality Municipal Income Fund (NOM)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NOM.
Nuveen North Carolina Quality Municipal Income Fund (NNC)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NNC.
Nuveen Virginia Quality Municipal Income Fund (NPV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NPV.

NKG	Nuveen Georgia Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of May 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of May 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
NKG at Common Share NAV	7.49%	3.99%	5.03%
NKG at Common Share Price	13.72%	3.67%	5.36%
S&P Municipal Bond Georgia Index	5.54%	3.13%	4.28%
S&P Municipal Bond Index	6.06%	3.55%	4.73%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	150.7%
Short-Term Municipal Bonds	0.1%
Other Assets Less Liabilities	3.3%
Net Assets Plus Floating Rate Obligations
& AMTP Shares, net of deferred
offering costs	154.1%
Floating Rate Obligations	(13.6)%
AMTP Shares, net of deferred
offering costs	(40.5)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Georgia	90.4%
Florida	2.5%
West Virginia	1.8%
Colorado	1.5%
Illinois	1.2%
Nevada	1.0%
Puerto Rico	0.9%
Washington	0.7%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	22.8%
Tax Obligation/Limited	17.1%
Water and Sewer	15.3%
Education and Civic Organizations	11.5%
Utilities	10.9%
Health Care	9.9%
Transportation	7.4%
U.S. Guaranteed	4.5%
Other	0.6%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	4.4%
AAA	6.8%
AA	61.9%
A	16.6%
BBB	8.0%
N/R (not rated)	2.3%
Total	100%

NMY	Nuveen Maryland Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of May 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of May 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
NMY at Common Share NAV	7.56%	4.61%	5.66%
NMY at Common Share Price	9.40%	4.83%	5.29%
S&P Municipal Bond Maryland Index	5.52%	2.95%	4.00%
S&P Municipal Bond Index	6.06%	3.55%	4.73%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	161.7%
Other Assets Less Liabilities	(0.2)%
Net Assets Plus Floating Rate Obligations
& AMTP Shares, net of deferred
offering costs	161.5%
Floating Rate Obligations	(8.3)%
AMTP Shares, net of deferred
offering costs	(53.2)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Maryland	82.9%
Guam	4.5%
Puerto Rico	3.2%
California	2.9%
Virgin Islands	1.9%
New York	1.6%
District of Columbia	1.6%
New Jersey	0.5%
Texas	0.4%
Pennsylvania	0.4%
Ohio	0.1%
Alaska	—%*
Total	100%
* Rounds to less than 0.1%.

Portfolio Composition
(% of total investments)
Health Care	23.1%
Tax Obligation/Limited	19.1%
Tax Obligation/General	10.0%
Transportation	7.4%
U.S Guaranteed	7.1%
Education and Civic Organizations	6.4%
Housing/Multifamily	5.4%
Water and Sewer	5.3%
Other	16.2%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.2%
AAA	8.3%
AA	28.4%
A	21.9%
BBB	19.0%
BB or Lower	6.4%
N/R (not rated)	8.8%
Total	100%

NMS	Nuveen Minnesota Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of May 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of May 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
NMS at Common Share NAV	7.88%	4.69%	7.23%
NMS at Common Share Price	6.13%	0.89%	5.81%
S&P Municipal Bond Minnesota Index	5.85%	3.16%	4.33%
S&P Municipal Bond Index	6.06%	3.55%	4.73%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	155.2%
Short-Term Municipal Bonds	3.4%
Other Assets Less Liabilities	1.4%
Net Assets Plus AMTP Shares,
net of deferred offering costs	160.0%
AMTP Shares, net of deferred
offering costs	(60.0)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Minnesota	99.7%
Guam	0.3%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	22.0%
Education and Civic Organizations	17.6%
Tax Obligation/General	15.9%
Utilities	10.2%
Tax Obligation/Limited	8.8%
Long-Term Care	8.4%
U.S. Guaranteed	7.0%
Other	10.1%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.0%
AAA	14.8%
AA	21.9%
A	24.6%
BBB	9.8%
BB or Lower	7.5%
N/R (not rated)	14.4%
Total	100%

NOM	Nuveen Missouri Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of May 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of May 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
NOM at Common Share NAV	6.70%	4.35%	6.33%
NOM at Common Share Price	9.06%	3.15%	5.81%
S&P Municipal Bond Missouri Index	5.84%	3.52%	4.73%
S&P Municipal Bond Index	6.06%	3.55%	4.73%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	157.9%
Short-Term Municipal Bonds	0.6%
Other Assets Less Liabilities	(1.9)%
Net Assets Plus Floating Rate Obligations
& MFP Shares, net of deferred
offering costs	156.6%
Floating Rate Obligations	(1.8)%
MFP Shares, net of deferred
offering costs	(54.8)%
Net Assets	100%
States and Territories
(% of total municipal bonds)
Missouri	98.1%
Guam	1.6%
Puerto Rico	0.3%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	23.3%
Tax Obligation/General	18.7%
Education and Civic Organizations	14.0%
Tax Obligation/Limited	13.2%
Water and Sewer	10.4%
Long-Term Care	7.7%
U.S. Guaranteed	6.0%
Other	6.7%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	6.0%
AAA	5.9%
AA	44.0%
A	23.0%
BBB	8.9%
BB or Lower	4.7%
N/R (not rated)	7.5%
Total	100%

NNC	Nuveen North Carolina Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of May 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of May 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
NNC at Common Share NAV	7.52%	4.00%	5.22%
NNC at Common Share Price	10.90%	4.15%	5.07%
S&P Municipal Bond North Carolina Index	5.37%	2.89%	4.02%
S&P Municipal Bond Index	6.06%	3.55%	4.73%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	164.8%
Other Assets Less Liabilities	1.4%
Net Assets Plus Floating Rate Obligations
& AMTP Shares, net of deferred
offering costs	166.2%
Floating Rate Obligations	(7.6)%
AMTP Shares, net of deferred
offering costs	(58.6)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
North Carolina	90.7%
Florida	3.4%
West Virginia	1.6%
Nevada	1.1%
Puerto Rico	1.0%
Illinois	0.9%
Colorado	0.7%
Washington	0.6%
Total	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	18.1%
Tax Obligation/Limited	17.1%
Transportation	15.7%
Health Care	15.2%
Water and Sewer	14.3%
U.S. Guaranteed	10.5%
Other	9.1%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	10.5%
AAA	13.5%
AA	52.9%
A	14.4%
BBB	6.8%
N/R (not rated)	1.9%
Total	100%

NPV	Nuveen Virginia Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of May 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of May 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
NPV at Common Share NAV	7.49%	4.69%	5.63%
NPV at Common Share Price	9.23%	4.06%	4.09%
S&P Municipal Bond Virginia Index	5.61%	3.32%	4.23%
S&P Municipal Bond Index	6.06%	3.55%	4.73%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	154.1%
Short-Term Municipal Bonds	0.2%
Other Assets Less Liabilities	2.2%
Net Assets Plus Floating Rate Obligations
& VRDP Shares, net of deferred
offering costs	156.5%
Floating Rate Obligations	(7.8)%
VRDP Shares, net of deferred
offering costs	(48.7)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Virginia	74.1%
District of Columbia	13.6%
Puerto Rico	4.2%
Guam	3.6%
Virgin Islands	2.6%
Colorado	0.9%
Pennsylvania	0.5%
Wisconsin	0.3%
New York	0.2%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	25.6%
Tax Obligation/Limited	22.8%
Health Care	12.7%
U.S. Guaranteed	9.5%
Education and Civic Organizations	8.0%
Long-Term Care	4.6%
Other	16.8%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.5%
AAA	5.3%
AA	42.5%
A	8.7%
BBB	17.2%
BB or Lower	8.8%
N/R (not rated)	8.0%
Total	100%

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen on April 10, 2019 for NKG, NMY, NMS, NOM, NNC and NPV; at this meeting the shareholders were asked to elect Board Members.

	NKG			NMY			NMS
	Common and		Common and			Common and
	Preferred		Preferred			Preferred
	shares voting		shares voting			shares voting
	together	Preferred	together		Preferred	together		Preferred
	as a class	Shares	as a class		Shares	as a class		Shares
Approval of the Board Members was reached
as follows:
Judith M. Stockdale
For	8,623,755	—	18,318,468		—	5,024,355		—
Withhold	1,125,987	—	2,133,443		—	211,607		—
Total	9,749,742	—	20,451,911		—	5,235,962		—
Carole E. Stone
For	8,614,399	—	18,371,308		—	5,021,608		—
Withhold	1,135,343	—	2,080,603		—	214,354		—
Total	9,749,742	—	20,451,911		—	5,235,962		—
Margaret L. Wolff
For	8,639,063	—	18,347,467		—	5,023,655		—
Withhold	1,110,679	—	2,104,444		—	212,307		—
Total	9,749,742	—	20,451,911		—	5,235,962		—
William C. Hunter
For	—	585	—		1,820	—		528
Withhold	—	—	—		—	—		—
Total	—	585	—		1,820	—		528
Albin F. Moschner
For	—	585	—		1,820	—		528
Withhold	—	—	—		—	—		—
Total	—	585	—		1,820	—		528

		NOM			NNC			NPV
	Common and			Common and			Common and
	Preferred			Preferred			Preferred
	shares voting			shares voting			shares voting
	together		Preferred	together		Preferred	together		Preferred
	as a class		Shares	as a class		Shares	as a class		Shares
Approval of the Board Members was reached
as follows:
Judith M. Stockdale
For	1,497,023		—	13,571,558		—	14,695,478		—
Withhold	554,061		—	1,713,798		—	1,165,602		—
Total	2,051,084		—	15,285,356		—	15,861,080		—
Carole E. Stone
For	1,497,023		—	13,586,839		—	14,744,089		—
Withhold	554,061		—	1,698,517		—	1,116,991		—
Total	2,051,084		—	15,285,356		—	15,861,080		—
Margaret L. Wolff
For	1,502,375		—	13,614,642		—	14,888,965		—
Withhold	548,709		—	1,670,714		—	972,115		—
Total	2,051,084		—	15,285,356		—	15,861,080		—
William C. Hunter
For	—		180	—		1,435	—		1,280
Withhold	—		—	—		—	—		—
Total	—		180	—		1,435	—		1,280
Albin F. Moschner
For	—		180	—		1,435	—		1,280
Withhold	—		—	—		—	—		—
Total	—		180	—		1,435	—		1,280

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Nuveen Georgia Quality Municipal Income Fund
Nuveen Maryland Quality Municipal Income Fund
Nuveen Minnesota Quality Municipal Income Fund
Nuveen Missouri Quality Municipal Income Fund
Nuveen North Carolina Quality Municipal Income Fund
Nuveen Virginia Quality Municipal Income Fund:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen Georgia Quality Municipal Income Fund, Nuveen Maryland Quality Municipal Income Fund, Nuveen Minnesota Quality Municipal Income Fund, Nuveen Missouri Quality Municipal Income Fund, Nuveen North Carolina Quality Municipal Income Fund and Nuveen Virginia Quality Municipal Income Fund (the “Funds”), including the portfolios of investments, as of May 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, the statements of cash flows for the year then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2019, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for the ten-month period through June 30, 2014 and year ended August 31, 2013 for Nuveen Minnesota Quality Municipal Income Fund were audited by other independent registered public accountants whose report, dated August 22, 2014, expressed an unqualified opinion on those financials highlights.
Fund Reorganization
As discussed in note 1 to the financial statements, during May 2019, the Funds’ Board of Trustees approved the reorganization of Nuveen North Carolina Quality Municipal Income Fund into Nuveen AMT-Free Quality Municipal Income Fund. The reorganization requires shareholder approval; therefore, the reorganization date is yet to be determined.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
July 26, 2019

NKG	Nuveen Georgia Quality Municipal
Income Fund
Portfolio of Investments
May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 150.7% (99.9% of Total Investments)
	MUNICIPAL BONDS – 150.7% ( 99.9% of Total Investments)
	Education and Civic Organizations – 17.4% (11.5% of Total Investments)
$ 1,600	Cobb County Development Authority, Georgia, Revenue Bonds, KSU University II Real Estate	7/21 at 100.00	AA	$ 1,696,432
	Foundation, LLC Project, Series 2011, 5.000%, 7/15/41 – AGM Insured
3,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/28 at 100.00	AA	3,316,860
	Revenue Bonds, Refunding Series 2017E, 4.000%, 3/01/43
1,340	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten	10/23 at 100.00	N/R	1,413,137
	Academy Project, Series 2013B, 7.000%, 10/01/43
3,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W Woodruff Arts	3/26 at 100.00	A2	3,439,410
	Center, Inc. Project, Refunding Series 2015A, 5.000%, 3/15/36
1,530	Gwinnett County Development Authority, Georgia, Revenue Bonds, Georgia Gwinnett College	7/27 at 100.00	A+	1,812,208
	Student Housing Project, Refunding Series 2017B, 5.000%, 7/01/37
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/23 at 100.00	AA+	3,332,550
	Refunding Series 2013A, 5.000%, 10/01/43
2,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA+	2,361,220
	Refunding Series 2016A, 5.000%, 10/01/46 (UB) (4)
	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,
	Series 2009, Tender Option Bond Trust 2015-XF0073:
730	13.540%, 9/01/32, 144A (IF)	9/19 at 100.00	AA	753,856
1,150	13.560%, 9/01/35, 144A (IF)	9/19 at 100.00	AA	1,186,628
1,325	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/22 at 100.00	Baa1	1,441,693
	Refunding Series 2012C, 5.250%, 10/01/30
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/21 at 100.00	Baa1	1,051,480
	Series 2012A, 5.000%, 10/01/32
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of	4/24 at 100.00	A3	3,300,330
	Art & Design Projects, Series 2014, 5.000%, 4/01/44
22,675	Total Education and Civic Organizations			25,105,804
	Health Care – 14.8% (9.8% of Total Investments)
	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical
	Center, Series 1998:
205	5.250%, 12/01/22 (5), (6)	7/19 at 100.00	N/R	–
745	5.375%, 12/01/28 (5), (6)	7/19 at 100.00	N/R	–
715	Coweta County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc.	6/20 at 100.00	AA–	737,580
	Project, Series 2010, 5.000%, 6/15/40
3,485	Development Authority of Fulton County Revenue Bonds, Georgia, Piedmont Healthcare, Inc.	7/26 at 100.00	AA–	3,980,671
	Project, Series 2016A, 5.000%, 7/01/46
	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health
	System, Inc. Project, Series 2017A:
1,780	5.000%, 4/01/36	4/27 at 100.00	A	2,080,820
1,000	5.000%, 4/01/37	4/27 at 100.00	A	1,165,390
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation
	Certificates, Northeast Georgia Health Services Inc., Series 2010B:
235	5.000%, 2/15/33	2/20 at 100.00	AA	239,900
235	5.125%, 2/15/40	2/20 at 100.00	AA	239,723
930	5.250%, 2/15/45	2/20 at 100.00	AA	949,614
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation
	Certificates, Northeast Georgia Health Services Inc., Series 2017B:
3,000	5.500%, 2/15/42 (UB) (4)	2/27 at 100.00	AA	3,648,420
5,500	5.250%, 2/15/45 (UB) (4)	2/27 at 100.00	AA	6,550,335

NKG	Nuveen Georgia Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,620	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic	11/22 at 100.00	AA–	$ 1,758,591
	Health East Issue, Series 2012, 5.000%, 11/15/37
19,450	Total Health Care			21,351,044
	Housing/Multifamily – 0.9% (0.6% of Total Investments)
1,205	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds,	11/23 at 100.00	BBB+	1,245,753
	Testletree Village Apartments, Series 2013A, 4.500%, 11/01/35
	Tax Obligation/General – 34.3% (22.8% of Total Investments)
4,000	Bryan County School District, Georgia, General Obligation Bonds, Series 2018, 5.000%,	8/26 at 100.00	AA+	4,693,520
	8/01/42 (UB) (4)
3,000	Carroll City-County Hospital Authority, Georgia, Revenue Anticipation Certificates,	7/25 at 100.00	AA	3,399,540
	Tanner Medical Center, Inc. Project, Series 2015, 5.000%, 7/01/41
2,000	Clark County School District, Nevada, General Obligation Bonds, Limited Tax Building	6/28 at 100.00	A+	2,189,480
	Series 2018A, 4.000%, 6/15/37
	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project, Refunding
	Series 2017:
1,000	5.000%, 2/01/29 – AGM Insured	2/27 at 100.00	AA	1,222,330
650	5.000%, 2/01/35 – AGM Insured	2/27 at 100.00	AA	772,135
2,350	Evanston, Illinois, General Obligation Bonds, Corporate Purpose Series 2016A,	6/28 at 100.00	AA+	2,531,044
	4.000%, 12/01/43
2,000	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd	7/26 at 100.00	Aa2	2,341,080
	Medical Center, Series 2016, 5.000%, 7/01/35
3,000	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding &	4/25 at 100.00	AAA	3,453,540
	Improvement Series 2015, 5.000%, 4/01/44
3,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/25 at 100.00	AA	3,497,310
	Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54
10	Georgia Environmental Loan Acquisition Corporation, Local Government Loan Securitization	3/21 at 100.00	Aaa	10,024
	Bonds, Loan Pool Series 2011, 5.125%, 3/15/31
3,550	Georgia State, General Obligation Bonds, Series 2015A, 5.000%, 2/01/28	2/25 at 100.00	AAA	4,217,152
3,500	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2013,	2/23 at 100.00	AAA	3,878,630
	5.000%, 2/01/36
1,500	Habersham County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series	2/24 at 100.00	Aa3	1,657,095
	2014B, 5.000%, 2/01/37
345	Lamar County School District, Georgia, General Obligation Bonds, Series 2017,	9/27 at 100.00	Aa1	421,356
	5.000%, 3/01/33
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
278	5.500%, 7/15/23	7/21 at 100.00	N/R	279,590
601	5.500%, 7/15/30	7/21 at 100.00	N/R	603,374
660	5.500%, 1/15/36	7/21 at 100.00	N/R	662,324
500	Paulding County, Georgia, General Obligation Bonds, Series 2017, 5.000%, 2/01/31	2/28 at 100.00	Aa1	624,060
3,000	Sandy Springs Public Facilities Authority, Georgia, Revenue Bonds, Sandy Springs City	5/26 at 100.00	Aaa	3,515,820
	Center Project, Series 2015, 5.000%, 5/01/47
2,260	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South	10/21 at 100.00	Aa2	2,400,866
	Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41
	Vidalia School District, Toombs County, Georgia, General Obligation Bonds, Series 2016:
500	5.000%, 8/01/30	2/26 at 100.00	Aa1	599,970
400	5.000%, 8/01/31	2/26 at 100.00	Aa1	477,308
3,500	West Virginia State, General Obligation Bonds, State Road Competitive Series 2018B,	6/28 at 100.00	Aa2	3,881,115
	4.000%, 6/01/42
2,000	Winder-Barrow Industrial Building Authority, Revenue Bonds, Georgia, City of Winder Project,	12/21 at 100.00	A1	2,158,060
	Refunding Series 2012, 5.000%, 12/01/29 – AGM Insured
43,604	Total Tax Obligation/General			49,486,723

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 25.8% (17.1% of Total Investments)
	Atlanta and Fulton County Recreation Authority, Georgia, Revenue Bonds, Zoo Atlanta
	Parking Facility Project, Series 2017:
$ 1,180	5.000%, 12/01/34	12/27 at 100.00	AA+	$ 1,436,591
1,260	5.000%, 12/01/36	12/27 at 100.00	AA+	1,524,348
3,250	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium	7/25 at 100.00	Aa3	3,798,567
	Project, Senior Lien Series 2015A-1, 5.250%, 7/01/44
575	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Refunding Series 2017,	No Opt. Call	A3	668,357
	5.000%, 12/01/24
	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project, Series 2016D:
1,200	5.000%, 1/01/30	1/27 at 100.00	A2	1,433,364
1,525	5.000%, 1/01/31	1/27 at 100.00	A2	1,811,578
725	Atlanta, Georgia, Tax Allocation Bonds, Perry Bolton Project Series 2014, 5.000%, 7/01/41	7/23 at 100.00	A–	794,506
5,745	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding	No Opt. Call	Baa2	6,544,474
	Series 1993, 5.625%, 10/01/26 – NPFG Insured
405	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding	No Opt. Call	AA–	467,662
	Series 2005, 5.500%, 10/01/26 – NPFG Insured
3,020	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association,	No Opt. Call	Baa2	3,383,940
	Series 1998A, 4.750%, 6/01/28 – NPFG Insured
700	Georgia State Road and Tollway Authority, Federal Highway Grant Anticipation Revenue	6/27 at 100.00	AA	866,236
	Bonds, Series 2017A, 5.000%, 6/01/29
	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third
	Indenture, Series 2015B:
1,000	5.000%, 7/01/41	7/26 at 100.00	AA+	1,177,900
3,000	5.000%, 7/01/42	7/26 at 100.00	AA+	3,529,740
5,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2018,	7/28 at 100.00	AA	5,380,500
	4.000%, 7/01/48
2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	1,991,880
	2018A-1, 4.550%, 7/01/40
810	Tift County Hospital Authority, Georgia, Revenue Anticipation Certificates Series 2012,	12/22 at 100.00	Aa2	890,409
	5.000%, 12/01/38
1,500	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/28 at 100.00	A1	1,551,915
	Bonds, Series 2018, 4.000%, 7/01/58
32,895	Total Tax Obligation/Limited			37,251,967
	Transportation – 11.1% (7.4% of Total Investments)
2,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2011B,	1/21 at 100.00	AA–	2,095,240
	5.000%, 1/01/30 (AMT)
2,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B, 5.000%, 1/01/31	1/22 at 100.00	AA–	2,158,440
2,810	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012C, 5.000%, 1/01/42 (AMT)	1/22 at 100.00	AA–	3,001,080
	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds,
	Refunding Subordinate Lien Series 2014A:
2,575	5.000%, 1/01/32	1/24 at 100.00	AA–	2,921,312
3,750	5.000%, 1/01/34	1/24 at 100.00	AA–	4,240,312
1,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta	6/20 at 100.00	Baa3	1,602,360
	Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29
14,635	Total Transportation			16,018,744
	U.S. Guaranteed – 6.9% (4.5% of Total Investments) (7)
2,000	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and	1/22 at 100.00	N/R	2,176,680
	Improvement Revenue Bonds, Memorial Health University Medical Center, Inc., Series 2012A,
	5.000%, 1/01/31 (Pre-refunded 1/01/22)
600	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens	1/22 at 100.00	AA	653,796
	Regional Medical Center, Series 2012, 5.000%, 1/01/32 (Pre-refunded 1/01/22)

NKG	Nuveen Georgia Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$ 625	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Foundation	5/22 at 100.00	AA+	$ 688,894
	Technology Square Project, Refunding Series 2012A, 5.000%, 11/01/31 (Pre-refunded 5/01/22)
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation
	Certificates, Northeast Georgia Health Services Inc., Series 2010B:
765	5.000%, 2/15/33 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R	783,704
765	5.125%, 2/15/40 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R	784,362
3,015	5.250%, 2/15/45 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R	3,093,903
	Macon-Bibb County Hospital Authority, Georgia, Revenue Anticipation Certificates,
	Medical Center of Central Georgia Inc., Series 2009:
425	5.000%, 8/01/32 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R	427,367
975	5.000%, 8/01/35 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R	980,431
290	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds,	No Opt. Call	N/R	297,346
	Refunding Series 1992P, 6.250%, 7/01/20 – AMBAC Insured (ETM)
9,460	Total U.S. Guaranteed			9,886,483
	Utilities – 16.5% (10.9% of Total Investments)
1,975	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia	No Opt. Call	A–	1,986,336
	Power Company, Fourth Series 1994, 2.250%, 10/01/32 (Mandatory Put 5/25/23)
1,250	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe	2/28 at 100.00	BBB+	1,317,088
	Power Corporation Vogtle Project, Series 2017C, 4.125%, 11/01/45
1,250	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe	2/28 at 100.00	BBB+	1,317,088
	Power Corporation Vogtle Project, Series 2017D, 4.125%, 11/01/45
1,750	Dalton, Georgia, Combined Utilities Revenue Bonds, Series 2017, 5.000%, 3/01/33	3/27 at 100.00	A2	2,062,147
3,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 2012GG,	1/23 at 100.00	A1	3,249,870
	5.000%, 1/01/43
	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:
1,055	5.000%, 3/15/20	No Opt. Call	A+	1,080,858
1,300	5.000%, 3/15/21	No Opt. Call	A+	1,368,159
1,500	5.000%, 3/15/22	No Opt. Call	A+	1,621,155
2,000	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A,	No Opt. Call	A+	2,164,360
	5.000%, 3/15/22
1,525	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%,	9/24 at 100.43	Aa1	1,690,661
	8/01/49 (Mandatory Put 12/02/24)
2,000	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Variable Rate Demand	6/23 at 100.40	Aa2	2,172,900
	Bonds Series 2018A, 4.000%, 4/01/48 (Mandatory Put 9/01/23)
1,500	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien	No Opt. Call	A2	1,046,190
	Series 2015A, 0.000%, 1/01/32
2,260	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien	7/26 at 100.00	AA	2,651,658
	Series 2016A, 5.000%, 1/01/30 – BAM Insured
22,365	Total Utilities			23,728,470
	Water and Sewer – 23.0% (15.3% of Total Investments)
4,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2018A, 5.000%,	11/27 at 100.00	Aa2	4,826,640
	11/01/39 (UB) (4)
5,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2018B,	11/27 at 100.00	Aa2	5,966,500
	5.000%, 11/01/47
260	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.750%, 11/01/30 –	No Opt. Call	AA	363,191
	AGM Insured
5	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001,	7/19 at 100.00	AA	5,013
	5.000%, 8/01/35 – AGM Insured
500	Columbus, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2014A,	5/24 at 100.00	AA+	573,600
	5.000%, 5/01/31
500	Columbus, Georgia, Water and Sewerage Revenue Bonds, Series 2016, 5.000%, 5/01/36	5/26 at 100.00	AA+	592,350

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2006B:
$ 6,000	5.250%, 10/01/32 – AGM Insured (UB) (4)	10/26 at 100.00	AA	$ 7,373,400
300	5.000%, 10/01/35 – AGM Insured	10/26 at 100.00	AA	359,496
5,350	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series	10/21 at 100.00	Aa3	5,755,263
	2011A, 5.250%, 10/01/41
1,000	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2013,	1/23 at 100.00	AA	1,108,420
	5.000%, 1/01/33
635	Midgeville, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 1996, 6.000%,	No Opt. Call	AA	670,871
	12/01/21 – AGM Insured
	Oconee County, Georgia, Water and Sewer Revenue Bonds, Series 2017A:
155	5.000%, 9/01/35	9/27 at 100.00	AA	188,007
535	5.000%, 9/01/37	9/27 at 100.00	AA	644,103
2,000	South Fulton Municipal Regional Water and Sewer Authority, Georgia, Revenue Bonds,	1/24 at 100.00	AA	2,279,940
	Refunding Series 2014, 5.000%, 1/01/30
2,315	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, Oconee-Hard Creek	2/26 at 100.00	Aa2	2,512,377
	Reservoir Project, Series 2016, 4.000%, 2/01/38
28,555	Total Water and Sewer			33,219,171
$ 194,844	Total Long-Term Investments (cost $206,095,114)			217,294,159

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.1% (0.1% of Total Investments)
	MUNICIPAL BONDS – 0.1% (0.1% of Total Investments)
	Health Care – 0.1% (0.1% of Total Investments)
$ 231	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center,	No Opt. Call	N/R	$ 113,509
	Series 2016, 6.500%, 4/30/17 (5), (6)
$ 231	Total Short-Term Investments (cost $231,260)			113,509
	Total Investments (cost $206,326,374) – 150.8%			217,407,668
	Floating Rate Obligations – (13.6)%			(19,600,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (40.5)% (8)			(58,356,964)
	Other Assets Less Liabilities – 3.3%			4,701,234
	Net Asset Applicable to Common Shares – 100.0%			$ 144,151,938

NKG	Nuveen Georgia Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2019

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 26.8%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NMY	Nuveen Maryland Quality Municipal
Income Fund
Portfolio of Investments
May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 161.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 161.7% (100.0% of Total Investments)
	Consumer Discretionary – 3.4% (2.1% of Total Investments)
$ 9,215	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017,	9/27 at 100.00	BBB–	$ 10,393,598
	5.000%, 9/01/46
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt	7/19 at 100.00	N/R	1,265,000
	Conference Center, Series 2006A, 5.000%, 12/01/31 (4)
11,215	Total Consumer Discretionary			11,658,598
	Consumer Staples – 5.7% (3.5% of Total Investments)
595	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/19 at 100.00	B–	573,431
	Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/47
13,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	7/19 at 19.03	N/R	2,136,290
	Bonds, Series 2006A, 0.000%, 6/15/46
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds,
	Series 2007A:
1,945	5.250%, 6/01/32	6/19 at 100.00	N/R	1,919,462
2,915	5.625%, 6/01/47	6/19 at 100.00	N/R	2,817,406
1,815	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,	No Opt. Call	BBB	1,945,644
	Series 2016A-1, 5.625%, 6/01/35
100	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	6/19 at 100.00	B3	99,040
	Bonds, Series 2006A, 5.000%, 6/01/46
3,270	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds,	7/19 at 100.00	Ba1	3,304,400
	Series 2002, 5.500%, 5/15/39
2,000	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed	6/19 at 100.00	BB+	2,010,120
	Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A,
	5.000%, 6/01/37
1,405	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB+	1,573,277
	Bonds, Series 2018A, 5.000%, 6/01/46
450	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement	7/19 at 100.00	A3	450,824
	Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31
2,850	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/45	6/27 at 100.00	B+	2,789,124
30,345	Total Consumer Staples			19,619,018
	Education and Civic Organizations – 10.3% (6.4% of Total Investments)
	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s
	University Inc., Series 2017A:
1,500	5.000%, 9/01/37, 144A	9/27 at 100.00	BB+	1,638,465
3,250	5.000%, 9/01/45, 144A	9/27 at 100.00	BB+	3,499,730
700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher	7/22 at 100.00	A–	757,694
	College, Series 2012A, 5.000%, 7/01/34
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher
	College, Series 2017A:
1,100	5.000%, 7/01/37	7/27 at 100.00	A–	1,273,239
1,200	5.000%, 7/01/44	7/27 at 100.00	A–	1,375,536
265	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Green Street	7/27 at 100.00	N/R	273,925
	Academy, Series 2017A, 5.125%, 7/01/37, 144A
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns
	Hopkins University, Series 2012A:
1,145	5.000%, 7/01/30	7/22 at 100.00	AA+	1,260,897
1,050	5.000%, 7/01/37	7/22 at 100.00	AA+	1,151,640

NMY	Nuveen Maryland Quality Municipal Income Fund
Portfolio of Investments (continued)

May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns
	Hopkins University, Series 2013B:
$ 500	5.000%, 7/01/38	7/23 at 100.00	AA+	$ 559,250
4,375	4.250%, 7/01/41	7/23 at 100.00	AA+	4,705,969
1,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola	10/22 at 100.00	A	1,360,462
	University Maryland, Series 2012A, 5.000%, 10/01/39
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola
	University Maryland, Series 2014:
1,000	4.000%, 10/01/45	10/24 at 100.00	A	1,055,270
1,250	5.000%, 10/01/45	10/24 at 100.00	A	1,401,375
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland
	Institute College of Art, Series 2012:
1,500	5.000%, 6/01/34	6/22 at 100.00	Baa1	1,608,000
3,000	5.000%, 6/01/47	6/22 at 100.00	Baa1	3,179,700
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland
	Institute College of Art, Series 2016:
175	5.000%, 6/01/36	6/26 at 100.00	Baa1	198,156
2,500	4.000%, 6/01/42	6/26 at 100.00	Baa1	2,598,625
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland
	Institute College of Art, Series 2017:
525	5.000%, 6/01/35	6/26 at 100.00	Baa1	596,306
1,000	5.000%, 6/01/42	6/26 at 100.00	Baa1	1,119,140
745	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson	7/19 at 100.00	BB	745,469
	Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40
625	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees	7/22 at 100.00	A+	682,944
	and Auxiliary Facilities, Refunding Series 2012, 5.000%, 7/01/29
4,115	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds,	No Opt. Call	A+	4,219,068
	Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – NPFG Insured
32,770	Total Education and Civic Organizations			35,260,860
	Energy – 1.1% (0.7% of Total Investments)
3,810	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine	9/20 at 100.00	BB–	3,931,387
	Terminals Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25
	Health Care – 37.4% (23.1% of Total Investments)
	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue
	Bonds, Meritus Medical Center, Series 2015:
990	4.000%, 7/01/32	7/25 at 100.00	BBB+	1,059,419
2,470	4.250%, 7/01/35	7/25 at 100.00	BBB+	2,656,238
1,740	5.000%, 7/01/45	7/25 at 100.00	BBB+	1,947,338
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors
	Community Hospital, Series 2017B:
250	5.000%, 7/01/34	7/27 at 100.00	Baa3	283,475
4,820	5.000%, 7/01/38	7/27 at 100.00	Baa3	5,381,626
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy
	Medical Center, Series 2016A:
90	5.000%, 7/01/36	7/26 at 100.00	BBB	102,257
1,450	5.000%, 7/01/38	7/26 at 100.00	BBB	1,636,427
585	4.000%, 7/01/42	7/26 at 100.00	BBB	609,032
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist
	Healthcare, Series 2011A:
1,350	6.250%, 1/01/31	1/22 at 100.00	Baa3	1,496,732
375	6.125%, 1/01/36	1/22 at 100.00	Baa3	411,266
3,270	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/27 at 100.00	Baa3	3,790,028
	Healthcare, Series 2016A, 5.500%, 1/01/46

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,355	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel	7/22 at 100.00	A	$ 1,493,020
	Health System Issue, Series 2012, 5.000%, 7/01/24
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert	7/23 at 100.00	AA–	2,188,480
	Health System Issue, Refunding Series 2013, 5.000%, 7/01/38
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll
	Hospital Center, Series 2012A:
1,000	4.000%, 7/01/30	7/22 at 100.00	A1	1,060,800
1,775	5.000%, 7/01/37	7/22 at 100.00	A1	1,914,693
4,335	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick	7/22 at 100.00	A–	4,516,420
	Memorial Hospital Issue, Series 2012A, 4.250%, 7/01/32
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns	5/25 at 100.00	Aa2	2,673,000
	Hopkins Health System Issue, Series 2015A, 4.000%, 5/15/40
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns
	Hopkins Health System Obligated Group Issue, Series 2011A:
500	5.000%, 5/15/25	5/21 at 100.00	Aa2	535,370
500	5.000%, 5/15/26	5/21 at 100.00	Aa2	535,670
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge	7/26 at 100.00	A+	2,282,400
	Health Issue, Series 2016, 5.000%, 7/01/47
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge
	Health Issue, Series 2017:
1,000	5.000%, 7/01/33	7/27 at 100.00	A+	1,187,410
1,000	5.000%, 7/01/44	7/27 at 100.00	A+	1,155,610
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge
	Health System, Series 2015:
1,500	4.000%, 7/01/35	7/25 at 100.00	A+	1,604,430
1,125	5.000%, 7/01/40	7/25 at 100.00	A+	1,270,789
2,975	4.125%, 7/01/47	7/25 at 100.00	A+	3,146,538
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar	2/25 at 100.00	A	2,823,450
	Health Issue, Series 2015, 5.000%, 8/15/38
6,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar	5/27 at 100.00	A	6,975,780
	Health Issue, Series 2017A, 5.000%, 5/15/42
2,850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy	7/22 at 100.00	BBB	3,064,633
	Medical Center, Series 2011, 5.000%, 7/01/31
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula
	Regional Medical Center Issue, Refunding Series 2015:
1,000	5.000%, 7/01/39	7/24 at 100.00	A	1,109,680
5,500	5.000%, 7/01/45	7/24 at 100.00	A	6,076,950
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Trinity
	Health Credit Group, Series 2017MD:
1,000	5.000%, 12/01/46	6/27 at 100.00	AA–	1,178,650
3,260	5.000%, 12/01/46 (UB) (5)	6/27 at 100.00	AA–	3,842,399
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University
	of Maryland Medical System Issue, Series 2013A:
4,665	4.000%, 7/01/43	7/22 at 100.00	A	4,820,158
11,500	5.000%, 7/01/43	7/22 at 100.00	A	12,397,920
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	7/25 at 100.00	A	1,141,430
	of Maryland Medical System Issue, Series 2015, 5.000%, 7/01/35
5,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	7/27 at 100.00	A	6,388,800
	of Maryland Medical System Issue, Series 2017B, 5.000%, 7/01/39
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	1/28 at 100.00	A	2,137,060
	of Maryland Medical System Issue, Taxable Series 2017D, 4.000%, 7/01/48
12,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western	7/24 at 100.00	BBB	13,739,477
	Maryland Health, Series 2014, 5.250%, 7/01/34

NMY	Nuveen Maryland Quality Municipal Income Fund
Portfolio of Investments (continued)

May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 8,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Refunding	12/21 at 100.00	AA–	$ 8,607,920
	Series 2011MD, 5.000%, 12/01/40
	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015:
6,000	4.000%, 12/01/44	6/25 at 100.00	AA–	6,376,140
2,000	5.000%, 12/01/44 (UB) (5)	6/25 at 100.00	AA–	2,270,180
115,980	Total Health Care			127,889,095
	Housing/Multifamily – 8.7% (5.4% of Total Investments)
1,930	Anne Arundel County, Maryland, FNMA Multifamily Housing Revenue Bonds, Glenview Gardens	1/20 at 102.00	AA+	2,000,541
	Apartments Project, Series 2009, 5.000%, 1/01/28 (Mandatory Put 1/01/27)
	Howard County Housing Commission, Maryland, Revenue Bonds, Columbia Commons Apartments,
	Series 2014A:
1,500	4.000%, 6/01/34	6/24 at 100.00	A+	1,576,320
1,550	5.000%, 6/01/44	6/24 at 100.00	A+	1,691,980
1,860	Howard County Housing Commission, Maryland, Revenue Bonds, Gateway Village Apartments,	6/26 at 100.00	A+	1,952,479
	Series 2016, 4.000%, 6/01/46
	Howard County Housing Commission, Maryland, Revenue Bonds, The Verona at Oakland Mills
	Project, Series 2013:
3,000	5.000%, 10/01/28	10/23 at 100.00	A+	3,352,050
2,000	4.625%, 10/01/28	10/23 at 100.00	A+	2,196,940
1,000	Howard County Housing Commission, Maryland, Revenue Bonds, Woodfield Oxford Square	12/27 at 100.00	A+	1,150,030
	Apartments, Series 2017, 5.000%, 12/01/42
1,195	Maryland Community Development Administration Department of Housing and Community	1/24 at 100.00	AA+	1,233,180
	Development, Housing Revenue Bonds, Series 2014D, 3.900%, 7/01/40
680	Maryland Community Development Administration Department of Housing and Community	1/27 at 100.00	AA+	700,380
	Development, Housing Revenue Bonds, Series 2017C, 3.550%, 7/01/42
1,000	Maryland Community Development Administration, Department of Housing and Community	12/24 at 100.00	Aaa	1,041,740
	Development, Multifamily Development Revenue Bonds, Marlborough Apartments, Series 2014I,
	3.450%, 12/15/31
	Maryland Economic Development Corporation, Senior Student Housing Revenue Bonds, Towson
	University Project, Refunding Series 2017:
1,100	5.000%, 7/01/36	7/27 at 100.00	BBB	1,259,280
470	5.000%, 7/01/37	7/21 at 100.00	BBB	493,932
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury
	University Project, Refunding Series 2013:
500	5.000%, 6/01/27	6/23 at 100.00	Baa3	539,310
500	5.000%, 6/01/34	6/23 at 100.00	Baa3	531,160
1,500	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt	7/22 at 100.00	BBB–	1,591,095
	University Village, Series 2012, 5.000%, 7/01/33
495	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of	7/25 at 100.00	BBB–	536,714
	Maryland – Baltimore Project, Refunding Senior Lien Series 2015, 5.000%, 7/01/39
1,160	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of	7/19 at 100.00	AA	1,160,592
	Maryland, Baltimore County Project, Refunding Series 2016, 3.600%, 7/01/35 – AGM Insured
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of
	Maryland, College Park Project, Refunding Series 2016:
875	5.000%, 6/01/30 – AGM Insured	6/26 at 100.00	AA	1,044,470
240	5.000%, 6/01/31 – AGM Insured	6/26 at 100.00	AA	285,240
2,405	5.000%, 6/01/35 – AGM Insured	6/26 at 100.00	AA	2,814,716
780	5.000%, 6/01/43 – AGM Insured	6/26 at 100.00	AA	902,694
1,500	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing	7/24 at 100.00	Aaa	1,555,320
	Development Bonds, Series 2014A, 3.875%, 7/01/39
27,240	Total Housing/Multifamily			29,610,163

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 6.1% (3.8% of Total Investments)
$ 2,385	Maryland Community Development Administration Department of Housing and Community	3/26 at 100.00	Aa2	$ 2,437,876
	Development, Residential Revenue Bonds, Series 2011B, 3.250%, 3/01/36
2,365	Maryland Community Development Administration Department of Housing and Community	9/23 at 100.00	Aa2	2,524,850
	Development, Residential Revenue Bonds, Series 2014A, 4.300%, 9/01/32
	Maryland Community Development Administration Department of Housing and Community
	Development, Residential Revenue Bonds, Series 2014C:
3,000	3.400%, 3/01/31	3/24 at 100.00	Aa2	3,113,430
1,165	3.750%, 3/01/39	3/24 at 100.00	Aa2	1,198,471
1,500	Maryland Community Development Administration Department of Housing and Community	9/25 at 100.00	Aa2	1,575,255
	Development, Residential Revenue Bonds, Series 2015A, 3.800%, 9/01/35
4,900	Maryland Community Development Administration Department of Housing and Community	9/27 at 100.00	Aa2	5,273,478
	Development, Residential Revenue Bonds, Series 2018A, 4.100%, 9/01/38 (UB) (5)
1,865	Maryland Community Development Administration Department of Housing and Community	3/28 at 100.00	Aa2	1,955,807
	Development, Residential Revenue Bonds, Series 2019A, 3.750%, 9/01/39
1,280	Maryland Community Development Administration Department of Housing and Community	9/28 at 100.00	Aa2	1,290,662
	Development, Residential Revenue Bonds, Series 2019B, 3.350%, 9/01/42 (WI/DD,
	Settling 6/13/19)
1,410	Montgomery County Housing Opportunities Commission, Maryland, Single Family Mortgage	7/26 at 100.00	Aa2	1,466,513
	Revenue Bonds, Series 2017A, 3.650%, 7/01/37
19,870	Total Housing/Single Family			20,836,342
	Long-Term Care – 8.2% (5.1% of Total Investments)
	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016:
2,220	5.000%, 1/01/37	1/26 at 100.00	A	2,546,762
1,000	3.625%, 1/01/37	1/26 at 100.00	A	1,039,840
2,050	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc.,	1/20 at 100.00	BBB	2,097,191
	Series 2009B, 6.000%, 1/01/23
3,000	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Obligated	1/24 at 104.00	BBB	3,359,580
	Group Project, Refunding Series 2018A, 5.000%, 1/01/36
1,290	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding	4/27 at 100.00	N/R	1,341,561
	Series 2016, 5.000%, 4/01/46
1,710	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding	4/27 at 100.00	N/R	1,797,996
	Series 2017, 5.000%, 4/01/36
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown
	Community Issue, Series 2016A:
2,125	5.000%, 1/01/36	7/26 at 100.00	A	2,466,254
4,090	5.000%, 1/01/45	7/26 at 100.00	A	4,690,698
2,480	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge	6/19 at 100.00	A–	2,483,249
	Retirement Community, Series 2007, 4.750%, 7/01/34
1,050	Prince George’s County, Maryland, Revenue Bonds, Collington Episcopal Life Care	4/27 at 100.00	N/R	1,138,116
	Community Inc., Series 2017, 5.250%, 4/01/37
1,000	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside	11/24 at 103.00	BB	1,097,120
	King Farm Project, Refunding Series 2017, 5.000%, 11/01/35
795	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside	11/24 at 103.00	BB	882,665
	King Farm Project, Refunding Series 2017A-2, 5.000%, 11/01/31
1,000	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside	11/24 at 103.00	BB	1,090,350
	King Farm Project, Series 2017A-1, 5.000%, 11/01/37
200	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B,	11/24 at 103.00	BB	215,700
	5.000%, 11/01/47

NMY	Nuveen Maryland Quality Municipal Income Fund
Portfolio of Investments (continued)

May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Washington County Commissioners, Maryland, Revenue Bonds, Diakon Lutheran Social
	Ministries Project, Series 2019B:
$ 1,000	5.000%, 1/01/29	No Opt. Call	BBB+	$ 1,198,170
500	5.000%, 1/01/32	1/29 at 100.00	BBB+	588,790
25,510	Total Long-Term Care			28,034,042
	Tax Obligation/General – 16.2% (10.0% of Total Investments)
1,500	Howard County, Maryland, General Obligation Bonds, Consolidated Public Improvement	No Opt. Call	AAA	1,693,080
	Project, Refunding Series 2017D, 5.000%, 2/15/23
5,240	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	AA	4,037,630
	Obligation Bonds, Series 2005, 0.000%, 8/01/30 – AGM Insured
1,000	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Third Series	No Opt. Call	AAA	1,014,880
	2009C, 5.000%, 11/01/19
3,645	Maryland State, General Obligation Bonds, State and Local Facilities Loan, First Series	No Opt. Call	AAA	4,124,281
	2017A, 5.000%, 3/15/23
6,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series	No Opt. Call	AAA	6,460,080
	2014C-2, 5.000%, 8/01/21
4,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series	No Opt. Call	AAA	4,306,720
	2015A-2, 5.000%, 8/01/21
1,500	Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement	No Opt. Call	AAA	1,679,190
	Series 2017A, 5.000%, 11/01/22
3,450	Montgomery County, Maryland, General Obligation Bonds, Refunding Consolidated Public	No Opt. Call	AAA	3,501,474
	Improvement Series 2009A, 5.000%, 11/01/19
3,510	Montgomery County, Maryland, General Obligation Bonds, Refunding Consolidated Public	No Opt. Call	AAA	3,799,435
	Improvement Series 2017C, 5.000%, 10/01/21
4,930	Patterson Joint Unified School District, Stanislaus County, California, General	No Opt. Call	AA	2,235,952
	Obligation Bonds, 2008 Election Series 2009B, 0.000%, 8/01/42 – AGM Insured
	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement
	Bonds, Series 2014A:
3,000	4.000%, 9/01/30	9/24 at 100.00	AAA	3,330,780
3,000	4.000%, 9/01/31	9/24 at 100.00	AAA	3,320,730
14,985	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	7,093,599
	Election Series 2012G, 0.000%, 8/01/40 – AGM Insured
	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties,
	Maryland, General Obligation Bonds, Consolidated Public Improvement, Second Series 2016:
1,000	5.000%, 6/01/27	6/26 at 100.00	AAA	1,230,140
2,000	5.000%, 6/01/35	6/26 at 100.00	AAA	2,396,300
2,500	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties,	No Opt. Call	AAA	3,008,800
	Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2017,
	5.000%, 6/15/25
7,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds,	8/25 at 35.55	Aaa	2,040,500
	Capital Appreciation Series 2015, 0.000%, 8/15/50
68,260	Total Tax Obligation/General			55,273,571
	Tax Obligation/Limited – 30.9% (19.1% of Total Investments)
1,200	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages of	7/23 at 100.00	AA	1,342,200
	Dorchester & Farmington Village Projects, Series 2013, 5.000%, 7/01/32
30	Baltimore, Maryland, Revenue Refunding Bonds, Convention Center, Series 1998, 5.000%,	7/19 at 100.00	Baa2	30,068
	9/01/19 – NPFG Insured
1,450	Baltimore, Maryland, Special Obligation Bonds, Center/West Development Project, Series	6/26 at 100.00	N/R	1,521,964
	2017A, 5.500%, 6/01/43

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Baltimore, Maryland, Special Obligation Bonds, Consolidated Tax Increment Financing,
	Series 2015:
$ 525	5.000%, 6/15/30	6/24 at 100.00	BBB+	$ 592,253
425	5.000%, 6/15/33	6/24 at 100.00	BBB+	473,705
	Baltimore, Maryland, Special Obligation Bonds, East Baltimore Research Park Project,
	Series 2017A:
1,270	4.500%, 9/01/33	9/27 at 100.00	N/R	1,346,175
240	5.000%, 9/01/38	9/27 at 100.00	N/R	260,378
	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016:
1,895	5.000%, 6/01/36	6/26 at 100.00	N/R	1,988,367
250	5.125%, 6/01/43	6/26 at 100.00	N/R	263,265
232	Puerto Rico Urgent Interest fund Corp (COFINA), National Custodial Taxable Trust unit,	No Opt. Call	N/R	191,216
	Series 2007A Sr. Bond, 0.000%, 8/01/41 (6)
2,705	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable-Exempt Trust	No Opt. Call	N/R	1,967,850
	Unit Series 2007A Sr. Bond, 0.000%, 8/01/41 (6)
	Frederick County, Maryland, Lake Linganore Village Community Development Special
	Obligation Bonds, Series 2001A:
21	5.600%, 7/01/20 – RAAI Insured	7/19 at 100.00	AA	21,068
450	5.700%, 7/01/29 – RAAI Insured	7/19 at 100.00	AA	454,235
	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development
	Authority, Series 2010A:
5,340	5.000%, 7/01/30	7/20 at 100.00	A–	5,555,309
2,350	5.000%, 7/01/40	7/20 at 100.00	A–	2,426,492
2,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	2,200,980
	5.000%, 11/15/34
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
500	5.000%, 1/01/31	1/22 at 100.00	BB	525,555
1,000	5.250%, 1/01/36	1/22 at 100.00	BB	1,050,810
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/23	No Opt. Call	BB	1,104,060
2,275	5.000%, 12/01/32	12/26 at 100.00	BB	2,554,643
1,000	5.000%, 12/01/33	12/26 at 100.00	BB	1,118,950
1,000	5.000%, 12/01/36	12/26 at 100.00	BB	1,107,150
1,175	5.000%, 12/01/46	12/26 at 100.00	BB	1,287,988
1,420	Howard County, Maryland, Special Obligation Bonds, Annapolis Junction Town Center	2/24 at 100.00	N/R	1,470,140
	Project, Series 2014, 6.100%, 2/15/44
	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project,
	Series 2017A:
1,500	4.125%, 2/15/34, 144A	2/26 at 100.00	N/R	1,535,655
1,550	4.375%, 2/15/39, 144A	2/26 at 100.00	N/R	1,594,779
850	4.500%, 2/15/47, 144A	2/26 at 100.00	N/R	875,721
1,260	Huntington Beach Union High School District, Orange County, California, Certificates of	No Opt. Call	AA	778,768
	Participation, Capital Project, Series 2007, 0.000%, 9/01/35 – AGM Insured
	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2016:
2,125	5.000%, 7/01/31	7/25 at 100.00	N/R	2,232,695
1,640	5.000%, 7/01/34	7/25 at 100.00	N/R	1,708,765
	Maryland Economic Development Corporation, Special Obligation Bonds, Metro Centre Owings
	Mills Project, Series 2017:
585	4.375%, 7/01/36	1/27 at 100.00	N/R	605,387
355	4.500%, 7/01/44	1/27 at 100.00	N/R	367,194
	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools
	Construction & Revitalization Program, Series 2016:
4,395	5.000%, 5/01/33	5/26 at 100.00	AA	5,197,527
3,650	5.000%, 5/01/35	5/26 at 100.00	AA	4,291,305
5,100	5.000%, 5/01/46 (UB) (5)	5/26 at 100.00	AA	5,890,347

NMY	Nuveen Maryland Quality Municipal Income Fund
Portfolio of Investments (continued)

May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools
	Construction & Revitalization Program, Series 2018A:
$ 2,000	5.000%, 5/01/35	5/28 at 100.00	AA	$ 2,420,100
2,000	5.000%, 5/01/36 (UB) (5)	5/28 at 100.00	AA	2,412,620
6,250	5.000%, 5/01/42 (UB) (5)	5/28 at 100.00	AA	7,424,625
	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools
	Construction & Revitalization Program, Tender Option Bond Trust Series 2018-XF0605:
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	A–	1,278,060
	2009A, 0.000%, 12/15/32
320	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds,	1/26 at 100.00	N/R	332,144
	Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46, 144A
4,500	Prince George’s County, Maryland, Certificates of Participation, University of Maryland	10/28 at 100.00	AA+	5,412,240
	Capital Region Medical Center, Series 2018, 5.000%, 10/01/43 (UB) (5)
5,711	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project,	7/19 at 100.00	N/R	5,732,359
	Series 2005, 5.200%, 7/01/34
	Prince George’s County, Maryland, Special Obligation Bonds, Westphalia Town Center
	Project, Series 2018:
1,300	5.125%, 7/01/39, 144A	7/28 at 100.00	N/R	1,387,542
1,200	5.250%, 7/01/48, 144A	7/28 at 100.00	N/R	1,279,308
2,214	Prince George’s County, Maryland, Special Tax District Bonds, Victoria Falls Project,	7/19 at 100.00	N/R	2,246,081
	Series 2005, 5.250%, 7/01/35
1,100	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	1,230,625
	5.500%, 7/01/29 – AMBAC Insured
2,100	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	7/19 at 100.00	AA	2,129,442
1,100	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A,	No Opt. Call	Aaa	1,208,966
	5.125%, 6/01/24 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,093	4.500%, 7/01/34 (DD1, Settling 6/06/19)	7/25 at 100.00	N/R	1,123,058
1,000	4.550%, 7/01/40	7/28 at 100.00	N/R	995,940
128	0.000%, 7/01/33	7/28 at 86.05	N/R	70,298
114	0.000%, 7/01/31 (WI/DD, Settling 6/06/19)	7/28 at 91.87	NR	70,323
88	0.000%, 7/01/29 (WI/DD, Settling 6/06/19)	7/28 at 98.64	N/R	60,391
90	0.000%, 7/01/27 (WI/DD, Settling 6/06/19)	No Opt. Call	N/R	68,336
53	0.000%, 7/01/24 (WI/DD, Settling 6/06/19)	No Opt. Call	N/R	44,863
	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Refunding
	Series 2007CC:
765	5.500%, 7/01/28 – NPFG Insured	No Opt. Call	Baa2	845,539
2,300	5.500%, 7/01/30 – AGM Insured	No Opt. Call	AA	2,575,471
1,500	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note	9/25 at 100.00	A	1,635,765
	Revenue Bonds, Series 2015, 5.000%, 9/01/33, 144A
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	7/19 at 100.00	Baa2	2,024,460
	Series 2006, 5.000%, 10/01/27 – FGIC Insured
2,240	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital	10/24 at 100.00	AA	2,468,950
	Series 2014A, 5.000%, 10/01/34 – AGM Insured, 144A
1,035	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior	10/19 at 100.00	AA	1,047,534
	Lien Series 2009A-1, 5.000%, 10/01/29 – AGM Insured
2,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior	No Opt. Call	AA	2,171,940
	Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured
98,964	Total Tax Obligation/Limited			105,629,944

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 12.0% (7.4% of Total Investments)
$ 85	Baltimore, Maryland, Revenue Refunding Bonds, Parking System Facilities, Series 1998A,	No Opt. Call	A1	$ 88,393
	5.250%, 7/01/21 – FGIC Insured
125	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (AMT)	10/23 at 100.00	BBB+	145,103
	Guam Port Authority, Port Revenue Bonds, Private Activity Series 2018B:
510	5.000%, 7/01/32 (AMT)	7/28 at 100.00	A	584,440
355	5.000%, 7/01/33 (AMT)	7/28 at 100.00	A	405,286
600	Maryland Economic Development Corporation Economic Development Revenue Bonds, Terminal	6/29 at 100.00	Baa3	700,146
	Project, Series 2019A, 5.000%, 6/01/49 (AMT)
	Maryland Economic Development Corporation Economic Development Revenue Bonds,
	Transportation Facilities Project, Refunding Series 2017A:
1,000	5.000%, 6/01/31	6/28 at 100.00	Baa3	1,201,250
1,125	5.000%, 6/01/32	6/28 at 100.00	Baa3	1,344,667
3,360	5.000%, 6/01/35	6/28 at 100.00	Baa3	3,980,928
	Maryland Economic Development Corporation, Parking Facilities Revenue Bonds Baltimore
	City Project, Subordinate Parking Facilities Revenue Bonds, Series 2018C:
1,250	4.000%, 6/01/48	6/28 at 100.00	BBB–	1,291,987
1,170	4.000%, 6/01/58	6/28 at 100.00	BBB–	1,174,387
3,725	Maryland Economic Development Corporation, Parking Facilities Revenue Bonds, Baltimore	6/28 at 100.00	BBB	4,140,710
	City Project, Senior Parking Facilities Revenue Bonds, Series 2018A, 5.000%, 6/01/58
	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple
	Line Light Rail Project, Green Bonds, Series 2016D:
2,000	5.000%, 9/30/28 (AMT)	9/26 at 100.00	BBB+	2,326,240
1,000	5.000%, 9/30/31 (AMT)	9/26 at 100.00	BBB+	1,142,990
2,200	5.000%, 3/31/41 (AMT)	9/26 at 100.00	BBB+	2,438,502
3,625	5.000%, 3/31/46 (AMT)	9/26 at 100.00	BBB+	4,008,235
2,200	5.000%, 3/31/51 (AMT)	9/26 at 100.00	BBB+	2,428,206
	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue
	Bonds, Johns Hopkins Hospital, Series 2001:
1,300	5.000%, 7/01/27 – AMBAC Insured	7/19 at 100.00	N/R	1,312,896
1,000	5.000%, 7/01/34 – AMBAC Insured	7/19 at 100.00	N/R	1,009,940
405	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue	7/19 at 100.00	N/R	405,863
	Bonds, Johns Hopkins Medical Institutions, Series 1996, 5.500%, 7/01/26 – AMBAC Insured
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding
	Series 2016:
175	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB	184,936
680	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB	715,095
3,000	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia	7/24 at 100.00	BBB	3,294,960
	Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC, Sixth Series 1997:
15	5.750%, 12/01/22 – NPFG Insured (AMT)	7/19 at 100.00	BBB+	15,546
70	5.750%, 12/01/25 – NPFG Insured (AMT)	7/19 at 100.00	BBB+	72,657
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue	7/27 at 100.00	AA–	1,217,690
	Bonds, Refunding Crossover Series 2017A-2, 5.000%, 7/01/33
	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue
	Bonds, Series 2017B:
1,500	5.000%, 7/01/29	7/27 at 100.00	AA–	1,863,810
2,000	5.000%, 7/01/42	7/27 at 100.00	AA–	2,377,560
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue	7/27 at 100.00	AA–	1,197,010
	Bonds, Series 2018, 5.000%, 7/01/38
36,475	Total Transportation			41,069,433

NMY	Nuveen Maryland Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 11.6% (7.1% of Total Investments) (7)
	Baltimore, Maryland, General Obligation Bonds, Consolidated Public Improvements,
	Series 2011A:
$ 1,000	5.000%, 10/15/29 (Pre-refunded 10/15/21)	10/21 at 100.00	AA	$ 1,083,650
1,200	5.000%, 10/15/30 (Pre-refunded 10/15/21)	10/21 at 100.00	AA	1,300,380
2,000	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1994A, 5.000%,	No Opt. Call	AA–	2,258,320
	7/01/24 – FGIC Insured (ETM)
3,120	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1998A, 5.000%,	No Opt. Call	AA	3,636,703
	7/01/28 – FGIC Insured (ETM)
5,895	Maryland Economic Development Corporation, Economic Development Revenue Bonds,	6/20 at 100.00	N/R	6,144,889
	Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35 (Pre-refunded 6/01/20)
2,445	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors	7/20 at 100.00	N/R	2,557,250
	Community Hospital, Refunding Series 2010, 5.750%, 7/01/38 (Pre-refunded 7/01/20)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown
	Community Issue, Series 2010:
1,695	6.125%, 1/01/30 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	1,815,718
5,070	6.250%, 1/01/45 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	5,440,921
2,845	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix	No Opt. Call	N/R	3,293,116
	Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)
4,450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns	5/20 at 100.00	AA–	4,598,897
	Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40
	(Pre-refunded 5/15/20)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge
	Health System, Series 2011:
500	5.750%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	A+	542,820
1,000	6.000%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A+	1,090,720
4,155	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	7/19 at 100.00	A	4,166,509
	of Maryland Medical System, Series 2010, 5.125%, 7/01/39 (Pre-refunded 7/01/19)
1,610	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA,	No Opt. Call	Baa2	1,614,782
	5.500%, 7/01/19 – NPFG Insured (ETM)
36,985	Total U.S Guaranteed			39,544,675
	Utilities – 1.6% (1.0% of Total Investments)
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	2,000,000
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35
	(Mandatory Put 7/01/22) (4)
1,250	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,373,263
	Guam Power Authority, Revenue Bonds, Series 2014A:
600	5.000%, 10/01/39	10/24 at 100.00	AA	674,274
575	5.000%, 10/01/44	10/24 at 100.00	AA	643,718
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding	7/19 at 100.00	Caa2	691,675
	Series 2007A, 5.000%, 7/01/24
5,155	Total Utilities			5,382,930
	Water and Sewer – 8.5% (5.3% of Total Investments)
2,480	Baltimore, Maryland, Project and Revenue Refunding Bonds, Water Projects, Series 2013B,	1/24 at 100.00	AA–	2,802,375
	5.000%, 7/01/38
1,000	Baltimore, Maryland, Revenue Bonds, Storm Water Projects, Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	Aa2	1,218,410
2,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	AA	2,123,020
2,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	AA	2,440,800

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Subordinate Series 2017A:
$ 6,000	5.000%, 7/01/41 (UB)	1/27 at 100.00	AA–	$ 7,086,240
2,000	5.000%, 7/01/46	1/27 at 100.00	AA–	2,351,820
2,000	5.000%, 7/01/46 (UB)	1/27 at 100.00	AA–	2,351,820
640	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1994A, 5.000%,	No Opt. Call	AA–	677,018
	7/01/24 – FGIC Insured
2,500	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2014A,	1/25 at 100.00	A+	2,838,575
	5.000%, 7/01/44
1,300	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/24 at 100.00	A–	1,417,208
	Refunding Series 2014A, 5.000%, 7/01/35
1,240	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/27 at 100.00	A–	1,392,607
	Refunding Series 2017, 5.000%, 7/01/40
2,030	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A–	2,218,222
	2013, 5.500%, 7/01/43
245	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/26 at 100.00	A–	284,278
	2016, 5.000%, 7/01/27
25,435	Total Water and Sewer			29,202,393
$ 538,014	Total Long-Term Investments (cost $522,722,933)			552,942,451
	Floating Rate Obligations – (8.3)%			(28,405,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (53.2)% (8)			(181,809,337)
	Other Assets Less Liabilities – (0.2)%			(667,987)
	Net Asset Applicable to Common Shares – 100.0%			$ 342,060,127

NMY	Nuveen Maryland Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2019

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.

(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest
(8)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 32.9%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3-Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

DD1	Portion of investment purchased on a delayed delivery basis.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NMS	Nuveen Minnesota Quality Municipal
Income Fund
Portfolio of Investments
May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 155.2% (97.8% of Total Investments)
	MUNICIPAL BONDS – 155.2% (97.8% of Total Investments)
	Consumer Staples – 0.8% (0.5% of Total Investments)
$ 700	Moorhead, Minnesota, Recovery Zone Facility Revenue Bonds, American Crystal Sugar	6/20 at 100.00	BBB+	$ 720,153
	Company Project, Series 2010, 5.650%, 6/01/27
	Education and Civic Organizations – 27.9% (17.6% of Total Investments)
50	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy	7/24 at 102.00	N/R	52,644
	Project, Series 2016A, 5.000%, 7/01/36
500	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy	7/24 at 102.00	N/R	508,625
	Project,Series 2016A, 4.000%, 7/01/28
830	City of Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science	12/20 at 102.00	BBB–	862,494
	Academy Building Company, Series 2012A, 5.000%, 12/01/43
250	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project,	7/25 at 100.00	BB+	268,930
	Series 2015A, 5.250%, 7/01/40
570	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language	8/22 at 102.00	BB+	604,445
	Academy, Series 2014A, 5.750%, 8/01/44
750	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language	8/27 at 102.00	BB+	804,270
	Academy, Series 2019A, 5.250%, 8/01/43
100	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of	7/26 at 100.00	N/R	100,469
	Performing Arts Project, Series 2016A, 5.000%, 7/01/47
2,200	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series	7/24 at 100.00	BB+	2,290,838
	2014A, 5.000%, 7/01/44
1,575	Independence, Minnesota, Charter School Lease Revenue Bonds, Beacon Academy Project,	7/26 at 100.00	N/R	1,604,059
	Series 2016A, 5.000%, 7/01/46
	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project,
	Series 2013A:
300	6.000%, 7/01/33	7/23 at 100.00	BB+	327,528
1,425	6.000%, 7/01/43	7/23 at 100.00	BB+	1,533,913
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University,
	Refunding Series 2017:
750	5.000%, 5/01/37	5/27 at 100.00	BBB–	846,442
2,000	5.000%, 5/01/47	5/27 at 100.00	BBB–	2,224,600
1,580	Minnesota Higher Education Facilities Authority, Revenue Bonds, Carleton College,	3/27 at 100.00	Aa2	1,731,001
	Refunding Series 2017, 4.000%, 3/01/42
305	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St Benedict,	3/26 at 100.00	Baa1	314,098
	Series 2016-8K, 4.000%, 3/01/43
600	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College,	3/27 at 100.00	Aa3	647,682
	Refunding Series 2017, 4.000%, 3/01/48
225	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine	10/28 at 100.00	Baa1	258,347
	University, Refunding Series 2018A, 5.000%, 10/01/45
770	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint	10/29 at 100.00	A2	934,872
	Thomas, Series 2019, 5.000%, 10/01/40
705	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School	9/24 at 100.00	BB	727,229
	Project, Series 2014A, 5.000%, 9/01/44
450	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project,	12/21 at 100.00	BBB–	469,111
	Series 2004A, 5.500%, 12/01/33
300	Rice County, Minnesota Educational Facility Revenue Bonds, Shattuck Saint Mary’s School	No Opt. Call	BB+	315,687
	Project, Series 2015, 5.000%, 8/01/22, 144A

NMS	Nuveen Minnesota Quality Municipal Income Fund
Portfolio of Investments (continued)

May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	9/20 at 101.00	BB+	$ 514,190
	Bonds, Hmong Education Reform Company, Series 2012A, 5.250%, 9/01/32
1,100	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	9/21 at 100.00	BBB–	1,186,801
	Bonds, Nova Classical Academy, Series 2011A, 6.375%, 9/01/31
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue
	Bonds, Twin Cities Academy Project, Series 2015A:
360	5.300%, 7/01/45	7/25 at 100.00	BB	381,028
510	5.375%, 7/01/50	7/25 at 100.00	BB	540,416
1,680	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	7/23 at 100.00	BB+	1,739,993
	Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44
800	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds,	12/22 at 100.00	BBB–	823,464
	Higher Ground Academy Charter School, Series 2013A, 5.000%, 12/01/33
390	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint	3/23 at 100.00	BB+	389,138
	Paul Conservatory for Performing Artists Charter School Project, Series 2013A, 4.625%, 3/01/43
1,000	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series	10/26 at 100.00	N/R	971,120
	2016A, 5.000%, 10/01/41
500	St Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds,	12/26 at 102.00	BBB–	524,710
	Higher Ground Academy Charter School, Series 2018, 5.125%, 12/01/49
23,075	Total Education and Civic Organizations			24,498,144
	Health Care – 32.4% (20.4% of Total Investments)
250	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project,	3/26 at 100.00	N/R	264,305
	Refunding Series 2016, 4.000%, 3/01/32
180	City of Plato, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health	4/27 at 100.00	BBB	200,295
	Services Project, Series 2017, 5.000%, 4/01/41
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,
	Essentia Health Obligated Group, Series 2018A:
700	5.000%, 2/15/43	2/28 at 100.00	A–	811,769
3,000	5.000%, 2/15/48	2/28 at 100.00	A–	3,469,170
2,000	5.000%, 2/15/53	2/28 at 100.00	A–	2,294,800
	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health
	Services Project, Series 2013:
400	4.000%, 4/01/27	4/22 at 100.00	BBB	417,480
230	4.000%, 4/01/31	4/22 at 100.00	BBB	238,616
500	Maple Grove, Minnesota, Health Care Facilities Revenue Refunding Bonds, North Memorial	9/25 at 100.00	Baa1	527,245
	Health Care, Series 2015, 4.000%, 9/01/35
	Maple Grove, Minnesota, Health Care Facility Revenue Bonds, North Memorial Health Care,
	Series 2017:
200	5.000%, 5/01/31	5/27 at 100.00	Baa1	236,910
165	5.000%, 5/01/32	5/27 at 100.00	Baa1	194,279
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services,
	Series 2015A:
265	4.000%, 11/15/40	11/25 at 100.00	A+	282,318
1,000	5.000%, 11/15/44	11/25 at 100.00	A+	1,128,070
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services,
	Series 2018A:
1,500	4.000%, 11/15/48	11/28 at 100.00	A+	1,604,670
1,500	5.000%, 11/15/49	11/28 at 100.00	A+	1,758,105
710	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds,	12/20 at 100.00	N/R	716,922
	Refunding Series 2013A, 4.400%, 12/01/33

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds,
	Series 2013C:
$ 240	4.500%, 12/01/25	12/20 at 100.00	N/R	$ 245,532
190	4.750%, 12/01/27	12/20 at 100.00	N/R	194,836
160	5.000%, 12/01/28	12/20 at 100.00	N/R	164,194
310	5.400%, 12/01/33	12/20 at 100.00	N/R	318,072
915	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2018A,	5/28 at 100.00	AA	996,792
	4.000%, 11/15/48
30	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project,	5/20 at 100.00	AA–	30,927
	Series 2010A, 5.125%, 5/01/30
635	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series	5/26 at 100.00	AA–	686,714
	2016A, 4.000%, 5/01/37
	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series 2019:
325	5.000%, 5/01/48	5/29 at 100.00	AA–	388,307
750	4.000%, 5/01/49	5/29 at 100.00	AA–	811,980
4,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue	7/25 at 100.00	A+	4,278,480
	Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 4.000%, 7/01/35
800	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds,	11/19 at 100.00	AA–	813,896
	Allina Health System, Series 2009A-1, 5.250%, 11/15/29
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds,
	Fairview Health Services, Series 2017A:
245	4.000%, 11/15/36	11/27 at 100.00	A+	267,217
240	4.000%, 11/15/37	11/27 at 100.00	A+	260,597
2,170	4.000%, 11/15/43	11/27 at 100.00	A+	2,336,721
1,000	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp	7/19 at 100.00	N/R	1,001,790
	Project, Series 2007-1, 5.000%, 8/01/36
	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional
	Medical Center, Refunding Series 2014:
765	4.000%, 9/01/31	9/24 at 100.00	A	813,279
630	5.000%, 9/01/34	9/24 at 100.00	A	700,377
26,005	Total Health Care			28,454,665
	Housing/Multifamily – 4.4% (2.8% of Total Investments)
1,700	Coon Rapids, Minnesota, Multifamily Housing Revenue Bonds, Tralee Terrace Apartments	6/20 at 100.00	Aaa	1,740,851
	Project, Series 2010, 4.500%, 6/01/26
	Minnesota Housing Finance Agency, Rental Housing Revenue Bonds, Series 2011:
355	5.050%, 8/01/31	8/21 at 100.00	AA+	374,536
1,700	5.450%, 8/01/41	8/21 at 100.00	AA+	1,789,046
3,755	Total Housing/Multifamily			3,904,433
	Housing/Single Family – 1.6% (1.0% of Total Investments)
16	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue	6/19 at 100.00	AA+	15,840
	Bonds, City Living Series 2006A-4, 5.000%, 11/01/38 (AMT)
125	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed	7/21 at 100.00	Aaa	127,240
	Securities Program, Series 2011D, 4.700%, 1/01/31
405	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2009E,	7/19 at 100.00	AA+	406,114
	5.100%, 1/01/40
55	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2013C,	1/23 at 100.00	AA+	56,380
	3.900%, 7/01/43
40	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2014C,	7/24 at 100.00	AA+	41,038
	3.500%, 1/01/32
145	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2015F,	7/25 at 100.00	AA+	152,301
	3.300%, 7/01/29

NMS	Nuveen Minnesota Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$ 365	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017A,	1/27 at 100.00	AA+	$ 367,847
	3.200%, 7/01/30 (AMT)
195	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2018A,	7/27 at 100.00	AA+	204,409
	3.625%, 7/01/32 (AMT)
1,346	Total Housing/Single Family			1,371,169
	Industrials – 2.4% (1.5% of Total Investments)
	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond
	Fund Series 2013-1:
1,400	4.500%, 6/01/33	6/21 at 100.00	A+	1,467,298
600	4.750%, 6/01/39	6/21 at 100.00	A+	631,920
2,000	Total Industrials			2,099,218
	Long-Term Care – 13.4% (8.4% of Total Investments)
805	Anoka, Minnesota, Health Care and Housing Facility Revenue Bonds, The Homestead at	11/24 at 100.00	N/R	842,642
	Anoka, Inc Project, Series 2014, 5.125%, 11/01/49
380	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford	11/24 at 100.00	Baa1	385,449
	Foundation Project, Series 2014, 4.000%, 11/01/39
500	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Foundation	11/19 at 100.00	Baa1	505,030
	Project, Series 2011, 5.000%, 11/01/41
875	Cold Spring, Minnesota, Health Care Facilities Revenue Bonds, Assumption Home, Inc,	3/20 at 100.00	N/R	880,819
	Refunding Series 2013, 5.200%, 3/01/43
	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc,
	Refunding Series 2015:
175	5.250%, 1/01/40	1/23 at 100.00	N/R	175,840
850	5.250%, 1/01/46	1/23 at 100.00	N/R	851,334
500	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds,	8/22 at 100.00	N/R	515,420
	Walker Highview Hills LLC Project, Refunding Series 2016A, 5.000%, 8/01/51, 144A
1,350	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding	11/22 at 100.00	N/R	1,364,931
	Series 2012, 4.750%, 11/15/28
750	Minneapolis, Minnesota, Senior Housing and Healthcare Revenue Bonds, Ecumen ? Abiitan	5/23 at 100.00	N/R	780,000
	Mill City Project, Series 2015, 5.250%, 11/01/45
500	Rochester, Minnesota, Health Care and Housing Revenue Bonds, Samaritan Bethany, Inc	8/25 at 100.00	N/R	525,080
	Project, Refunding Series 2017A, 5.000%, 8/01/48
1,300	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview	6/26 at 100.00	N/R	1,373,996
	Home Project, Series 2016B, 4.900%, 6/01/49
500	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care	5/23 at 100.00	N/R	507,840
	Revenue Bonds, Episcopal Homes Project, Series 2013, 5.125%, 5/01/48
1,095	Saint Paul Housing and Redevelopment Authority, Minnesota, Nursing Home Revenue Bonds,	10/19 at 100.00	N/R	1,097,277
	Episcopal Homes of Minnesota, Series 2006, 5.630%, 10/01/33
100	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health	11/20 at 100.00	N/R	100,670
	Care Revenue Bonds, Episcopal Homes Project, Refunding Series 2012A, 5.150%, 11/01/42
	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian
	Homes Bloomington Project, Refunding Series 2017:
500	4.125%, 9/01/34	9/24 at 100.00	N/R	523,610
350	4.125%, 9/01/35	9/24 at 100.00	N/R	365,495
585	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd	1/23 at 100.00	N/R	601,403
	Lutheran Home, Refunding Series 2013, 5.125%, 1/01/39
330	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community,	7/19 at 102.00	N/R	337,234
	Series 2012A, 6.000%, 5/01/47
11,445	Total Long-Term Care			11,734,070

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Materials – 3.0% (1.9% of Total Investments)
$ 2,650	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint	10/22 at 100.00	BBB–	$ 2,667,755
	Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37, 144A (AMT)
	Tax Obligation/General – 25.2% (15.9% of Total Investments)
1,000	Bloomington Independent School District 271, Hennepin County, Minnesota, General	2/27 at 100.00	AAA	1,094,280
	Obligation Bonds, Facilities Maintenance, Series 2017A, 4.000%, 2/01/40
	Brainerd Independent School District 181, Crow Wing County, Minnesota, General
	Obligation Bonds, Facilities Maintenance Series 2018D:
1,015	4.000%, 2/01/38	2/27 at 100.00	AAA	1,111,090
1,055	4.000%, 2/01/39	2/27 at 100.00	AAA	1,150,773
	Brainerd Independent School District 181, Crow Wing County, Minnesota, General
	Obligation Bonds, School Building Series 2018A:
500	4.000%, 2/01/38	2/27 at 100.00	AAA	547,335
1,000	4.000%, 2/01/42	2/27 at 100.00	AAA	1,086,800
1,020	Brooklyn Center Independent School District 286, Minnesota, General Obligation Bonds,	2/27 at 100.00	Aa2	1,093,777
	Series 2018A, 4.000%, 2/01/43
300	Circle Pines Independent School District 12, Centennial, Minnesota, General Obligation	2/25 at 67.23	AAA	169,692
	Bonds, School Building Series 2015A, 0.010%, 2/01/35
1,000	Cloquet Independent School District 94, Carlton and Sant Louis Counties, Minnesota,	2/25 at 100.00	Aa2	1,070,920
	General Obligation Bonds, School Building Series 2015B, 4.000%, 2/01/36
	Hermantown Independent School District 700, Minnesota, General Obligation Bonds, School
	Building Series 2015A:
940	0.000%, 2/01/37	2/24 at 56.07	Aa2	461,643
1,075	0.000%, 2/01/38	2/24 at 53.49	Aa2	502,197
2,000	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds,	2/27 at 100.00	AAA	2,167,840
	School Building Series 2018A, 4.000%, 2/01/42
1,500	Mankato Independent School District 77, Minnesota, General Obligation Bonds, School	2/24 at 100.00	AAA	1,635,135
	Building Series 2014A, 4.000%, 2/01/30
500	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation	2/28 at 100.00	AAA	561,705
	Bonds, Long-Term Facilities Maintenance Series 2017B, 4.000%, 2/01/36
1,345	Minneapolis, Minnesota, General Obligation Bonds, Improvement & Various Purpose Series	12/26 at 100.00	AAA	1,476,971
	2018, 4.000%, 12/01/40
1,000	Richfield Independent School District 280, Hennepin County, Minnesota, General	2/27 at 100.00	AAA	1,087,040
	Obligation Bonds, School Buildings Series 2018A, 4.000%, 2/01/40
1,000	Roseville Independent School District 623, Ramsey County, Minnesota, General Obligation	2/27 at 100.00	Aa2	1,092,440
	Bonds, Series 1994, 4.000%, 2/01/37
1,000	Saint James Independent School District 840, Minnesota, General Obligation Bonds, School	2/26 at 100.00	AAA	1,083,430
	Building Series 2015B, 4.000%, 2/01/45
1,000	Sartell Independent School District 748, Stearns County, Minnesota, General Obligation	2/25 at 62.98	Aa2	527,220
	Bonds, School Building Capital Appreciation Series 2016B, 0.000%, 2/01/39
1,500	Sibley East Independent School District 2310, Sibley, Minnesota, General Obligation	2/25 at 100.00	Aa2	1,594,170
	Bonds, School Building Series 2015A, 4.000%, 2/01/40
1,970	Wayzata Independent School District 284, Hennepin County, Minnesota, General Obligation	2/23 at 100.00	AAA	2,045,353
	Bonds, School Building Series 2014A, 3.500%, 2/01/31
500	West Saint Paul-Mendota Heights-Eagan Independent School District 197, Dakota County,	2/27 at 100.00	AAA	546,480
	Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/39
22,220	Total Tax Obligation/General			22,106,291
	Tax Obligation/Limited – 13.9% (8.8% of Total Investments)
1,000	Anoka-Hennepin Independent School District 11, Minnesota, Certificates of Participation,	2/23 at 100.00	A+	1,035,920
	Series 2015A, 4.000%, 2/01/41
1,600	Duluth Independent School District 709, Minnesota, Certificates of Participation,	2/22 at 77.70	Aa2	1,159,568
	Capital Appreciation Series 2012A, 0.000%, 2/01/28 – AGM Insured

NMS	Nuveen Minnesota Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 125	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Refunding	3/23 at 100.00	N/R	$ 128,229
	Series 2015, 4.000%, 3/01/30
500	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Ivy Tower Project, Series 2015,	3/24 at 100.00	N/R	519,945
	5.000%, 3/01/29
375	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,	8/25 at 100.00	AA+	408,679
	Series 2016C, 4.000%, 8/01/35
200	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,	8/27 at 100.00	AA+	223,246
	Series 2017A, 4.000%, 8/01/35
500	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,	8/28 at 100.00	AA+	532,475
	Series 2018D, 4.000%, 8/01/39
2,230	Minnesota Housing Finance Agency, Nonprofit Housing Bonds, State Appropriation Series	8/21 at 100.00	AA+	2,387,193
	2011, 5.000%, 8/01/31
1,000	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota,	2/25 at 100.00	A2	1,040,230
	Certificates of Participation, Series 2015A, 3.750%, 2/01/36
750	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota,	2/25 at 100.00	A2	795,337
	Certificates of Participation, Series 2015B, 4.000%, 2/01/42
	Saint Cloud Independent School District 742, Stearns County, Minnesota, Certificates of
	Participation, Saint Cloud Area Public Schools, Series 2017A:
145	5.000%, 2/01/32	2/25 at 100.00	A1	167,656
500	4.000%, 2/01/38	2/25 at 100.00	A1	533,155
	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue
	Bonds, 2700 University at Westgate Station, Series 2015B:
455	4.875%, 4/01/30	4/23 at 100.00	N/R	469,455
895	5.250%, 4/01/43	4/23 at 100.00	N/R	917,026
	Saint Paul Housing and Redevelopment Authority, Minnesota, Upper Landing Project Tax
	Increment Revenue Refunding Bonds, Series 2012:
500	5.000%, 9/01/26	3/20 at 102.00	N/R	515,780
500	5.000%, 3/01/29	3/20 at 102.00	N/R	514,825
800	Saint Paul, Minnesota, Sales Tax Revenue Bonds, Series 2014G, 3.750%, 11/01/33	11/24 at 100.00	A+	846,656
12,075	Total Tax Obligation/Limited			12,195,375
	Transportation – 2.4% (1.5% of Total Investments)
1,600	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,	1/27 at 100.00	AA–	1,876,176
	Senior Lien Series 2016C, 5.000%, 1/01/46
200	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,	1/20 at 100.00	A+	202,410
	Subordinate Lien Series 2010D, 4.000%, 1/01/23 (AMT)
1,800	Total Transportation			2,078,586
	U.S. Guaranteed – 11.2% (7.0% of Total Investments) (4)
390	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company,	6/20 at 102.00	N/R	411,150
	Series 2012A, 5.000%, 6/01/43 (Pre-refunded 6/01/20)
2,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint	10/19 at 100.00	A2	2,022,880
	Thomas, Series 2009-7A, 5.000%, 10/01/39 (Pre-refunded 10/01/19)
470	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project,	5/20 at 100.00	N/R	485,392
	Series 2010A, 5.125%, 5/01/30 (Pre-refunded 5/01/20)
2,215	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Park Nicollet Health	7/19 at 100.00	N/R	2,221,999
	Services, Refunding Series 2009, 5.750%, 7/01/39 (Pre-refunded 7/01/19)
825	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds,	11/19 at 100.00	N/R	838,918
	Allina Health System, Series 2009A-1, 5.250%, 11/15/29 (Pre-refunded 11/15/19)
580	St Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds,	11/25 at 100.00	N/R	699,155
	HealthEast Inc, Series 2015A, 5.000%, 11/15/44 (Pre-refunded 11/15/25)
2,000	University of Minnesota, General Revenue Bonds, Series 2011A, 5.250%, 12/01/29	12/20 at 100.00	Aa1	2,112,360
	(Pre-refunded 12/01/20)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 1,000	West Saint Paul, Minnesota, Health Care Facilities Revenue Bonds, Walker Thompson Hill	9/19 at 100.00	N/R	$ 1,012,930
	LLC Project, Series 2011A, 7.000%, 9/01/46 (Pre-refunded 9/01/19)
9,480	Total U.S. Guaranteed			9,804,784
	Utilities – 16.1% (10.2% of Total Investments)
500	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014A,	10/24 at 100.00	A1	536,315
	4.000%, 10/01/33
965	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2016, 5.000%, 10/01/35	10/26 at 100.00	A1	1,141,981
1,200	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A,	12/26 at 100.00	Aa3	1,406,112
	5.000%, 12/01/47
500	Saint Paul Port Authority, Minnesota, District Energy Revenue Bonds, Series 2017-3,	10/27 at 100.00	A–	540,210
	4.000%, 10/01/42
	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds,
	Series 1994A:
1,100	0.000%, 1/01/23 – NPFG Insured	No Opt. Call	A+	1,030,601
3,070	0.000%, 1/01/24 – NPFG Insured	No Opt. Call	A+	2,812,366
100	0.000%, 1/01/26 – NPFG Insured	No Opt. Call	A+	87,604
3,500	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Series	7/28 at 100.00	Aa3	4,215,120
	2018A, 5.000%, 1/01/49
	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A:
1,000	4.000%, 1/01/40	1/24 at 100.00	Aa3	1,060,470
1,200	5.000%, 1/01/46	1/24 at 100.00	Aa3	1,350,156
13,135	Total Utilities			14,180,935
	Water and Sewer – 0.5% (0.3% of Total Investments)
415	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/27 at 100.00	A–	466,074
	Refunding Series 2017, 5.000%, 7/01/40
$ 130,101	Total Long-Term Investments (cost $128,679,629)			136,281,652

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 3.4% (2.2% of Total Investments)
	MUNICIPAL BONDS – 3.4% (2.2% of Total Investments)
	Health Care – 2.5% (1.6% of Total Investments)
$ 2,200	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Variable Rate	5/19 at 100.00	A–1+	$ 2,200,000
	Demand Obligation Series 2008B, 1.4300%, 11/15/38 (5)
	Housing/Single Family – 0.9% (0.6% of Total Investments)
800	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Variable Rate	5/19 at 100.00	A–1+	800,000
	Demand Obligation, Series 2016F, 1.4700%, 1/01/41 (AMT) (5)
$ 3,000	Total Short-Term Investments (cost $3,000,000)			3,000,000
	Total Investments (cost $131,679,629) – 158.6%			139,281,652
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (60.0)% (6)			(52,657,003)
	Other Assets Less Liabilities – 1.4%			1,187,014
	Net Assets Applicable to Common Shares – 100%			$ 87,811,663

NMS	Nuveen Minnesota Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2019

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 37.8%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
See accompanying notes to financial statements.

NOM	Nuveen Missouri Quality Municipal
Income Fund
Portfolio of Investments
May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 157.9% (99.6% of Total Investments)
	MUNICIPAL BONDS – 157.9% (99.6% of Total Investments)
	Consumer Staples – 4.1% (2.6% of Total Investments)
$ 1,055	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and	No Opt. Call	AA–	$ 1,323,677
	Gamble Inc., Series 1999, 5.200%, 3/15/29 (AMT)
	Education and Civic Organizations – 21.6% (13.6% of Total Investments)
300	Curators of the University of Missouri, System Facilities Revenue Bonds, Refunding	11/24 at 100.00	AA+	326,475
	Series 2014A, 4.000%, 11/01/33
250	Lincoln University, Missouri, Auxiliary System Revenue Bonds, Series 2007, 5.125%,	7/19 at 100.00	AA	250,678
	6/01/37 – AGC Insured
410	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	6/23 at 100.00	A1	457,708
	Bonds, Kansas City University of Medicine and Biosciences, Series 2013A, 5.000%, 6/01/33
750	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	810,577
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43
600	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/22 at 100.00	BBB–	631,074
	Bonds, Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33
725	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/23 at 100.00	A+	815,842
	Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34
630	Missouri Health and Educational Facilities Authority, Revenue Bonds, AT Still University	10/21 at 100.00	A–	679,272
	of Health Sciences, Series 2011, 5.250%, 10/01/41
510	Missouri Health and Educational Facilities Authority, Revenue Bonds, AT Still University	10/23 at 100.00	A–	567,212
	of Health Sciences, Series 2014, 5.000%, 10/01/39
1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis	10/25 at 100.00	AA–	1,066,990
	University, Series 2015A, 4.000%, 10/01/42
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis	4/29 at 100.00	AA–	599,810
	University, Series 2019A, 5.000%, 10/01/46
550	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington	11/21 at 100.00	AA+	592,301
	University, Series 2011B, 5.000%, 11/15/37
115	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University,	4/27 at 100.00	Baa1	117,399
	Refunding Series 2017, 4.000%, 4/01/34
100	Saline County Industrial Development Authority, Missouri, First Mortgage Revenue Bonds,	10/23 at 100.00	N/R	101,170
	Missouri Valley College, Series 2017, 4.500%, 10/01/40
6,440	Total Education and Civic Organizations			7,016,508
	Health Care – 36.9% (23.3% of Total Investments)
300	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series	8/26 at 100.00	A–	335,109
	2016, 5.000%, 8/01/30
400	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities	3/27 at 100.00	BBB–	451,780
	Revenue Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/36
170	Clinton County Industrial Development Authority, Missouri, Health Facilities Revenue	12/25 at 100.00	N/R	176,008
	Bonds, Cameron Regional Medical Center, Inc., Series 2017B, 4.400%, 12/01/34
250	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds,	10/27 at 100.00	A–	284,780
	Hannibal Regional Healthcare System, Series 2017, 5.000%, 10/01/47
200	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds,	2/21 at 100.00	A	210,838
	Freeman Health System, Series 2011, 5.500%, 2/15/31
315	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds,	2/24 at 100.00	A	351,748
	Freeman Health System, Series 2015, 5.000%, 2/15/35
500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	1/25 at 100.00	AA	529,045
	BJC Health System, Series 2015A, 4.000%, 1/01/45

NOM	Nuveen Missouri Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	7/26 at 100.00	AA	$ 534,110
	BJC Health System, Variable Rate Demand Obligation Series 2013C, 4.000%, 1/01/50
	(Mandatory Put 1/01/46)
750	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	1/28 at 100.00	AA	800,745
	BJC Health System, Variable Rate Demand Obligation Series 2017D, 4.000%, 1/01/58 (UB) (4)
540	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/20 at 100.00	Baa2	561,735
	Capital Region Medical Center, Series 2011, 5.000%, 11/01/27
1,730	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	1,883,261
	CoxHealth, Series 2013A, 5.000%, 11/15/44
415	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/25 at 100.00	A2	480,599
	CoxHealth, Series 2015A, 5.000%, 11/15/32
335	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	2/22 at 100.00	AA–	358,175
	Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/37
290	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/22 at 100.00	AA–	300,910
	Mercy Health, Series 2012, 4.000%, 11/15/42
550	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/24 at 100.00	AA–	586,289
	Mercy Health, Series 2014F, 4.250%, 11/15/48
515	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/27 at 100.00	AA–	602,936
	Mercy Health, Series 2017C, 5.000%, 11/15/47
500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	12/21 at 100.00	A+	538,500
	Saint Luke’s Episcopal and Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25
2,000	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds,	11/20 at 100.00	A+	2,083,860
	Saint Luke’s Health System, Series 2010A, 5.000%, 11/15/30
350	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children’s Mercy	5/25 at 102.00	A+	366,698
	Hospital, Series 2017A, 4.000%, 5/15/48
500	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue	11/25 at 100.00	N/R	540,545
	Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016, 5.000%, 11/15/46
11,110	Total Health Care			11,977,671
	Housing/Single Family – 0.6% (0.4% of Total Investments)
190	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First	11/26 at 100.00	AA+	201,607
	Place Homeownership Loan Program, Series 2017A-2, 3.800%, 11/01/37
	Long-Term Care – 12.2% (7.7% of Total Investments)
190	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The	5/25 at 100.00	N/R	190,988
	Sarah Community Project, Refunding Series 2016, 4.000%, 5/01/33
250	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The	7/19 at 100.00	N/R	250,035
	Sarah Community Project, Series 2013, 4.500%, 5/01/28
100	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds,	5/27 at 100.00	BB	110,877
	Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/37
250	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village	8/24 at 100.00	BB+	268,522
	Obligated Group, Series 2014A, 5.250%, 8/15/39
250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/21 at 100.00	BBB	262,673
	Services Projects, Series 2011, 6.000%, 2/01/41
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior
	Services Projects, Series 2014A:
385	5.000%, 2/01/35	2/24 at 100.00	BBB	415,469
500	5.000%, 2/01/44	2/24 at 100.00	BBB	533,135
300	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/26 at 100.00	BBB	327,129
	Services Projects, Series 2016B, 5.000%, 2/01/46
200	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/24 at 104.00	BBB	220,272
	Services Projects, Series 2019A, 5.000%, 2/01/42
	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship
	Village of Sunset Hills, Series 2012:
250	5.000%, 9/01/32	9/22 at 100.00	BB+	266,120
500	5.000%, 9/01/42	9/22 at 100.00	BB+	526,220

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 430	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/23 at 100.00	BB+	$ 476,160
	Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43
100	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint	12/25 at 100.00	N/R	106,376
	Andrew’s Resources for Seniors, Series 2015A, 5.125%, 12/01/45
3,705	Total Long-Term Care			3,953,976
	Tax Obligation/General – 29.7% (18.7% of Total Investments)
500	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation	3/22 at 100.00	A+	531,930
	Bonds, School Building Series 2012, 4.375%, 3/01/32
	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds,
	Series 2018:
1,000	4.000%, 3/01/34	3/26 at 100.00	AA	1,100,020
335	4.000%, 3/01/36	3/26 at 100.00	AA	365,656
340	Clay County Reorganized School District R-II Smithville, Missouri, General Obligation	3/27 at 100.00	AA+	374,544
	Bonds, Refunding Series 2015, 4.000%, 3/01/36
500	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds,	3/24 at 100.00	AA+	542,795
	Refunding & Improvement Series 2015, 4.000%, 3/01/32
200	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds,	3/27 at 100.00	AA+	238,944
	Refunding & Improvement Series 2018, 5.000%, 3/01/36
	Independence School District, Jackson County, Missouri, General Obligation Bonds,
	Series 2010:
345	5.000%, 3/01/27	3/20 at 100.00	N/R	354,046
1,340	5.000%, 3/01/27	3/20 at 100.00	AA+	1,375,135
500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation	3/21 at 100.00	AA–	530,320
	Bonds, School Building Series 2013A, 5.000%, 3/01/31
1,000	Joplin Schools, Missouri, General Obligation Bonds, Refunding, Direct Deposit Program	3/27 at 100.00	AA+	1,127,930
	Series 2017, 4.000%, 3/01/32
300	Kansas City, Missouri, General Obligation Bonds, Refunding & Improvement Series 2018A,	2/28 at 100.00	AA	337,602
	4.000%, 2/01/35
1,000	Valley Park Fire Protection District, Missouri, General Obligation Bonds, Series 2019,	3/27 at 100.00	AA	1,100,280
	4.000%, 3/01/39
1,500	Washington School District, Franklin County, Missouri, General Obligation Bonds,	3/27 at 100.00	AA+	1,654,575
	Missouri Direct Deposit Program, Series 2019, 4.000%, 3/01/35 (WI/DD, Settling 6/11/19)
8,860	Total Tax Obligation/General			9,633,777
	Tax Obligation/Limited – 20.9% (13.2% of Total Investments)
910	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit	10/22 at 100.00	AA+	1,006,141
	Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/33
350	Blue Springs, Missouri, Special Obligation Tax Increment Bonds, Adams Farm Project,	6/24 at 100.00	N/R	356,062
	Special Districts Refunding & Improvement Series 2015A, 4.750%, 6/01/30
145	Clay, Jackson & Platte Counties Consolidated Public Library District 3, Missouri, Certificates	3/26 at 100.00	Aa3	157,451
	of Participation, Mid-Continent Public Library Project, Series 2018, 4.000%, 3/01/35
250	Conley Road Transportation District, Missouri, Transportation Sales Tax Revenue Bonds, Series	5/25 at 100.00	N/R	257,755
	2017, 5.125%, 5/01/41
350	Fenton Missouri Fire Protection District, Missouri, General Obligation Bonds, Series	3/27 at 100.00	AA+	385,098
	2019, 4.000%, 3/01/39
315	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project,	7/19 at 100.00	N/R	214,200
	Series 2006, 5.000%, 6/01/28 (6)
430	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	BB	446,555
	Howard Bend Levee District, St Louis County, Missouri, Levee District Improvement Bonds,
	Series 2013B:
180	4.875%, 3/01/33	3/23 at 100.00	BB+	183,656
115	5.000%, 3/01/38	3/23 at 100.00	BB+	117,151

NOM	Nuveen Missouri Quality Municipal Income Fund
Portfolio of Investments (continued)

May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 485	Jackson County, Missouri, Special Obligation Bonds, Truman Medical Center Project,	12/21 at 100.00	Aa3	$ 516,787
	Series 2011B, 4.350%, 12/01/23
300	Kansas City Industrial Development Authority, Missouri, Downtown Redevelopment District	9/21 at 100.00	AA–	320,568
	Revenue Bonds, Series 2011A, 5.000%, 9/01/32
140	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward	No Opt. Call	N/R	144,515
	Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016,
	4.250%, 4/01/26, 144A
325	Kansas City, Missouri, Special Obligation Bonds, Downtown Redevelopment District, Series	9/23 at 100.00	AA–	363,490
	2014C, 5.000%, 9/01/33
	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue
	Bonds, Convention Center Hotel Project – TIF Financing, Series 2018B:
100	5.000%, 2/01/40, 144A	2/28 at 100.00	N/R	107,479
100	5.000%, 2/01/50, 144A	2/28 at 100.00	N/R	105,749
245	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of	6/23 at 100.00	A	258,232
	Branson – Branson Landing Project, Series 2015A, 4.000%, 6/01/34
325	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Project, Series 2006,	7/19 at 100.00	N/R	320,570
	5.000%, 5/01/23
140	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax	5/21 at 100.00	N/R	141,519
	Increment and Improvement District Revenue Bonds, Series 2015, 5.000%, 5/01/30
	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust
	Unit, Sr. Bond:
43	0.000%, 8/01/42 (5)	No Opt. Call	N/R	35,811
132	0.000%, 8/01/42 (5)	No Opt. Call	N/R	96,046
250	Saint Louis County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds,	7/24 at 100.00	N/R	253,878
	Chesterfield Blue Valley Community Improvement District Project, Series 2014A, 5.250%,
	7/01/44, 144A
600	Springfield, Missouri, Special Obligation Bonds, Sewer System Improvements Project,	4/25 at 100.00	Aa2	651,666
	Series 2015, 4.000%, 4/01/35
100	The Industrial Development Authority of the City of Saint Louis, Missouri, Development	11/26 at 100.00	N/R	104,656
	Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 4.750%, 11/15/47
215	Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds,	6/26 at 100.00	BBB	230,495
	Series 2017, 4.500%, 6/01/36
6,545	Total Tax Obligation/Limited			6,775,530
	Transportation – 1.2% (0.7% of Total Investments)
335	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.500%, 10/01/33 –	10/23 at 100.00	AA	384,794
	AGM Insured
	U.S. Guaranteed – 9.6% (6.0% of Total Investments) (7)
600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University,	4/21 at 100.00	Baa1	637,764
	Series 2011, 5.000%, 4/01/36 (Pre-refunded 4/01/21)
	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds,
	MoPEP Facilities, Series 2012:
400	5.000%, 1/01/32 (Pre-refunded 1/01/21)	1/21 at 100.00	A2	421,836
425	5.000%, 1/01/37 (Pre-refunded 1/01/21)	1/21 at 100.00	A2	448,201
100	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/22 at 100.00	N/R	110,864
	Village of Chesterfield, Series 2012, 5.000%, 9/01/42 (Pre-refunded 9/01/22)
920	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley	7/19 at 100.00	N/R	969,579
	Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured (ETM)
500	St Louis County, Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series 1993D,	No Opt. Call	AA+	521,325
	5.650%, 7/01/20 (AMT) (ETM)
2,945	Total U.S. Guaranteed			3,109,569

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 4.7% (3.0% of Total Investments)
$ 350	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum	1/25 at 100.00	A	$ 402,419
	Point Project, Refunding Series 2014A, 5.000%, 1/01/32
500	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum	1/26 at 100.00	A	543,160
	Point Project, Refunding Series 2015A, 4.000%, 1/01/35
500	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds,	6/27 at 100.00	A2	580,400
	MoPEP Facilities, Series 2018, 5.000%, 12/01/43
1,350	Total Utilities			1,525,979
	Water and Sewer – 16.4% (10.4% of Total Investments)
250	Camden County Public Water Supply District 4, Missouri, Certificates of Participation,	1/25 at 100.00	A–	275,633
	Series 2017, 5.000%, 1/01/47
150	Franklin County Public Water Supply District 3, Missouri, Certificates of Participation,	12/24 at 100.00	A+	161,870
	Series 2017, 4.000%, 12/01/37
160	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Improvement Series 2018A,	1/28 at 100.00	AA	179,933
	4.000%, 1/01/35
125	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds,	5/26 at 100.00	AAA	146,096
	Refunding & Improvement Series 2016C, 5.000%, 5/01/46
450	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds,	5/27 at 100.00	AAA	533,308
	Refunding & Improvement Series 2017A, 5.000%, 5/01/47
2,000	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds,	5/22 at 100.00	AAA	2,175,140
	Series 2012A, 5.000%, 5/01/42
500	Missouri Environmental Improvement and Energy Resources Authority, Water Facility	1/25 at 100.00	Aa3	571,950
	Revenue Bonds, Tri-County Water Authority, Series 2015, 5.000%, 1/01/40
585	Saint Charles County Public Water Supply District 2, Missouri, Certificates of	12/25 at 100.00	AA+	691,523
	Participation, Refunding Series 2016C, 5.000%, 12/01/32
550	Saint Charles County Public Water Supply District 2, Missouri, Certificates of	12/25 at 100.00	AA+	589,363
	Participation, Series 2018, 4.000%, 12/01/39
4,770	Total Water and Sewer			5,324,816
$ 47,305	Total Long-Term Investments (cost $48,307,143)			51,227,904

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.6% (0.4% of Total Investments)
	MUNICIPAL BONDS – 0.6% (0.4% of Total Investments)
	Education and Civic Organizations – 0.6% (0.4% of Total Investments)
$ 205	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University,	8/19 at 100.00	A-1	$ 205,000
	Variable Rate Demand Obligation, Series 1996D, 2.100%, 9/01/30 (8)
$ 205	Total Short-Term Investments (cost $205,000)			205,000
	Total Investments (cost $48,512,143) – 158.5%			51,432,904
	Floating Rate Obligations – (1.8)%			(600,000)
	MuniFund Preferred Shares, net of deferred offering costs – (54.8)% (9)			(17,771,092)
	Other Assets Less Liabilities – (1.9)%			(618,230)
	Net Assets Applicable to Common Shares – 100%			$ 32,443,582

NOM	Nuveen Missouri Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2019

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.

(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(9)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 34.6%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NNC	Nuveen North Carolina Quality Municipal
Income Fund
Portfolio of Investments
May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 164.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 164.8% (100.0% of Total Investments)
	Education and Civic Organizations – 29.8% (18.1% of Total Investments)
	Board of Governors of the University of North Carolina, Winston-Salem State University
	General Revenue Bonds, Series 2013:
$ 2,950	5.000%, 4/01/33	4/22 at 100.00	A3	$ 3,180,100
1,000	5.125%, 4/01/43	4/22 at 100.00	A3	1,072,870
2,500	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/28 at 100.00	AA	2,764,050
	Revenue Bonds, Refunding Series 2017E, 4.000%, 3/01/43
5,000	East Carolina University, North Carolina, General Revenue Bonds, Series 2014A,	10/23 at 100.00	Aa2	5,584,800
	5.000%, 10/01/41
2,310	East Carolina University, North Carolina, General Revenue Bonds, Series 2016A,	4/26 at 100.00	Aa2	2,794,846
	5.000%, 10/01/29
1,500	Fayetteville State University, North Carolina, Limited Obligation Revenue Bonds, Student	4/21 at 100.00	AA	1,573,110
	Housing Project, Series 2011, 5.000%, 4/01/43 – AGM Insured
1,800	North Carolina Agricultural and Technical State University, General Revenue Bonds,	10/25 at 100.00	A1	2,066,310
	Refunding Series 2015A, 5.000%, 10/01/40
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Davidson College,
	Series 2014:
500	5.000%, 3/01/26	3/22 at 100.00	AA+	546,010
250	5.000%, 3/01/28	3/22 at 100.00	AA+	271,878
500	5.000%, 3/01/29	3/22 at 100.00	AA+	543,755
500	5.000%, 3/01/32	3/22 at 100.00	AA+	542,215
1,230	5.000%, 3/01/45	3/22 at 100.00	AA+	1,322,545
3,900	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University	10/26 at 100.00	AA+	4,631,211
	Project, Refunding Series 2016B, 5.000%, 7/01/42
1,605	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University	10/25 at 100.00	AA+	1,850,228
	Project, Series 2015 A, 5.000%, 10/01/55
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Johnson & Wales
	University, Series 2013A:
1,560	5.000%, 4/01/32	4/23 at 100.00	A–	1,692,694
1,000	5.000%, 4/01/33	4/23 at 100.00	A–	1,083,930
5,000	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds,	7/26 at 100.00	AA	5,492,500
	Wake Forest University, Refunding Series 2016, 4.000%, 1/01/37
2,500	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds,	1/28 at 100.00	AA	2,989,125
	Wake Forest University, Refunding Series 2018, 5.000%, 1/01/48
4,440	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist	3/22 at 100.00	BBB	4,615,957
	University, Series 2012, 5.000%, 3/01/34
2,020	North Carolina State University at Raleigh, General Revenue Bonds, Series 2013A,	10/23 at 100.00	Aa1	2,266,925
	5.000%, 10/01/42
290	University of North Carolina System, Pooled Revenue Bonds, Series 2005A, 5.000%, 4/01/22 –	7/19 at 100.00	A	290,780
	AMBAC Insured
800	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2015,	4/25 at 100.00	Aa3	918,648
	5.000%, 4/01/45
170	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2017A,	10/27 at 100.00	Aa3	208,430
	5.000%, 10/01/31
	University of North Carolina, Charlotte, General Revenue Bonds, Series 2014:
2,070	5.000%, 4/01/32	4/24 at 100.00	Aa3	2,349,346
1,175	5.000%, 4/01/33	4/24 at 100.00	Aa3	1,332,932
1,385	5.000%, 4/01/35	4/24 at 100.00	Aa3	1,569,274

NNC	Nuveen North Carolina Quality Municipal Income Fund
Portfolio of Investments (continued)

May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 4,735	University of North Carolina, Charlotte, General Revenue Bonds, Series 2017,	10/27 at 100.00	Aa3	$ 5,656,857
	5.000%, 10/01/42
1,415	University of North Carolina, Greensboro, General Revenue Bonds, Refunding Series 2017,	4/28 at 100.00	Aa3	1,757,515
	5.000%, 4/01/31
	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014:
1,000	5.000%, 4/01/32	4/24 at 100.00	Aa3	1,144,850
3,065	5.000%, 4/01/39	4/24 at 100.00	Aa3	3,480,399
4,765	University of North Carolina, Greensboro, General Revenue Bonds, Series 2018,	4/28 at 100.00	Aa3	5,732,486
	5.000%, 4/01/43
1,250	Western Carolina University, North Carolina, General Revenue Bonds, Refunding Series	10/25 at 100.00	Aa3	1,436,250
	2015A, 5.000%, 10/01/45
64,185	Total Education and Civic Organizations			72,762,826
	Health Care – 25.0% (15.2% of Total Investments)
2,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA	1/21 at 100.00	AA–	2,106,760
	Carolinas HealthCare System, Series 2011A, 5.250%, 1/15/42
5,250	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA	1/22 at 100.00	AA–	5,628,735
	Carolinas HealthCare System, Refunding Series 2012A, 5.000%, 1/15/43
4,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds,	1/29 at 100.00	AA–	4,834,560
	Doing Business as Atrium Health, Refunding Series 2018A, 5.000%, 1/15/36
4,295	Nash Health Care Systems, North Carolina, Health Care Facilities Revenue Bonds, Series	5/22 at 100.00	BBB	4,546,000
	2012, 5.000%, 11/01/41
500	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical	10/23 at 100.00	A+	565,105
	Center, Refunding Series 2013, 5.000%, 10/01/26
2,700	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical	10/27 at 100.00	A+	3,122,820
	Center, Series 2017, 5.000%, 10/01/47
	North Carolina Medical Care Commission Health Care Facilities Revenue Bonds Novant
	Health Inc., Series 2010A:
4,750	5.250%, 11/01/40	11/20 at 100.00	AA–	4,980,612
5,000	5.000%, 11/01/43	11/20 at 100.00	AA–	5,205,500
2,500	4.750%, 11/01/43	11/20 at 100.00	AA–	2,586,350
2,750	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Blue Ridge	1/20 at 100.00	A	2,791,800
	HealthCare, Refunding Series 2010A, 5.000%, 1/01/36
2,375	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Cape Fear	10/22 at 100.00	A–	2,592,075
	Valley Health System, Refunding Series 2012A, 5.000%, 10/01/27
1,250	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke	6/26 at 100.00	AA	1,515,650
	University Health System, Refunding Series 2016D, 5.000%, 6/01/29
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke	6/22 at 100.00	AA	2,176,400
	University Health System, Series 2012A, 5.000%, 6/01/42
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Rex	7/25 at 100.00	AA–	2,235,840
	Healthcare, Series 2015A, 5.000%, 7/01/44
3,515	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant	6/22 at 100.00	A+	3,787,799
	Health, Refunding Series 2012A, 5.000%, 6/01/36
3,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Wake	12/22 at 100.00	A	3,223,290
	Forest Baptist Obligated Group, Series 2012A, 5.000%, 12/01/45
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed,
	Refunding Series 2012A:
2,000	5.000%, 10/01/27	10/22 at 100.00	A+	2,203,100
3,500	5.000%, 10/01/31	10/22 at 100.00	A+	3,831,695
2,930	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional	6/22 at 100.00	A	3,177,732
	Medical Center, Refunding Series 2012, 5.000%, 6/01/32
56,315	Total Health Care			61,111,823

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 1.1% (0.7% of Total Investments)
	Mecklenburg County, North Carolina, FNMA Multifamily Housing Revenue Bonds, Little Rock
	Apartments, Series 2003:
$ 375	5.150%, 1/01/22 (AMT)	7/19 at 100.00	N/R	$ 375,574
2,260	5.375%, 1/01/36 (AMT)	7/19 at 100.00	N/R	2,262,260
2,635	Total Housing/Multifamily			2,637,834
	Housing/Single Family – 0.6% (0.4% of Total Investments)
1,470	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2011-1,	1/21 at 100.00	AA	1,505,692
	4.500%, 1/01/28
	Long-Term Care – 1.5% (0.9% of Total Investments)
2,690	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Deerfield	11/26 at 100.00	A	3,101,274
	Episcopal Retirement Community, Refunding First Mortgage Series 2016, 5.000%, 11/01/37
450	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue	10/23 at 100.00	N/R	485,798
	Bonds, United Methodist Retirement Homes, Refunding Series 2013A, 5.000%, 10/01/33
3,140	Total Long-Term Care			3,587,072
	Tax Obligation/General – 7.3% (4.4% of Total Investments)
4,000	Clark County School District, Nevada, General Obligation Bonds, Limited Tax Building	6/28 at 100.00	A+	4,378,960
	Series 2018A, 4.000%, 6/15/37
835	Durham, North Carolina, General Obligation Bonds, Refunding Series 2015, 5.000%, 10/01/26	No Opt. Call	AAA	1,038,598
3,500	Evanston, Illinois, General Obligation Bonds, Corporate Purpose Series 2016A, 4.000%, 12/01/43	6/28 at 100.00	AA+	3,769,640
1,050	Forsyth County, North Carolina, General Obligation Bonds, Limited Obligation Series	4/20 at 100.00	AA+	1,079,820
	2009, 5.000%, 4/01/30
1,000	Raleigh, North Carolina, General Obligation Bonds, Refunding Series 2016A, 5.000%, 9/01/26	No Opt. Call	AAA	1,241,520
5,750	West Virginia State, General Obligation Bonds, State Road Competitive Series 2018B,	6/28 at 100.00	Aa2	6,376,117
	4.000%, 6/01/42
16,135	Total Tax Obligation/General			17,884,655
	Tax Obligation/Limited – 28.2% (17.1% of Total Investments)
	Buncombe County, North Carolina, Limited Obligation Bonds, Refunding Series 2014A:
1,085	5.000%, 6/01/33	6/24 at 100.00	AA+	1,245,591
1,600	5.000%, 6/01/34	6/24 at 100.00	AA+	1,831,888
	Catawba County, North Carolina, General Obligation Bonds, Limited Obligation
	Series 2014A:
1,000	5.000%, 6/01/30	6/24 at 100.00	AA	1,140,840
730	5.000%, 6/01/31	6/24 at 100.00	AA	829,097
2,405	Charlotte, North Carolina, Certificates of Participation, Transit Projects Phase 2,	7/19 at 100.00	AA+	2,411,205
	Refunding Series 2008A, 5.000%, 6/01/33
2,045	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Refunding Series 2014,	12/24 at 100.00	AAA	2,355,104
	5.000%, 12/01/39
5,810	Collier County, Florida, Tourist Development Tax Revenue Bonds, Series 2018,	10/28 at 100.00	AA+	6,356,605
	4.000%, 10/01/43
2,085	Dare County, North Carolina, Installment Purchase Contract, Limited Obligation Series	6/22 at 100.00	AA	2,278,425
	2012B, 5.000%, 6/01/28
2,000	Greensboro, North Carolina, Limited Obligation Bonds, Coliseum Complex Project, Series	4/28 at 100.00	AA+	2,388,660
	2018A, 5.000%, 4/01/42
500	Henderson County, North Carolina, Limited Obligation Bonds, Series 2015, 5.000%, 10/01/31	10/25 at 100.00	AA	589,535
595	Hillsborough, North Carolina, Special Assessment Revenue Bonds, Series 2013,	2/23 at 100.00	N/R	618,384
	7.750%, 2/01/24
980	Jacksonville Public Facilities Corporation, North Carolina, Limited Obligation Bonds,	4/28 at 100.00	Aa3	1,229,047
	Refunding Series 2017, 5.000%, 4/01/29
7,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2018,	7/28 at 100.00	AA	7,532,700
	4.000%, 7/01/48

NNC	Nuveen North Carolina Quality Municipal Income Fund
Portfolio of Investments (continued)

May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 5,000	North Carolina State, Limited Obligation Bonds, Refunding Series 2014C, 5.000%, 5/01/25	5/24 at 100.00	AA+	$ 5,827,800
	North Carolina State, Limited Obligation Bonds, Refunding Series 2017B:
2,000	5.000%, 5/01/29 (UB)	5/27 at 100.00	AA+	2,489,780
4,000	5.000%, 5/01/30 (UB)	5/27 at 100.00	AA+	4,953,280
8,065	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds,	7/21 at 100.00	AA+	8,561,078
	Series 2011, 5.000%, 7/01/41
	Orange County Public Facilities Company, North Carolina, Limited Obligation Bonds,
	Refunding Series 2017:
200	5.000%, 10/01/27	No Opt. Call	AA+	253,076
150	5.000%, 10/01/28	10/27 at 100.00	AA+	189,018
400	5.000%, 10/01/30	10/27 at 100.00	AA+	498,420
4,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	3,983,760
	2018A-1, 4.550%, 7/01/40
1,000	Raleigh, North Carolina, Limited Obligation Bonds, Series 2013, 5.000%, 10/01/33	10/23 at 100.00	AA+	1,131,550
	Raleigh, North Carolina, Limited Obligation Bonds, Series 2014A:
1,195	5.000%, 10/01/25	10/24 at 100.00	AA+	1,412,072
1,305	5.000%, 10/01/26	10/24 at 100.00	AA+	1,541,884
650	Rocky Mount, North Carolina, Special Obligation Bonds, Series 2016, 5.000%, 5/01/30	5/26 at 100.00	AA+	776,217
	Sampson County, North Carolina, Limited Obligation Bonds, Refunding Series 2017:
300	5.000%, 9/01/32	9/27 at 100.00	A1	362,349
1,250	4.000%, 9/01/35	9/27 at 100.00	A1	1,378,600
1,265	4.000%, 9/01/36	9/27 at 100.00	A1	1,381,089
1,000	4.000%, 9/01/37	9/27 at 100.00	A1	1,082,970
2,325	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/28 at 100.00	A1	2,405,468
	Bonds, Series 2018, 4.000%, 7/01/58
61,940	Total Tax Obligation/Limited			69,035,492
	Transportation – 25.9% (15.7% of Total Investments)
5,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International	7/20 at 100.00	AA–	5,165,700
	Refunding Series 2010A, 5.000%, 7/01/39
10	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International	7/20 at 100.00	AA–	10,398
	Refunding Series 2010B, 5.375%, 7/01/28 (AMT)
1,425	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International,	7/21 at 100.00	AA–	1,510,557
	Refunding Series 2011A, 5.000%, 7/01/41
	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International,
	Refunding Series 2014A:
2,865	5.000%, 7/01/27	7/24 at 100.00	AA–	3,337,897
3,000	5.000%, 7/01/28	7/24 at 100.00	AA–	3,485,640
	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International,
	Refunding Series 2017A:
1,365	5.000%, 7/01/42 (UB)	7/27 at 100.00	Aa3	1,621,579
5,390	5.000%, 7/01/47 (UB)	7/27 at 100.00	Aa3	6,397,068
1,400	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International,	7/21 at 100.00	AA–	1,478,190
	Series 2011B, 5.000%, 7/01/36 (AMT)
10,000	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot	6/25 at 100.00	BBB–	10,922,400
	Lanes Project, Series 2015, 5.000%, 6/30/54 (AMT)
2,725	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series	2/20 at 100.00	A3	2,780,154
	2010A, 5.250%, 2/01/40
515	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series	2/20 at 100.00	A3	525,315
	2010B, 5.000%, 2/01/29

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Capital
	Appreciation Series 2017C:
$ 835	0.000%, 7/01/28	7/26 at 91.99	BBB	$ 631,193
800	0.010%, 7/01/30	7/26 at 83.69	BBB	541,496
850	0.010%, 7/01/31	7/26 at 79.58	BBB	542,173
2,400	0.010%, 7/01/33	7/26 at 71.99	BBB	1,365,912
3,160	0.010%, 7/01/36	7/26 at 61.63	BBB	1,505,614
3,100	0.010%, 7/01/37	7/26 at 58.52	BBB	1,392,334
1,900	0.000%, 7/01/40	7/26 at 50.36	BBB	726,845
400	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A,	7/26 at 100.00	BBB	446,412
	5.000%, 7/01/47
2,200	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding	1/27 at 100.00	AA	2,551,406
	Senior Lien Series 2017, 5.000%, 1/01/39 – AGM Insured
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien
	Series 2009B:
150	0.000%, 1/01/31 – AGC Insured	No Opt. Call	AA	108,546
4,375	0.000%, 1/01/33 – AGC Insured	No Opt. Call	AA	2,912,963
2,300	0.010%, 1/01/34 – AGC Insured	No Opt. Call	AA	1,471,931
2,380	0.010%, 1/01/35 – AGC Insured	No Opt. Call	AA	1,466,151
7,575	0.000%, 1/01/37 – AGC Insured	No Opt. Call	AA	4,303,206
1,470	0.000%, 1/01/38 – AGC Insured	No Opt. Call	AA	801,238
	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding
	Series 2010A:
1,000	5.000%, 5/01/26	5/20 at 100.00	Aa3	1,031,350
4,125	5.000%, 5/01/36	5/20 at 100.00	Aa3	4,243,346
72,715	Total Transportation			63,277,014
	U.S. Guaranteed – 17.4% (10.5% of Total Investments) (4)
2,135	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds,	8/21 at 100.00	AA+	2,295,915
	Refunding Series 2011, 5.000%, 8/01/31 (Pre-refunded 8/01/21)
	Dare County, North Carolina, Utilities System Revenue Bonds, Series 2011:
3,860	5.000%, 2/01/36 (Pre-refunded 2/01/21)	2/21 at 100.00	AA	4,088,242
1,250	5.000%, 2/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	AA	1,323,913
8,600	Durham, North Carolina, Utility System Revenue Bonds, Refunding Series 2011, 5.000%,	6/21 at 100.00	AAA	9,207,762
	6/01/41 (Pre-refunded 6/01/21)
	Jacksonville Public Facilities Corporation, North Carolina, Limited Obligation Bonds,
	Series 2012:
1,065	5.000%, 4/01/29 (Pre-refunded 4/01/22)	4/22 at 100.00	Aa3	1,169,572
1,165	5.000%, 4/01/30 (Pre-refunded 4/01/22)	4/22 at 100.00	Aa3	1,279,391
1,000	5.000%, 4/01/31 (Pre-refunded 4/01/22)	4/22 at 100.00	Aa3	1,098,190
200	5.000%, 4/01/32 (Pre-refunded 4/01/22)	4/22 at 100.00	Aa3	219,638
555	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical	10/19 at 100.00	AA	561,577
	Center, Series 2006B, 5.125%, 10/01/31 (Pre-refunded 10/01/19) – AGM Insured
	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding
	Series 1993B:
180	6.000%, 1/01/22 – FGIC Insured (ETM)	No Opt. Call	Baa2	200,430
100	6.000%, 1/01/22 (ETM)	No Opt. Call	BBB+	111,485
3,500	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012A,	7/22 at 100.00	N/R	3,872,330
	5.000%, 1/01/25 (Pre-refunded 7/01/22)
2,680	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds,	7/21 at 100.00	N/R	2,949,822
	Appalachian Regional HealthCare System, Series 2011A, 6.500%, 7/01/31 (Pre-refunded 7/01/21)
1,680	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Cleveland	1/21 at 100.00	N/R	1,789,889
	County Healthcare System, Refunding Series 2011A, 5.750%, 1/01/35 (Pre-refunded 1/01/21)

NNC	Nuveen North Carolina Quality Municipal Income Fund
Portfolio of Investments (continued)

May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 2,180	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 1986,	No Opt. Call	AA+	$ 2,223,992
	5.000%, 1/01/20 (ETM)
	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2011:
600	5.625%, 6/01/30 (Pre-refunded 6/01/20) – AGC Insured	6/20 at 100.00	AA	625,002
2,100	5.750%, 6/01/36 (Pre-refunded 6/01/20) – AGC Insured	6/20 at 100.00	AA	2,190,069
	University of North Carolina, System Pooled Revenue Bonds, Series 2009C:
1,000	5.250%, 10/01/28 (Pre-refunded 10/01/19)	10/19 at 100.00	A3	1,012,410
1,000	5.375%, 10/01/29 (Pre-refunded 10/01/19)	10/19 at 100.00	A3	1,012,820
5,100	Wake County, North Carolina, Limited Obligation Bonds, Series 2010, 5.000%, 1/01/37	1/20 at 100.00	AA+	5,205,927
	(Pre-refunded 1/01/20)
39,950	Total U.S. Guaranteed			42,438,376
	Utilities – 4.5% (2.7% of Total Investments)
775	Monroe, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2016,	3/26 at 100.00	A+	921,808
	5.000%, 3/01/30
5,000	North Carolina Capital Facilities Financing Agency, Solid Waste Disposal Revenue Bond,	11/20 at 100.00	Aa2	5,158,450
	Duke Energy Carolinas Project, Refunding Series 2008B, 4.625%, 11/01/40
315	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding	7/19 at 100.00	A	315,775
	Series 2009A, 5.000%, 1/01/30
	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding
	Series 2015A:
1,545	5.000%, 1/01/28	1/26 at 100.00	A	1,853,784
1,500	5.000%, 1/01/32	1/26 at 100.00	A	1,770,270
760	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding	7/26 at 100.00	A	917,016
	Series 2016A, 5.000%, 1/01/30
9,895	Total Utilities			10,937,103
	Water and Sewer – 23.5% (14.3% of Total Investments)
1,145	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Refunding Series	4/22 at 100.00	AA–	1,253,466
	2012A, 5.000%, 4/01/25
	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2015:
940	5.000%, 7/01/32	7/25 at 100.00	AAA	1,114,793
2,325	5.000%, 7/01/40	7/25 at 100.00	AAA	2,711,345
	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2018:
16,865	5.000%, 7/01/44 (UB) (5)	7/28 at 100.00	AAA	20,682,900
2,055	5.000%, 7/01/44	7/28 at 100.00	AAA	2,520,211
4,750	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Series 2017A,	6/27 at 100.00	AAA	5,178,592
	4.000%, 6/01/47
1,535	Mooresville, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2012,	5/22 at 100.00	AA+	1,681,347
	5.000%, 5/01/28
3,040	Oak Island, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2015,	6/25 at 100.00	AA	3,532,905
	5.000%, 6/01/33
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding
	Series 2012A:
550	5.000%, 3/01/30	3/22 at 100.00	AAA	600,611
1,600	5.000%, 3/01/31	3/22 at 100.00	AAA	1,743,168
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding
	Series 2013A:
5,000	5.000%, 3/01/28	3/23 at 100.00	AAA	5,629,600
3,785	5.000%, 3/01/43	3/23 at 100.00	AAA	4,178,678

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 5,000	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series	3/27 at 100.00	AAA	$ 5,463,000
	2016A, 4.000%, 3/01/46
1,100	Union County, North Carolina, Enterprise System Revenue Bonds, Series 2019A,	6/29 at 100.00	AA+	1,229,635
	4.000%, 6/01/44
49,690	Total Water and Sewer			57,520,251
$ 378,070	Total Long-Term Investments (cost $377,192,420)			402,698,138
	Floating Rate Obligations – (7.6)%			(18,630,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (58.6)% (6)			(143,323,637)
	Other Assets Less Liabilities – 1.4%			3,630,732
	Net Assets Applicable to Common Shares – 100%			$ 244,375,233

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 35.6%.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3-Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NPV	Nuveen Virginia Quality Municipal
Income Fund
Portfolio of Investments
May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 154.1% (99.9% of Total Investments)
	MUNICIPAL BONDS – 154.1% (99.9% of Total Investments)
	Consumer Staples – 4.6% (3.0% of Total Investments)
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds,
	Series 2007A:
$ 550	5.250%, 6/01/32	6/19 at 100.00	N/R	$ 542,778
700	5.625%, 6/01/47	6/19 at 100.00	N/R	676,564
4,135	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	6/19 at 100.00	B–	4,086,910
	Bonds, Series 2007B1, 5.000%, 6/01/47
6,645	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed	6/21 at 100.00	B–	6,667,394
	Bonds, Series 2007B2, 5.200%, 6/01/46
100	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement	7/19 at 100.00	A3	100,183
	Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31
12,130	Total Consumer Staples			12,073,829
	Education and Civic Organizations – 12.4% (8.0% of Total Investments)
1,615	Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue	1/22 at 100.00	A1	1,672,849
	Bonds, Episcopal High School, Series 2012, 3.750%, 1/01/30
	Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue
	Bonds, Episcopal High School, Series 2017:
1,105	4.000%, 1/01/37	1/27 at 100.00	A1	1,204,881
565	4.000%, 1/01/40	1/27 at 100.00	A1	611,799
580	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College,	7/19 at 100.00	BB–	580,093
	Series 2006, 5.000%, 9/01/26
1,000	Industrial Development Authority of the City of Lexington, Virginia, Washington and Lee	1/28 at 100.00	AA	1,205,800
	University, Educational Facility Revenue Bonds, Refunding Series 2018A, 5.000%, 1/01/43
500	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech	6/27 at 100.00	Aa2	556,105
	Foundation, Refunding Series 2017A, 4.000%, 6/01/36
750	Roanoke Economic Development Authority, Virginia, Educational Facilities Revenue Bonds,	9/28 at 100.00	BBB+	852,525
	Lynchburg College, Series 2018A, 5.000%, 9/01/43
2,500	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds,	4/25 at 100.00	AAA	2,903,350
	Green Series 2015A-2, 5.000%, 4/01/45
	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds,
	Refunding Series 2017A:
9,000	5.000%, 4/01/42 (UB) (4)	4/27 at 100.00	AAA	10,831,680
1,515	5.000%, 4/01/42	4/27 at 100.00	AAA	1,823,333
1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount	7/25 at 100.00	BB+	1,056,740
	University Project, Green Series 2015B, 5.000%, 7/01/45, 144A
	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount
	University Project, Refunding Series 2015A:
1,500	5.000%, 7/01/35	7/25 at 100.00	BB+	1,603,500
4,000	5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	4,226,960
1,195	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington	No Opt. Call	AA	1,244,043
	and Lee University, Series 2001, 5.375%, 1/01/21
1,460	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington	1/25 at 100.00	AA	1,673,394
	and Lee University, Series 2015A, 5.000%, 1/01/40
500	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Roanoke	4/20 at 100.00	BBB+	515,965
	College, Series 2011, 5.750%, 4/01/41
28,785	Total Education and Civic Organizations			32,563,017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 19.5% (12.7% of Total Investments)
$ 5,000	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue	7/20 at 100.00	AA–	$ 5,149,950
	Bonds, Virginia Hospital Center Arlington Health System, Refunding Series 2010, 5.000%, 7/01/31
3,375	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+	3,730,691
	Initiatives, Series 2013A, 5.250%, 1/01/40
1,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds,	5/22 at 100.00	AA+	1,086,630
	Inova Health System, Series 2012A, 5.000%, 5/15/40
2,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds,	5/28 at 100.00	AA+	2,167,000
	Inova Health System, Series 2018A, 4.000%, 5/15/48
4,950	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding	No Opt. Call	AA+	5,420,349
	Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23
2,500	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue	No Opt. Call	A3	2,812,150
	Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/23
3,500	Industrial Development Authority of the City of Newport News, Virginia, Health System	7/25 at 100.00	N/R	3,795,960
	Revenue Bonds, Riverside Health System, Series 2015A, 5.330%, 7/01/45, 144A
	Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Centra
	Health Obligated Group, Refunding Series 2017A:
155	5.000%, 1/01/31	1/27 at 100.00	A	184,721
2,000	5.000%, 1/01/47	1/27 at 100.00	A	2,314,780
1,000	Norfolk Economic Development Authority, Virginia, Hospital Facility Revenue Bonds,	11/28 at 100.00	AA	1,089,150
	Sentara Healthcare Systems, Refunding Series 2018B, 4.000%, 11/01/48
3,155	Prince William County Industrial Development Authority, Virginia, Health Care Facilities	11/22 at 100.00	AA–	3,395,222
	Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series 2013B,
	5.000%, 11/01/46
	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue
	Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016:
1,000	5.000%, 6/15/32	6/26 at 100.00	A3	1,175,250
1,440	5.000%, 6/15/35	6/26 at 100.00	A3	1,674,216
1,360	4.000%, 6/15/37	6/26 at 100.00	A3	1,435,467
3,200	Virginia Commonwealth University Health System Authority, General Revenue Bonds, Series	7/27 at 100.00	AA–	3,755,584
	2017B, 5.000%, 7/01/46
2,975	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara	5/20 at 100.00	AA	3,063,060
	Healthcare, Refunding Series 2010, 5.000%, 11/01/40
2,335	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley	1/24 at 100.00	A+	2,550,310
	Health System Obligated Group, Refunding Series 2014A, 5.000%, 1/01/44
	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley
	Health System Obligated Group, Refunding Series 2015:
1,500	5.000%, 1/01/33	1/26 at 100.00	A+	1,737,990
1,000	5.000%, 1/01/35	1/26 at 100.00	A+	1,153,000
2,000	4.000%, 1/01/37	1/26 at 100.00	A+	2,122,960
1,215	5.000%, 1/01/44	1/26 at 100.00	A+	1,374,007
46,660	Total Health Care			51,188,447
	Housing/Multifamily – 6.4% (4.1% of Total Investments)
1,000	Richmond Redevelopment and Housing Authority, Virginia, Multi-Family Housing Revenue	1/27 at 100.00	N/R	1,043,250
	Bonds, American Tobacco Apartments, Series 2017, 5.550%, 1/01/37, 144A
400	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010A,	10/19 at 100.00	AA+	404,000
	5.000%, 4/01/45
530	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010C,	2/20 at 100.00	AA+	540,319
	4.550%, 8/01/32
1,000	Virginia Housing Development Authority, Rental Housing Bonds, Series 2012A,	3/21 at 100.00	AA+	1,016,220
	3.625%, 3/01/32
	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015A:
1,000	3.500%, 3/01/35	3/24 at 100.00	AA+	1,030,740
1,000	3.625%, 3/01/39	3/24 at 100.00	AA+	1,029,040

NPV	Nuveen Virginia Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 900	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015C, 4.000%, 8/01/45	8/24 at 100.00	AA+	$ 936,108
2,750	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015E, 3.750%, 12/01/40	12/24 at 100.00	AA+	2,844,875
1,500	Virginia Housing Development Authority, Rental Housing Bonds, Series 2016B, 3.350%, 5/01/36	5/25 at 100.00	AA+	1,540,305
1,700	Virginia Housing Development Authority, Rental Housing Bonds, Series 2017A, 3.875%, 3/01/47	3/26 at 100.00	AA+	1,785,697
3,000	Virginia Housing Development Authority, Rental Housing Bonds, Series 2019A, 3.800%, 9/01/44	3/28 at 100.00	AA+	3,180,420
1,330	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue	4/20 at 100.00	AA+	1,352,557
	Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51
16,110	Total Housing/Multifamily			16,703,531
	Housing/Single Family – 0.3% (0.2% of Total Investments)
715	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2012C-8,	10/22 at 100.00	AAA	757,971
	4.400%, 10/01/31
	Long-Term Care – 7.2% (4.6% of Total Investments)
900	Alexandria Industrial Development Authority, Virginia, Residential Care Facilities	10/25 at 100.00	BBB+	991,377
	Mortgage Revenue Bonds, Goodwin House Incorporated, Series 2015, 5.000%, 10/01/45
	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities
	Mortgage Revenue Bonds, Goodwin House, Inc., Series 2016A:
1,965	5.000%, 10/01/36	10/24 at 102.00	BBB+	2,187,281
700	4.000%, 10/01/42	10/24 at 102.00	BBB+	720,363
1,000	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities	12/23 at 100.00	BBB+	1,080,840
	Revenue Bonds, Vinson Hall LLC, Series 2013A, 5.000%, 12/01/42
875	Henrico County Economic Development Authority, Virginia, Residential Care Facility	10/20 at 100.00	N/R	885,482
	Revenue Bonds, Westminster Canterbury of Richmond, Refunding Series 2015, 4.000%, 10/01/35
1,000	Lexington Industrial Development Authority, Virginia, Residential Care Facility Revenue	1/25 at 102.00	BBB–	1,034,340
	Bonds, Kendal at Lexington Retirement Community Inc., Refunding Series 2016, 4.000%, 1/01/37
1,000	Lexington Industrial Development Authority, Virginia, Residential Care Facility Revenue	1/23 at 103.00	BBB–	1,078,590
	Bonds, Kendal at Lexington Retirement Community Inc., Refunding Series 2017A, 5.000%, 1/01/42
2,000	Norfolk Redevelopment and Housing Authority, Virginia, Fort Norfolk Retirement	1/24 at 104.00	N/R	2,154,320
	Community, Inc., Harbor’s Edge Project, Series 2019A, 5.250%, 1/01/54
	Prince William County Industrial Development Authority, Virginia, Residential Care
	Facility Revenue Bonds, Westminster at Lake Ridge, Refunding Series 2016:
670	5.000%, 1/01/37	1/25 at 102.00	BBB	732,116
2,000	5.000%, 1/01/46	1/25 at 102.00	BBB	2,170,300
1,000	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage	12/22 at 100.00	N/R	1,036,010
	Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012,
	4.625%, 12/01/27
1,500	Roanoke Industrial Development Authority, Virginia, Residential Revenue Bonds, Virginia	7/19 at 100.00	N/R	1,500,960
	Lutheran Homes Incorporated, Series 2006, 5.000%, 12/01/39
	Suffolk Economic Development Authority, Virginia, Retirement Facilities First Mortgage
	Revenue Bonds, Lake Prince Center, Inc./United Church Homes and Services Obligated Group,
	Refunding Series 2016:
1,000	5.000%, 9/01/26	9/24 at 102.00	N/R	1,121,200
1,920	5.000%, 9/01/31	9/24 at 102.00	N/R	2,108,179
17,530	Total Long-Term Care			18,801,358
	Tax Obligation/General – 2.8% (1.8% of Total Investments)
2,035	Arlington County, Virginia, General Obligation Bonds, Refunding Series 2014B,	No Opt. Call	AAA	2,267,682
	5.000%, 8/15/22
830	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010,	7/20 at 100.00	Aa1	861,382
	5.000%, 7/15/25
1,510	Fairfax County, Virginia, General Obligation Bonds, Refunding Public Improvement Series	No Opt. Call	AAA	1,555,678
	2011A, 5.000%, 4/01/20

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,630	Norfolk, Virginia, General Obligation Bonds, Refunding Series 2017C, 5.000%, 9/01/30	3/27 at 100.00	AA+	$ 2,007,084
380	Richmond, Virginia, General Obligation Bonds, Refunding & Public Improvement Series	No Opt. Call	AA+	516,074
	2017D, 5.000%, 3/01/33
6,385	Total Tax Obligation/General			7,207,900
	Tax Obligation/Limited – 35.1% (22.8% of Total Investments)
	Arlington County Industrial Development Authority, Virginia, Revenue Bonds, Refunding
	County Projects, Series 2017:
1,730	5.000%, 2/15/35	8/27 at 100.00	Aa1	2,092,798
1,340	5.000%, 2/15/37	8/27 at 100.00	Aa1	1,611,095
	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds,
	Golf Course Project, Series 2005A:
415	5.250%, 7/15/25 – ACA Insured	7/19 at 100.00	N/R	414,614
520	5.500%, 7/15/35 – ACA Insured	7/19 at 100.00	N/R	496,959
290	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust	No Opt. Call	N/R	238,852
	Unit, Sr. Bond:
2,881	0.000%, 8/01/41 (5)	No Opt. Call	N/R	2,095,610
600	0.000%, 8/01/41 (5)	3/22 at 100.00	N/R	606,780
100	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds,	3/25 at 100.00	N/R	103,357
	Series 2015, 5.600%, 3/01/45, 144A
1,000	Fairfax County Economic Development Authority, Virginia, County Facilities Revenue	10/27 at 100.00	AA+	1,224,450
	Bonds, Refunding Series 2017B, 5.000%, 10/01/33
1,500	Fairfax County Economic Development Authority, Virginia, Revenue Bonds, Metrorail	4/27 at 100.00	AA+	1,773,285
	Parking System Project, Series 2017, 5.000%, 4/01/42
4,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	4,401,960
	5.000%, 11/15/34
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,020	5.000%, 1/01/31	1/22 at 100.00	BB	1,072,132
500	5.250%, 1/01/36	1/22 at 100.00	BB	525,405
925	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds,	No Opt. Call	AA–	926,018
	Refunding Series 2015, 5.000%, 6/15/19
1,000	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A,	12/26 at 100.00	BB	1,114,770
	5.000%, 12/01/34
	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads
	Transportation Fund Revenue Bonds, Senior Lien Series 2018A:
13,000	5.000%, 7/01/48 (UB) (4)	1/28 at 100.00	AA+	15,527,070
2,000	5.000%, 7/01/52	1/28 at 100.00	AA+	2,388,780
4,000	5.000%, 7/01/52 (UB) (4)	1/28 at 100.00	AA+	4,793,320
1,000	5.500%, 7/01/57	1/28 at 100.00	AA+	1,228,480
960	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment	3/25 at 100.00	N/R	982,522
	Bonds, Series 2015, 5.000%, 3/01/45, 144A
	Peninsula Town Center Community Development Authority, Virginia, Special Obligation
	Bonds, Refunding Series 2018:
360	4.500%, 9/01/28, 144A	9/27 at 100.00	N/R	384,962
3,000	5.000%, 9/01/45, 144A	9/27 at 100.00	N/R	3,210,870
645	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	721,594
	5.500%, 7/01/29 – AMBAC Insured
5,875	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Refunding	No Opt. Call	C	3,827,327
	Series 2005C, 0.010%, 7/01/28 – AMBAC Insured
5,085	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A,	No Opt. Call	C	3,128,597
	0.000%, 7/01/29 – AMBAC Insured

NPV	Nuveen Virginia Quality Municipal Income Fund
Portfolio of Investments (continued)

May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
$ 1,173	4.500%, 7/01/34 (DD1, Settling 6/05/19)	7/25 at 100.00	N/R	$ 1,205,258
4,000	5.000%, 7/01/58	7/28 at 100.00	N/R	3,986,200
121	0.000%, 7/01/31 (WI/DD, Settling 6/05/19)	7/30 at 95.65	N/R	74,641
136	0.000%, 7/01/33 (WI/DD, Settling 6/05/19)	7/32 at 95.65	N/R	74,691
94	0.000%, 7/01/29 (WI/DD, Settling 6/05/19)	7/28 at 95.76	N/R	64,508
96	0.000%, 7/01/27 (WI/DD, Settling 6/05/19)	No Opt. Call	N/R	72,892
57	0.000%, 7/01/24 (WI/DD, Settling 6/05/19)	No Opt. Call	N/R	48,249
760	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Refunding	No Opt. Call	Baa2	840,013
	Series 2007CC, 5.500%, 7/01/28 – NPFG Insured
1,500	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note	9/25 at 100.00	A	1,635,765
	Revenue Bonds, Series 2015, 5.000%, 9/01/33, 144A
2,240	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital	10/24 at 100.00	AA	2,468,950
	Series 2014A, 5.000%, 10/01/34 – AGM Insured, 144A
1,600	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior	No Opt. Call	AA	1,737,552
	Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured
2,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior	No Opt. Call	AA	2,172,100
	Lien, Series 2013A, 5.000%, 10/01/24 – AGM Insured
1,725	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	1,875,593
	2012A, 5.000%, 10/01/32 – AGM Insured
	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century
	College & Equipment Programs, Series 2019A:
2,800	5.000%, 2/01/29 (WI/DD, Settling 6/05/19)	No Opt. Call	AA+	3,607,968
2,000	5.000%, 2/01/30 (WI/DD, Settling 6/05/19)	2/29 at 100.00	AA+	2,559,520
3,500	Virginia Commonwealth Transportation Board, Federal Transportation Grant Anticipation	9/26 at 100.00	AA+	4,271,610
	Revenue Notes, Series 2016, 5.000%, 9/15/30
2,000	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2019B,	8/29 at 100.00	AA+	2,225,080
	4.000%, 8/01/38 (AMT)
2,000	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2015A,	8/25 at 100.00	AA+	2,412,000
	5.000%, 8/01/26
1,250	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program,	11/22 at 100.00	AAA	1,378,225
	Series 2012A, 5.000%, 11/01/42
120	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue	4/28 at 112.76	N/R	143,059
	Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A, 8.375%,
	4/01/41, 144A
1,000	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series	5/22 at 100.00	AA+	1,053,970
	2012, 4.000%, 5/15/37
1,000	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series	5/28 at 100.00	AA+	1,117,280
	2018, 4.000%, 5/15/38
1,835	Western Virginia Regional Jail Authority, Virginia, Facility Revenue Bonds, Refunding	12/26 at 100.00	Aa2	2,178,384
	Series 2016, 5.000%, 12/01/36
86,753	Total Tax Obligation/Limited			92,095,115
	Transportation – 39.4% (25.6% of Total Investments)
	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Refunding Series
	2016A:
775	5.000%, 7/01/32	7/26 at 100.00	A2	909,300
375	4.000%, 7/01/34	7/26 at 100.00	A2	410,966
400	4.000%, 7/01/35	7/26 at 100.00	A2	437,388
250	4.000%, 7/01/38	7/26 at 100.00	A2	271,785
	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds,
	First Tier Series 2016:
1,705	5.000%, 7/01/41 – AGM Insured	7/26 at 100.00	AA	1,998,584
8,320	5.000%, 7/01/46	7/26 at 100.00	BBB	9,451,853

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital
	Appreciation Series 2012B:
$ 2,000	0.000%, 7/15/32	7/28 at 100.00	BBB	$ 1,936,700
4,125	4.875%, 7/15/40	7/28 at 100.00	BBB	3,936,322
1,000	0.000%, 7/15/40 – AGM Insured	7/28 at 100.00	AA	963,240
3,800	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	BBB+	4,048,558
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B:
4,000	0.010%, 10/01/26 – AGC Insured	No Opt. Call	AA	3,304,320
11,825	0.010%, 10/01/34 – AGC Insured	No Opt. Call	AA	7,222,355
1,135	0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA	641,389
5,010	0.010%, 10/01/39 – AGC Insured	No Opt. Call	AA	2,483,958
6,700	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	BBB+	8,849,360
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
750	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding	10/20 at 100.00	AA–	783,150
	Series 2010B, 5.000%, 10/01/26 (AMT)
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds,
	Series 2010A:
3,400	5.000%, 10/01/30	10/20 at 100.00	AA–	3,548,920
420	5.000%, 10/01/35	10/20 at 100.00	AA–	436,985
7,300	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding	10/26 at 100.00	AA–	8,536,766
	Series 2016A, 5.000%, 10/01/35 (AMT)
375	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding	10/27 at 100.00	AA–	447,131
	Series 2017, 5.000%, 10/01/34 (AMT)
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding
	Series 2018A:
2,000	5.000%, 10/01/32 (AMT)	10/28 at 100.00	AA–	2,443,540
3,290	5.000%, 10/01/36 (AMT)	10/28 at 100.00	AA–	3,954,580
2,000	5.000%, 10/01/38 (AMT)	10/28 at 100.00	AA–	2,389,740
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding
	Series 2016:
150	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB	158,517
595	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB	625,708
2,460	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System,	No Opt. Call	A	2,582,508
	Series 2002, 5.250%, 7/15/22 – FGIC Insured
8,460	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform	6/27 at 100.00	BBB	9,433,577
	66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/52 (AMT)
2,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes	1/22 at 100.00	BBB	2,646,525
	LLC Project, Series 2012, 5.000%, 1/01/40 (AMT)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
750	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	812,287
5,025	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	5,564,333
5,700	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	6,181,821
	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue
	Bonds, Series 2017B:
3,000	5.000%, 7/01/36	7/27 at 100.00	AA–	3,613,470
1,000	5.000%, 7/01/42	7/27 at 100.00	AA–	1,188,780
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue	7/27 at 100.00	AA–	1,188,060
	Bonds, Series 2018, 5.000%, 7/01/43
101,595	Total Transportation			103,402,476

NPV	Nuveen Virginia Quality Municipal Income Fund
Portfolio of Investments (continued)

May 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 14.7% (9.5% of Total Investments) (6)
$ 610	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010,	7/20 at 100.00	N/R	$ 633,625
	5.000%, 7/15/25 (Pre-refunded 7/15/20)
1,750	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%,	No Opt. Call	AA	1,928,220
	11/01/24 – AGM Insured (ETM)
630	Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2001, 5.000%, 7/15/21 –	No Opt. Call	AA	652,775
	AGM Insured (ETM)
1,030	Chesapeake Bay Bridge and Tunnel Commission, Virginia, General Resolution Revenue Bonds,	No Opt. Call	Baa2	1,225,813
	Refunding Series 1998, 5.500%, 7/01/25 – NPFG Insured (ETM)
2,145	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours	11/20 at 100.00	AA	2,245,215
	Health, Series 2010C-2, 5.000%, 11/01/42 (Pre-refunded 11/01/20) – AGC Insured
4,150	Fairfax County Economic Development Authority, Virginia, Transportation District	4/20 at 100.00	Aaa	4,273,089
	Improvement Revenue Bonds, Silver Line Phase 1 Project, Series 2011, 5.000%, 4/01/27
	(Pre-refunded 4/01/20)
1,100	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.375%,	12/19 at 100.00	N/R	1,121,791
	12/01/24 (Pre-refunded 12/01/19)
	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Series 2012A:
1,295	5.000%, 1/01/39 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	1,366,730
5,205	5.000%, 1/01/39 (Pre-refunded 1/01/21)	1/21 at 100.00	AA+	5,497,521
795	Henrico County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Bon	No Opt. Call	A+	819,971
	Secours Health System, Series 1996, 6.250%, 8/15/20 – NPFG Insured (ETM)
	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D:
5,900	5.000%, 7/15/34 (Pre-refunded 7/15/20)	7/20 at 100.00	N/R	6,131,870
150	5.000%, 7/15/34 (Pre-refunded 7/15/20)	7/20 at 100.00	AA	155,979
1,630	Prince William County Industrial Development Authority, Virginia, Student Housing	9/21 at 100.00	A+	1,760,107
	Revenue Bonds, George Mason University Foundation Prince William Housing LLC Project, Series
	2011A, 5.125%, 9/01/41 (Pre-refunded 9/01/21)
710	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2005BB,	No Opt. Call	A2	789,030
	5.250%, 7/01/22 – AGM Insured (ETM)
1,200	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century	2/21 at 100.00	AA+	1,251,348
	College Program, Series 2011A, 4.000%, 2/01/29 (Pre-refunded 2/01/21)
3,195	Virginia Port Authority, Port Facilities Revenue Bonds, Refunding Series 2010, 5.000%,	7/19 at 100.00	A	3,203,435
	7/01/40 (Pre-refunded 7/01/19)
4,010	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program,	11/22 at 100.00	N/R	4,481,696
	Series 2012A, 5.000%, 11/01/42 (Pre-refunded 11/01/22)
1,020	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health	4/20 at 100.00	AA	1,056,230
	Care, Inc., Series 2010A, 5.625%, 4/15/39 (Pre-refunded 4/15/20)
36,525	Total U.S. Guaranteed			38,594,445
	Utilities – 6.5% (4.2% of Total Investments)
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	2,000,000
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35
	(Mandatory Put 7/01/22) (7)
1,045	Chesapeake Industrial Development Authority, Virginia, Pollution Control Revenue Bonds,	No Opt. Call	A2	1,052,231
	Virginia Electric and Power Company Project, Refunding Series 2008A, 1.900%, 2/01/32
	(Mandatory Put 6/01/23)
	Guam Power Authority, Revenue Bonds, Series 2012A:
1,500	5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,647,915
495	5.000%, 10/01/34	10/22 at 100.00	BBB	527,814
2,020	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds,	No Opt. Call	A2	2,030,747
	Virginia Electric and Power Company, Refunding Series 2008A, 1.900%, 11/01/35
	(Mandatory Put 6/01/23)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Richmond, Virginia, Public Utility Revenue Bonds, Refunding Series 2016A:
$ 5,000	5.000%, 1/15/33	1/26 at 100.00	AA	$ 5,921,300
1,000	5.000%, 1/15/35	1/26 at 100.00	AA	1,178,410
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding	7/19 at 100.00	Caa2	691,675
	Series 2007A, 5.000%, 7/01/24
1,000	Virginia Small Business Financing Authority, Solid Waste Disposal Revenue Bonds, Covanta	7/23 at 100.00	B	1,044,110
	Project, Series 2018, 5.000%, 1/01/48, 144A (AMT) (Mandatory Put 7/01/38)
1,000	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal	No Opt. Call	A2	1,006,110
	Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40
	(Mandatory Put 9/01/20)
15,790	Total Utilities			17,100,312
	Water and Sewer – 5.2% (3.4% of Total Investments)
1,675	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/27 at 100.00	A–	1,881,142
	Refunding Series 2017, 5.000%, 7/01/40
810	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A–	885,103
	2013, 5.500%, 7/01/43
	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Subordinate
	Series 2018A:
1,415	5.000%, 10/01/40	10/27 at 100.00	AA	1,694,703
1,010	5.000%, 10/01/42	10/27 at 100.00	AA	1,206,637
1,000	5.000%, 10/01/43	10/27 at 100.00	AA	1,195,620
1,545	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding	No Opt. Call	AA	1,570,678
	Bonds, Series 2001, 5.500%, 11/15/19 – AGM Insured
3,000	Norfolk, Virginia, Water Revenue Bonds, Series 2015A, 5.250%, 11/01/44	11/24 at 100.00	AA+	3,513,600
1,000	Norfolk, Virginia, Water Revenue Bonds, Series 2017, 5.000%, 11/01/42	11/27 at 100.00	AA+	1,201,460
1,000	Virginia Resources Authority, Water and Sewerage System Revenue Bonds, Goochland County –	11/22 at 63.13	AA	576,380
	Tuckahoe Creek Service District Project, Series 2012, 0.000%, 11/01/34
12,455	Total Water and Sewer			13,725,323
$ 381,433	Total Long-Term Investments (cost $377,692,454)			404,213,724

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.2% (0.1% of Total Investments)
	MUNICIPAL BONDS – 0.2% (0.1% of Total Investments)
	Utilities – 0.2% (0.1% of Total Investments)
$ 395	Peninsula Ports Authority of Virginia, Coal Terminal Revenue Bonds, Dominion Terminal	No Opt. Call	BBB+	$ 394,502
	Associates Project-DETC Issue, Variable Rate Demand Obligation, Refunding Series 2003,
	1.550%, 10/01/33 (8)
$ 395	Total Short-Term Investments (cost $395,000)			394,502
	Total Investments (cost $378,087,454) – 154.3%			404,608,226
	Floating Rate Obligations – (7.8)%			(20,350,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (48.7)% (9)			(127,632,985)
	Other Assets Less Liabilities – 2.2%			5,576,666
	Net Assets Applicable to Common Shares – 100%			$ 262,201,907

NPV	Nuveen Virginia Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2019

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.

(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(9)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 31.5%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3-Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

DD1	Portion of investment purchased on a delayed delivery basis.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
May 31, 2019

	NKG	NMY	NMS
Assets
Long-term investments, at value (cost $206,095,114, $522,722,933 and $128,679,629, respectively)	$217,294,159	$552,942,451	$136,281,652
Short-term investments, at value (cost $231,260, $ — and $3,000,000, respectively)	113,509	—	3,000,000
Cash	554,077	—	49,023
Receivable for:
Interest	2,841,073	8,298,275	1,719,225
Investments sold	2,040,513	1,107,510	19,864
Other assets	4,211	31,620	4,174
Total assets	222,847,542	562,379,856	141,073,938
Liabilities
Cash overdraft	—	6,558,191	—
Floating rate obligations	19,600,000	28,405,000	—
Payable for:
Dividends	376,896	987,985	277,603
Interest	120,807	397,128	114,858
Investments purchased	—	1,684,730	—
Offering costs	66,075	69,014	85,533
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs
(liquidation preference $ —, $ — and $ —, respectively)	—	—	—
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs
(liquidation preference $58,500,000, $182,000,000 and $52,800,000, respectively)	58,356,964	181,809,337	52,657,003
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs
(liquidation preference $ —, $ — and $ —, respectively)	—	—	—
Accrued expenses:
Management fees	115,973	275,431	72,088
Trustees fees	1,946	31,663	1,351
Other	56,943	101,250	53,839
Total liabilities	78,695,604	220,319,729	53,262,275
Net assets applicable to common shares	$144,151,938	$342,060,127	$87,811,663
Common shares outstanding	10,399,813	23,099,664	5,782,386
Net asset value (“NAV”) per common share outstanding	$13.86	$14.81	$15.19

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$103,998	$230,997	$57,824
Paid-in surplus	137,139,132	324,927,028	80,906,861
Total distributable earnings	6,908,808	16,902,102	6,846,978
Net assets applicable to common shares	$144,151,938	$342,060,127	$87,811,663
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

Statement of Assets and Liabilities (continued)

	NOM	NNC	NPV
Assets
Long-term investments, at value (cost $48,307,143, $377,192,420 and $377,692,454, respectively)	$51,227,904	$402,698,138	$404,213,724
Short-term investments, at value (cost $205,000, $ — and $395,000, respectively)	205,000	—	394,502
Cash	—	—	3,746,060
Receivable for:
Interest	537,962	5,203,828	5,000,305
Investments sold	659,890	4,540,000	4,467,716
Other assets	7,063	24,232	26,173
Total assets	52,637,819	412,466,198	417,848,480
Liabilities
Cash overdraft	2,562	4,825,144	—
Floating rate obligations	600,000	18,630,000	20,350,000
Payable for:
Dividends	97,050	620,976	736,276
Interest	—	313,290	—
Investments purchased	1,651,530	—	6,609,166
Offering costs	—	78,811	—
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs
(liquidation preference $18,000,000, $ — and $ —, respectively)	17,771,092	—	—
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs
(liquidation preference $ —, $143,500,000 and $ —, respectively)	—	143,323,637	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs
(liquidation preference $ —, $ — and $128,000,000, respectively)	—	—	127,632,985
Accrued expenses:
Management fees	26,234	200,146	207,065
Trustees fees	488	23,203	23,393
Other	45,281	75,758	87,688
Total liabilities	20,194,237	168,090,965	155,646,573
Net assets applicable to common shares	$32,443,582	$244,375,233	$262,201,907
Common shares outstanding	2,344,526	16,233,508	17,878,247
Net asset value (“NAV”) per common share outstanding	$13.84	$15.05	$14.67

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$23,445	$162,335	$178,782
Paid-in surplus	30,614,731	221,622,979	250,147,191
Total distributable earnings	1,805,406	22,589,919	11,875,934
Net assets applicable to common shares	$32,443,582	$244,375,233	$262,201,907
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended May 31, 2019

	NKG	NMY	NMS
Investment Income	$8,234,709	$21,144,866	$5,880,105
Expenses
Management fees	1,349,811	3,190,423	832,149
Interest expense and amortization of offering costs	1,886,136	5,129,945	1,334,942
Custodian fees	32,828	70,006	29,586
Trustees fees	6,219	15,677	4,134
Professional fees	40,375	52,411	38,263
Shareholder reporting expenses	21,561	26,208	15,370
Shareholder servicing agent fees	20,668	25,807	16,407
Stock exchange listing fees	6,809	6,809	7,257
Investor relations expenses	50	1,569	532
Other	30,829	65,975	31,827
Total expenses	3,395,286	8,584,830	2,310,467
Net investment income (loss)	4,839,423	12,560,036	3,569,638
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(791,963)	(1,232,606)	(377,996)
Change in net unrealized appreciation (depreciation) of investments	5,780,144	12,354,292	3,251,354
Net realized and unrealized gain (loss)	4,988,181	11,121,816	2,873,358
Net increase (decrease) in net assets applicable to common shares
from operations	$9,827,604	$23,681,722	$6,442,996

Statement of Operations (continued)

	NOM	NNC	NPV
Investment Income	$2,076,475	$14,338,946	$15,803,477
Expenses
Management fees	303,654	2,309,823	2,399,848
Interest expense and amortization of offering costs	440,447	3,973,000	3,560,161
Custodian fees	17,789	51,790	52,306
Trustees fees	1,492	11,558	11,533
Professional fees	28,110	51,751	109,672
Shareholder reporting expenses	10,983	31,059	32,957
Shareholder servicing agent fees	15,172	21,485	6,318
Stock exchange listing fees	6,829	6,809	6,809
Investor relations expenses	386	1,089	1,119
Other	27,632	36,638	58,179
Total expenses	852,494	6,495,002	6,238,902
Net investment income (loss)	1,223,981	7,843,944	9,564,575
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	152,623	(2,235,327)	(837,682)
Change in net unrealized appreciation (depreciation) of investments	671,591	11,210,095	9,418,868
Net realized and unrealized gain (loss)	824,214	8,974,768	8,581,186
Net increase (decrease) in net assets applicable to common shares
from operations	$2,048,195	$16,818,712	$18,145,761

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NKG		NMY
	Year	Year(1)	Year	Year(1)
	Ended	Ended	Ended	Ended
	5/31/19	5/31/18	5/31/19	5/31/18
Operations
Net investment income (loss)	$4,839,423	$5,205,069	$12,560,036	$13,196,981
Net realized gain (loss) from investments	(791,963)	232,714	(1,232,606)	(289,204)
Change in net unrealized appreciation (depreciation) of Investments	5,780,144	(5,147,480)	12,354,292	(7,420,445)
Net increase (decrease) in net assets applicable to common shares
from operations	9,827,604	290,303	23,681,722	5,487,332
Distributions to Common Shareholders(2)
Dividends(3)	(4,517,765)	(5,382,259)	(12,245,568)	(14,033,603)
Return of capital	—	—	—	—
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(4,517,765)	(5,382,259)	(12,245,568)	(14,033,603)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of
offering costs	—	—	—	—
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	(1,642,533)	—	(2,918,158)	(338,802)
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	(1,642,533)	—	(2,918,158)	(338,802)
Net increase (decrease) in net assets
applicable to common shares	3,667,306	(5,091,956)	8,517,996	(8,885,073)
Net assets applicable to common
shares at the beginning of period	140,484,632	145,576,588	333,542,131	342,427,204
Net assets applicable to common
shares at the end of period	$144,151,938	$140,484,632	$342,060,127	$333,542,131

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)
The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)
For the fiscal year ended May 31, 2018, NKG’s, NMY’s, and NPV’s distributions to shareholders were paid from net investment income, while NMS’s and NNC’s distributions were paid from net investment income and accumulated net realized gains. NOM’s distributions were paid from net investment income and return of capital.

Statement of Changes in Net Assets (continued)

	NMS		NOM
	Year	Year(1)	Year	Year(1)
	Ended	Ended	Ended	Ended
	5/31/19	5/31/18	5/31/19	5/31/18
Operations
Net investment income (loss)	$3,569,638	$4,006,483	$1,223,981	$1,331,582
Net realized gain (loss) from investments	(377,996)	(52,450)	152,623	(30,213)
Change in net unrealized appreciation (depreciation) of investments	3,251,354	(2,004,493)	671,591	(934,729)
Net increase (decrease) in net assets applicable to common shares
from operations	6,442,996	1,949,540	2,048,195	366,640
Distributions to Common Shareholders(2)
Dividends(3)	(3,576,981)	(4,271,207)	(1,209,776)	(1,450,327)
Return of capital	—	—	—	(19,370)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(3,576,981)	(4,271,207)	(1,209,776)	(1,469,697)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of
offering costs	—	2,634,474	—	—
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	—	27,785	—	49,789
Cost of shares repurchased and retired	(121,032)	—	—	—
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	(121,032)	2,662,259	—	49,789
Net increase (decrease) in net assets
applicable to common shares	2,744,983	340,592	838,419	(1,053,268)
Net assets applicable to common
shares at the beginning of period	85,066,680	84,726,088	31,605,163	32,658,431
Net assets applicable to common
shares at the end of period	$87,811,663	$85,066,680	$32,443,582	$31,605,163

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)
The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)
For the fiscal year ended May 31, 2018, NKG’s, NMY’s, and NPV’s distributions to shareholders were paid from net investment income, while NMS’s and NNC’s distributions were paid from net investment income and accumulated net realized gains. NOM’s distributions were paid from net investment income and return of capital.

	NNC		NPV
	Year	Year(1)	Year	Year(1)
	Ended	Ended	Ended	Ended
	5/31/19	5/31/18	5/31/19	5/31/18
Operations
Net investment income (loss)	$7,843,944	$8,300,021	$9,564,575	$10,063,915
Net realized gain (loss) from investments	(2,235,327)	359,698	(837,682)	(719,109)
Change in net unrealized appreciation (depreciation) of investments	11,210,095	(9,023,451)	9,418,868	(4,936,839)
Net increase (decrease) in net assets applicable to common shares
from operations	16,818,712	(363,732)	18,145,761	4,407,967
Distributions to Common Shareholders(2)
Dividends(3)	(7,336,713)	(8,548,513)	(9,479,610)	(10,064,138)
Return of capital	—	—	—	—
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(7,336,713)	(8,548,513)	(9,479,610)	(10,064,138)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of
offering costs	—	—	—	—
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	(1,922,724)	(285,132)	(639,145)	—
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	(1,922,724)	(285,132)	(639,145)	—
Net increase (decrease) in net assets
applicable to common shares	7,559,275	(9,197,377)	8,027,006	(5,656,171)
Net assets applicable to common
shares at the beginning of period	236,815,958	246,013,335	254,174,901	259,831,072
Net assets applicable to common
shares at the end of period	$244,375,233	$236,815,958	$262,201,907	$254,174,901

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)
The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)
For the fiscal year ended May 31, 2018, NKG’s, NMY’s, and NPV’s distributions to shareholders were paid from net investment income, while NMS’s and NNC’s distributions were paid from net investment income and accumulated net realized gains. NOM’s distributions were paid from net investment income and return of capital.

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended May 31, 2019

	NKG	NMY	NMS
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$9,827,604	$23,681,722	$6,442,996
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(42,529,028)	(103,433,803)	(40,595,580)
Proceeds from sales and maturities of investments	45,574,812	90,597,581	44,575,524
Proceeds from (Purchase of) short-term investments, net	13,208	2,400,000	(3,000,000)
Taxes paid	(162)	(458)	—
Amortization (Accretion) of premiums and discounts, net	1,726,518	2,636,615	(430,812)
Amortization of deferred offering costs	15,377	22,688	31,094
(Increase) Decrease in:
Receivable for interest	383,183	(1,054)	(187,814)
Receivable for investments sold	239,487	1,830,466	457
Other assets	(54)	(1,268)	394
Increase (Decrease) in:
Payable for interest	(43,845)	(1,784)	7,942
Payable for investments purchased	—	1,684,730	(254,113)
Payable for offering costs	66,075	69,014	85,533
Accrued management fees	(432)	3,792	1,202
Accrued Trustees fees	(323)	1,220	(58)
Accrued other expenses	(11,027)	(32,306)	(3,394)
Net realized (gain) loss from investments	791,963	1,232,606	377,996
Change in net unrealized (appreciation) depreciation of investments	(5,780,144)	(12,354,292)	(3,251,354)
Net cash provided by (used in) operating activities	10,273,212	8,335,469	3,800,013
Cash Flows from Financing Activities:
Proceeds from borrowings	168,854	5,600,208	357,469
(Repayments) of borrowings	(168,854)	(5,600,208)	(357,469)
Proceeds from AMTP Shares issued, at liquidation preference	58,500,000	182,000,000	52,800,000
(Payments for) VMTP Shares redeemed, at liquidation preference	(82,000,000)	(197,000,000)	(52,800,000)
(Payments for) deferred offering costs	(150,000)	(200,000)	(150,000)
Increase (Decrease) in Cash overdraft	—	6,309,370	—
Proceeds from floating rate obligations	19,600,000	15,805,000	—
Cash distributions paid to common shareholders	(4,533,163)	(12,331,681)	(3,640,127)
Cost of common shares repurchased and retired	(1,642,533)	(2,918,158)	(121,032)
Net cash provided by (used in) financing activities	(10,225,696)	(8,335,469)	(3,911,159)
Net Increase (Decrease) in Cash	47,516	—	(111,146)
Cash at the beginning of period	506,561	—	160,169
Cash at the end of period	$554,077	$—	$49,023

Supplemental Disclosure of Cash Flow Information	NKG	NMY	NMS
Cash paid for interest (excluding amortization of offering costs)	$1,914,604	$5,109,042	$1,295,905

	NOM	NNC	NPV
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$2,048,195	$16,818,712	$18,145,761
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(12,171,552)	(77,179,398)	(81,793,103)
Proceeds from sales and maturities of investments	11,076,089	75,568,905	82,141,738
Proceeds from (Purchase of) short-term investments, net	(205,000)	—	(395,000)
Taxes paid	(111)	(1,378)	(326)
Amortization (Accretion) of premiums and discounts, net	143,420	2,657,286	1,291,452
Amortization of deferred offering costs	8,073	21,235	15,173
(Increase) Decrease in:
Receivable for interest	17,636	(85,369)	97,849
Receivable for investments sold	(554,890)	(4,529,812)	(867,716)
Other assets	(40)	(968)	(928)
Increase (Decrease) in:
Payable for interest	—	1,451	—
Payable for investments purchased	1,303,006	—	5,696,686
Payable for offering costs	—	78,811	—
Accrued management fees	666	(1,132)	2,732
Accrued Trustees fees	(18)	920	981
Accrued other expenses	3,751	(21,457)	(32,352)
Net realized (gain) loss from investments	(152,623)	2,235,327	837,682
Change in net unrealized (appreciation) depreciation of investments	(671,591)	(11,210,095)	(9,418,868)
Net cash provided by (used in) operating activities	845,011	4,353,038	15,721,761
Cash Flows from Financing Activities:
Proceeds from borrowings	—	647,950	1,766,178
(Repayments) of borrowings	—	(647,950)	(1,766,178)
Proceeds from AMTP Shares issued, at liquidation preference	—	143,500,000	—
(Payments for) VMTP Shares redeemed, at liquidation preference	—	(154,000,000)	—
(Payments for) deferred offering costs	—	(185,000)	—
Increase (Decrease) in Cash overdraft	(229,353)	4,825,144	(1,815,517)
Proceeds from floating rate obligations	600,000	10,200,000	—
Cash distributions paid to common shareholders	(1,215,658)	(7,338,463)	(9,521,039)
Cost of common shares repurchased and retired	—	(1,922,724)	(639,145)
Net cash provided by (used in) financing activities	(845,011)	(4,921,043)	(11,975,701)
Net Increase (Decrease) in Cash	—	(568,005)	3,746,060
Cash at the beginning of period	$—	$568,005	$—
Cash at the end of period	—	—	3,746,060

Supplemental Disclosure of Cash Flow Information	NOM	NNC	NPV
Cash paid for interest (excluding amortization of offering costs)	$432,374	$3,950,314	$3,544,988

See accompanying notes to financial statements.

Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price
NKG
Year Ended 5/31:
2019	$13.32	$0.46	$0.48	$0.94	$(0.43)	$—	$(0.43)	$0.03		$13.86	$12.46
2018	13.80	0.49	(0.46)	0.03	(0.51)	—	(0.51)	—		13.32	11.38
2017	14.40	0.55	(0.55)	—	(0.60)	—	(0.60)	—		13.80	13.28
2016	13.98	0.68	0.38	1.06	(0.64)	—	(0.64)	—		14.40	14.28
2015	13.98	0.67	(0.03)	0.64	(0.64)	—	(0.64)	—		13.98	12.81
NMY
Year Ended 5/31:
2019	14.29	0.54	0.49	1.03	(0.53)	—	(0.53)	0.02		14.81	12.79
2018	14.65	0.56	(0.32)	0.24	(0.60)	—	(0.60)	—	*	14.29	12.21
2017	15.08	0.61	(0.38)	0.23	(0.66)	—	(0.66)	—		14.65	13.08
2016	14.59	0.67	0.47	1.14	(0.67)	—	(0.67)	0.02		15.08	13.65
2015	14.64	0.68	(0.10)	0.58	(0.67)	—	(0.67)	0.04		14.59	12.53

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

	Based	Ending		Net
Based	on	Net		Investment	Portfolio
on	Share	Assets		Income	Turnover
NAV(a)	Price(a)	(000)	Expenses(c)	(Loss)	Rate(d)

7.49%	13.72%	$144,152	2.45%	3.50%	20%
0.22	(10.74)	140,485	2.19	3.64	15
0.07	(2.76)	145,577	2.10	3.94	13
7.80	16.94	151,860	1.60	4.83	13
4.65	3.76	147,441	1.62	4.77	7

7.56	9.40	342,060	2.61	3.82	17
1.68	(2.10)	333,542	2.25	3.91	20
1.61	0.69	342,427	2.08	4.14	42
8.13	14.77	352,581	1.55	4.56	19
4.28	2.29	344,300	1.55	4.65	23

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NKG		NMY
Year Ended 5/31:		Year Ended 5/31:
2019	1.36%	2019	1.56%
2018	1.11	2018	1.21
2017	1.03	2017	1.04
2016	0.55	2016	0.55
2015	0.54	2015	0.52

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations					Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Preferred Share- holders(a)	Distributions from Accumulated Net Realized Gains to Preferred Share- holders(a)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Return of Capital	Total	Premium per Share Sold through Shelf Offering	Discount per Share Repurchased and Retired		Ending NAV	Ending Share Price
NMS
Year Ended 5/31:
2019	$14.69	$0.62	$0.50	$—	$—	$1.12	$(0.62)	$—	$—	$(0.62)	$—	$—	*	$15.19	$13.76
2018	15.08	0.70	(0.37)	—	—	0.33	(0.74)	—	—	(0.74)	0.02	—		14.69	13.60
2017	15.78	0.70	(0.62)	—	—	0.08	(0.79)	—	—	(0.79)	0.01	—		15.08	16.18
2016	15.46	0.80	0.33	—	—	1.13	(0.81)	—	—	(0.81)	—	—		15.78	15.99
2015(f)	15.50	0.74	0.03	—	—	0.77	(0.81)	—	—	(0.81)	—	—		15.46	14.95
Year Ended 6/30:
2014(g)	14.25	0.71	1.29	(0.01)	—	1.99	(0.74)	—	—	(0.74)	—	—		15.50	16.48
Year Ended 8/31:
2013	16.16	0.90	(1.90)	(0.02)	—	(1.02)	(0.89)	—	—	(0.89)	—	—		14.25	14.82
NOM
Year Ended 5/31:
2019	13.48	0.52	0.36	—	—	0.88	(0.52)	—	—	(0.52)	—	—		13.84	13.97
2018	13.95	0.57	(0.41)	—	—	0.16	(0.62)	—	(0.01)	(0.63)	—	—		13.48	13.34
2017	14.45	0.65	(0.44)	—	—	0.21	(0.71)	—	—	(0.71)	—	—		13.95	16.20
2016	13.91	0.72	0.55	—	—	1.27	(0.73)	—	—	(0.73)	—	—		14.45	16.03
2015	14.19	0.62	(0.17)	—	—	0.45	(0.73)	—	—	(0.73)	—	—		13.91	15.27

(a)	The amounts shown are based on common share equivalents. Represents distributions paid on Remarketed Preferred Shares (“RPS”) for NMS.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

	Based	Ending			Net
Based	on	Net			Investment		Portfolio
on	Share	Assets			Income		Turnover
NAV(b)	Price(b)	(000)	Expenses(d)		(Loss)		Rate(e)

7.88%	6.13%	$87,812	2.75%		4.25%		30%
2.37	(11.55)	85,067	2.40		4.66		13
0.68	6.41	84,726	2.47		4.59		19
7.47	12.84	87,942	1.69		5.14		17
5.02	(4.37)	86,150	1.80	**	5.19	**	14

14.33	16.61	64,277	1.64	**	5.75	**	8

(6.77)	(10.99)	59,100	1.35		5.68		11

6.70	9.06	32,444	2.72		3.90		23
1.15	(13.89)	31,605	2.54		4.15		20
1.53	5.77	32,658	2.27		4.65		14
9.40	10.34	33,777	1.94		5.13		5
3.21	6.50	32,467	2.80		4.38		8

(c)
Ratios do not reflect the effect of dividend payments to RPS shareholders, during periods when RPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to RPS and other subsequent forms of preferred shares issued by the Fund, where applicable. For the years ended June 30, 2014 and prior, NMS includes the RPS of Minnesota Municipal Income Portfolio (MXA).

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NMS		NOM
Year Ended 5/31:		Year Ended 5/31:
2019	1.59%	2019	1.40%
2018	1.06	2018	1.19
2017	1.29	2017	0.99
2016	0.62	2016	0.69
2015(f)	0.61**	2015	1.44
Year Ended 6/30:
2014(g)	0.18**
Year Ended 8/31:
2013	—

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the eleven months ended May 31, 2015.
(g)	For the ten months ended June 30, 2014.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	Accumu- lated Net Realized Gains		Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price
NNC
Year Ended 5/31:
2019	$14.44	$0.48	$0.56	$1.04	$(0.45)	$—		$(0.45)	$0.02		$15.05	$13.12
2018	14.98	0.51	(0.53)	(0.02)	(0.52)	—	*	(0.52)	—	*	14.44	12.27
2017	15.56	0.53	(0.54)	(0.01)	(0.56)	(0.01)		(0.57)	—		14.98	13.29
2016	14.98	0.60	0.58	1.18	(0.60)	—	*	(0.60)	—	*	15.56	14.19
2015	14.90	0.61	0.11	0.72	(0.62)	(0.03)		(0.65)	0.01		14.98	12.95

NPV
Year Ended 5/31:
2019	14.17	0.53	0.49	1.02	(0.53)	—		(0.53)	0.01		14.67	12.92
2018	14.49	0.56	(0.32)	0.24	(0.56)	—		(0.56)	—		14.17	12.35
2017	15.00	0.58	(0.50)	0.08	(0.59)	—		(0.59)	—		14.49	13.25
2016	14.50	0.66	0.53	1.19	(0.69)	—		(0.69)	—		15.00	14.43
2015	14.47	0.72	0.06	0.78	(0.75)	—		(0.75)	—		14.50	13.39

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

	Based	Ending			Net
Based	on	Net			Investment		Portfolio
on	Share	Assets			Income		Turnover
NAV(a)	Price(a)	(000)	Expenses(c)		(Loss)		Rate(e)

7.52%	10.90%	$244,375	2.77%		3.35%		19%
(0.14)	(3.88)	236,816	2.33		3.43		13
(0.03)	(2.37)	246,013	2.14		3.54		13
8.05	14.65	255,506	1.54		3.97		7
4.91	2.72	246,319	1.54		4.03		12

7.49	9.23	262,202	2.48		3.81		21
1.70	(2.62)	254,175	2.07		3.92		22
0.63	(4.14)	259,831	1.97		3.98		38
8.41	13.22	268,960	1.64		4.51		18
5.45	5.72	260,104	1.67(d	)	4.91(d	)	17

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NNC		NPV
Year Ended 5/31:		Year Ended 5/31:
2019	1.69%	2019	1.42%
2018	1.26	2018	1.02
2017	1.08	2017	0.94
2016	0.54	2016	0.62
2015	0.52	2015	0.59

(d)
During the period ended May 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common shares equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser were as follows:

Ratios to Average Net Assets
		Net Investment
NPV	Expenses	Income (Loss)
Year Ended 5/31:
2015	1.70%	4.88%

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

	AMTP Shares at the End of Period		VMTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
NKG
Year Ended 5/31:
2019	$58,500	$346,414	$—	$—
2018	—	—	82,000	271,323
2017	—	—	82,000	277,532
2016	—	—	75,000	302,480
2015	—	—	75,000	296,588
NMY
Year Ended 5/31:
2019	182,000	287,945	—	—
2018	—	—	197,000	269,311
2017	—	—	197,000	273,821
2016	—	—	167,000	311,126
2015	—	—	167,000	306,168

See accompanying notes to financial statements.

	AMTP Shares at the End of Period		RPS at the End of Period			MFP Shares at the End of Period		MTP Shares at the End of Period(a)		VMTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share		Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
NMS
Year Ended 5/31:
2019	$52,800	$266,310	$—	$—		$—	$—	$—	$—	$—	$—
2018	—	—	—	—		—	—	—	—	52,800	261,111
2017	—	—	—	—		—	—	—	—	52,800	260,466
2016	—	—	—	—		—	—	—	—	44,100	299,415
2015(b)	—	—	—	—		—	—	—	—	44,100	295,352
Year Ended 6/30:
2014(c)	—	—	—	—		—	—	—	—	31,100	307	*
Year Ended 8/31:
2013	—	—	31,100	73	*	—	—	—	—	—	—

NOM
Year Ended 5/31:
2019	—	—	—	—		18,000	280,242	—	—	—	—
2018	—	—	—	—		18,000	275,584	—	—	—	—
2017	—	—	—	—		—	—	—	—	18,000	281,436
2016	—	—	—	—		—	—	—	—	18,000	287,651
2015	—	—	—	—		—	—	—	—	18,000	280,372

*	Rounded to the nearest thousand (000).
(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2015
NOM
Series 2015 (NOM PRC)
Ending Market Value per Share	$—
Average Market Value per Share	10.03	Δ

(b)	For the eleven months ended May 31, 2015.
(c)	For the ten months ended June 30, 2014.
Δ	For the period June 1, 2014, through February 9, 2015.

See accompanying notes to financial statements.

Financial Highlights (continued)

	AMTP Shares at the End of Period		VMTP Shares at the End of Period		VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
NNC
Year Ended 5/31:
2019	$143,500	$270,296	$—	$—	$—	$—
2018	—	—	154,000	253,777	—	—
2017	—	—	154,000	259,749	—	—
2016	—	—	125,000	304,405	—	—
2015	—	—	125,000	297,055	—	—

NPV
Year Ended 5/31:
2019	—	—	—	—	128,000	304,845
2018	—	—	—	—	128,000	298,574
2017	—	—	—	—	128,000	302,993
2016	—	—	—	—	128,000	310,125
2015	—	—	—	—	128,000	303,206

See accompanying notes to financial statements.

Notes to
Financial Statements
1. General Information and Significant Accounting Policies
General Information
Fund Information
The state funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen Georgia Quality Municipal Income Fund (NKG)
•	Nuveen Maryland Quality Municipal Income Fund (NMY)
•	Nuveen Minnesota Quality Municipal Income Fund (NMS)
•	Nuveen Missouri Quality Municipal Income Fund (NOM)
•	Nuveen North Carolina Quality Municipal Income Fund (NNC)
•	Nuveen Virginia Quality Municipal Income Fund (NPV)
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NKG, NMS and NOM were organized as Massachusetts business trusts on October 26, 2001, April 28, 2014 and March 29, 1993, respectively. NMY, NNC and NPV were organized as Massachusetts business trusts on January 12, 1993.
The end of the reporting period for the Funds is May 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2019 (the “current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax and a single state’s personal income tax. The Fund may invest up to 20% in municipal securities that are exempt from regular federal income tax, but not from that single state’s income tax if, in the Sub-Adviser’s judgement, such purchases are expected to enhance the Fund’s after-tax total return potential. To the extent that the Fund invests in bonds of municipal issuers located in other states, the Fund may have income that is not exempt from state personal income tax.
Fund Merger
During May 2019, the Board approved the merger of NNC (the “Target Fund”) into the Nuveen AMT-Free Quality Municipal Income Fund (NEA) (the “Acquiring Fund”) (the “Merger”). The Merger is intended to create one larger fund with lower operating expenses and increased trading volume on the exchange for common shares.
The Merger is subject to customary conditions, including shareholder approval at annual shareholder meetings.
Upon the closing of the Merger, the Target Fund will transfer its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund will then be liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Target Fund will become shareholders of the Acquiring Fund. Holders of common shares of the Target Fund will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which is equal to the aggregate NAV of the common shares of the Target Fund held immediately prior to the Merger (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Holders of preferred shares of the Target Fund will receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Target Fund held immediately prior to the Merger.

Notes to Financial Statements (continued)
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	NMY	NOM	NPV
Outstanding when-issued/delayed delivery purchase commitments	$1,684,730	$1,651,530	$6,549,774

Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (“the Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NKG	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds**	$—	$217,294,159	$—	***	$217,294,159
Short-Term Investments*:
Municipal Bonds**	—	—	113,509		113,509
Total	$—	$217,294,159	$113,509		$217,407,668
NMY
Long-Term Investments*:
Municipal Bonds	$—	$552,942,451	$—		$552,942,451

Notes to Financial Statements (continued)

NMS	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$136,281,652	$—	$136,281,652
Short-Term Investments*:
Municipal Bonds	—	3,000,000	—	3,000,000
Total	$—	$139,281,652	$—	$139,281,652
NOM
Long-Term Investments*:
Municipal Bonds	$—	$51,227,904	$—	$51,227,904
Short-Term Investments*:
Municipal Bonds	—	205,000	—	205,000
Total	$—	$51,432,904	$—	$51,432,904
NNC
Long-Term Investments*:
Municipal Bonds	$—	$402,698,138	$—	$402,698,138
NPV
Long-Term Investments*:
Municipal Bonds	$—	$404,213,724	$—	$404,213,724
Short-Term Investments*:
Municipal Bonds	—	394,502	—	394,502
Total	$—	$404,608,226	$—	$404,608,226

*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
***	Value equals zero as of the end of the reporting period.

3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NKG	NMY	NMS	NOM	NNC	NPV
Floating rate obligations: self-deposited Inverse Floaters	$19,600,000	$28,405,000	$—	$600,000	$18,630,000	$20,350,000
Floating rate obligations: externally-deposited Inverse Floaters	5,635,000	—	—	—	—	—
Total	$25,235,000	$28,405,000	$—	$600,000	$18,630,000	$20,350,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NKG	NMY	NMS	NOM	NNC	NPV
Average floating rate obligations outstanding	$12,135,890	$20,557,479	$—	$509,589	$14,745,616	$20,350,000
Average annual interest rate and fees	2.09%	2.07%	—%	2.04%	2.08%	2.05%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under such facilities for any of the Funds as of the end of the reporting period.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

Notes to Financial Statements (continued)

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NKG	NMY	NMS	NOM	NNC	NPV
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$19,600,000	$28,405,000	$—	$600,000	$18,630,000	$20,350,000
Maximum exposure to Recourse Trusts: externally-deposited
Inverse Floaters	—	—	—	—	—	—
Total	$19,600,000	$28,405,000	$—	$600,000	$18,630,000	$20,350,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Common Shares
Common Shares Equity Shelf Programs and Offering Costs
NMS has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.
Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

	NMS
	Year		Year
	Ended		Ended
	5/31/19		5/31/18

Additional authorized common shares	500,000	*	500,000
Common shares sold	—		173,280
Offering proceeds, net of offering costs	$—		$2,634,474

* Represents additional and authorized common shares for the period June 1, 2018 through March 29, 2019.

Costs incurred by the Fund in connection with its initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “other expenses” on the Statement of Operations.
Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable. were as follows:

	NKG		NMY		NMS
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	5/31/19	5/31/18	5/31/19	5/31/18	5/31/19	5/31/18
Common shares:
Sold through shelf offering	—	—	—	—	—	173,280
Issued to shareholders due to reinvestment of distributions	—	—	—	—	—	1,832
Repurchased and retired	(149,500)	—	(247,500)	(27,500)	(10,000)	—

Weighted average common share:
Premium to NAV per shelf offering share sold	—	—	—	—	—	5.02%
Price per share repurchased and retired	$10.97	—	$11.77	$12.30	$12.08	—
Discount per share repurchased and retired	15.65%	—	15.60%	14.18%	15.12%	—

	NOM		NNC		NPV
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	5/31/19	5/31/18	5/31/19	5/31/18	5/31/19	5/31/18
Common shares:
Issued to shareholders due to reinvestment of distributions	—	3,481	—	—	—	—
Repurchased and retired	—	—	(161,600)	(23,400)	(55,000)	—

Weighted average common share:
Price per share repurchased and retired	—	—	$11.88	$12.17	$11.60	—
Discount per share repurchased and retired	—	—	15.80%	15.16%	15.41%	—

Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares
The following Funds have issued and have outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publically available.
As of the end of the reporting period, details of the following Funds’ AMTP Share outstanding were as follows:

Notes to Financial Statements (continued)

Fund	Series	Shares Outstanding	Liquidation Preference	Liquidation Preference, net of deferred offering costs
NKG	2028	585	$58,500,000	$58,356,964
NMY	2028	1,820	$182,000,000	$181,809,337
NMS	2028	528	$52,800,000	$52,657,003
NNC	2028	1,435	$143,500,000	$143,323,637

Each Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.
In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Funds AMTP Shares are as follows:

	Notice		Term	Premium
Fund	Period	Series	Redemption Date	Expiration Date
NKG	540-day	2028	December 1 2028*	February 13, 2019
NMY	360-day	2028	December 1 2028*	November 30, 2019
NMS	360-day	2028	December 1 2028*	November 30, 2019
NNC	360-day	2028	December 1 2028*	November 30, 2019

* Subject to early termination by either the Fund or the holder.

The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NKG*	NMY**	NMS**	NNC**
Average liquidation preference of AMTP shares outstanding	$58,500,000	$182,000,000	$52,800,000	$143,500,000
Annualized dividend rate	2.44%	2.57%	2.57%	2.57%

*	For the period December 14, 2018 (first issuance of shares) through May 31, 2019.
**	For the period December 13, 2018 (first issuance of shares) through May 31, 2019.

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
NKG, NMY, NMS and NNC each incurred offering costs of $150,000, $200,000, $150,000 and $185,000, respectively, in connection with their offering of AMTP Shares, which were recorded as deferred charges and are amortized over the life of the shares. These offering costs are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
MuniFund Preferred Shares
NOM has issued and has outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publicly available.

The Fund is obligated to redeem its MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Fund. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.
•
Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best- efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.

The Fund will pay a remarketing fee on the aggregate principal amount of all MFP shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•
Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.

The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread’ being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•
Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares.The Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP Shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
Costs incurred in connection with the Fund’s offering of MFP Shares were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, details of the Fund’s MFP Shares outstanding were as follows:

Fund	Series		Shares Outstanding	Liquidation Preference	Liquidation Preference, net of deferred offering costs	Term Redemption Date	Mode	Mode Termination Date
NOM		A	180	$18,000,000	$17,771,092	October 1, 2047	VRM	October 16, 2019

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NOM
Average liquidation preference of MFP Shares outstanding	$18,000,000
Annualized dividend rate	2.34%

Notes to Financial Statements (continued)

Variable Rate MuniFund Term Preferred Shares
On December 13, 2018, NKG, NMY, NMS and NNC redeemed all of their outstanding Series 2019 VMTP Shares. Each Fund’s VMTP Shares were redeemed at their $100,000 liquidation value per share, plus dividend amounts owed, using proceeds from their issuance of AMTP Shares (as described above in Adjustable Rate MuniFund Term Preferred Shares).
The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NKG*	NMY**	NMS**	NNC**
Average liquidation preference of VMTP Shares outstanding	$75,765,306	$197,000,000	$52,800,000	$151,253,846
Annualized dividend rate	2.35%	2.38%	2.39%	2.38%

*	For the period June 1, 2018 through December 13, 2018.
**	For the period June 1, 2018 through December 12, 2018.

VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that the fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net deferred offering costs” on the Statement of Assets and Liabilities.
Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with each Fund’s offering of VMTP Shares were recorded as a deferred charges, which are amortized over the life of the shares and are recognized as components of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
In conjunction with NKG’s, NMY’s, NMS’s and NNC’s redemption of VMTP Shares, the remaining deferred costs of $3,434, $6,701, $13,091 and $6,379, respectively, were fully expensed during the current fiscal period, as the redemptions were deemed an extinguishment of debt.
Variable Rate Demand Preferred Shares
The following Fund has issued and has outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of the Fund’s VRDP Shares outstanding were as follows:

Liquidation
				Preference,	Special Rate
		Shares	Liquidation	net of deferred	Period
Fund	Series	Outstanding	Preference	offering costs	Expiration	Maturity
NPV	1	1,280	$128,000,000	$127,632,985	July 22, 2020	August 3, 2043

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. The Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding.
The Fund’s Series 1 VRDP Shares are considered to be Special Rate Period VRDP, which are sold to institutional investors. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares will transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, unless the Board approves a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NPV
Average liquidation preference of VRDP Shares outstanding	$128,000,000
Annualized dividend rate	2.44%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Fund in connection with its offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in AMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	May 31, 2019
NKG	Series	Shares	Amount
AMTP Shares issued	2028	585	$58,500,000

	Year Ended
	May 31, 2019
NMY	Series	Shares	Amount
AMTP Shares issued	2028	1,820	$182,000,000

	Year Ended
	May 31, 2019
NMS	Series	Shares	Amount
AMTP Shares issued	2028	528	$52,800,000

	Year Ended
	May 31, 2019
NNC	Series	Shares	Amount
AMTP Shares issued	2028	1,435	$143,500,000

Transactions in MFP shares for the Funds, where applicable, were as follows:

	Year Ended
	May 31, 2018
NOM	Series	Shares	Amount
MFP Shares issued	A	180	$18,000,000

Notes to Financial Statements (continued)

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	May 31, 2019
NKG	Series	Shares	Amount
VMTP Shares redeemed	2019	(820)	$(82,000,000)

	Year Ended
	May 31, 2019
NMY	Series	Shares	Amount
VMTP Shares redeemed	2019	(1,970)	$(197,000,000)

	Year Ended
	May 31, 2019
NMS	Series	Shares	Amount
VMTP Shares redeemed	2019	(528)	$(52,800,000)

	Year Ended
	May 31, 2019
NNC	Series	Shares	Amount
VMTP Shares redeemed	2019	(1,540)	$(154,000,000)

	Year Ended
	May 31, 2018
NOM	Series	Shares	Amount
VMTP Shares redeemed	2018	(180)	$(18,000,000)

5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NKG	NMY	NMS	NOM	NNC	NPV
Purchases	$42,529,028	$103,433,803	$40,595,580	$12,171,552	$77,179,398	$81,793,103
Sales and maturities	45,574,812	90,597,581	44,575,524	11,076,089	75,568,905	82,141,738

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of May 31, 2019.

	NKG	NMY	NMS	NOM	NNC	NPV
Tax cost of investments	$186,594,573	$493,981,854	$131,595,399	$47,866,922	$358,403,729	$357,604,424
Gross unrealized:
Appreciation	$12,721,663	$31,675,089	$7,701,862	$3,076,726	$26,051,353	$27,066,242
Depreciation	(1,508,619)	(1,119,586)	(15,609)	(110,741)	(387,009)	(412,394)
Net unrealized appreciation (depreciation) of investments	$11,213,044	$30,555,503	$7,686,253	$2,965,985	$25,664,344	$26,653,848

Permanent differences, primarily due to taxable market discount, federal taxes paid, nondeductible offering costs and expiration of capital loss carryforwards resulted in reclassifications among the Funds’ components of common share net assets as of May 31, 2019, the Funds’ tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2019, the Funds’ tax year end, were as follows:

	NKG	NMY	NMS	NOM	NNC	NPV
Undistributed net tax-exempt income[1]	$413,573	$773,839	$117,668	$23,928	$811,444	$781,077
Undistributed net ordinary income[2]	1,775	72,541	—	13,659	521	43,605
Undistributed net long-term capital gains	—	—	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2019, paid on June 3, 2019.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax year ended May 31, 2019 and May 31, 2018 was designated for purposes of the dividends paid deduction as follows:

2019	NKG	NMY	NMS	NOM	NNC	NPV
Distributions from net tax-exempt income[3]	$6,188,258	$17,010,459	$4,937,092	$1,628,103	$10,964,477	$12,646,691
Distributions from net ordinary income[2]	6,423	11,453	—	11,866	22,579	7,470
Distributions from net long-term capital gains	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—

2018	NKG	NMY	NMS	NOM	NNC	NPV
Distributions from net tax-exempt income	$7,071,164	$17,874,348	$5,258,361	$1,843,442	$11,562,668	$12,302,938
Distributions from net ordinary income[2]	17,934	189,315	64,018	4,645	112,438	164,986
Distributions from net long-term capital gains	—	—	5,194	—	13,985	—
Return of capital	—	—	—	19,370	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2019, as Exempt Interest Dividends.

As of May 31, 2019, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NKG	NMY	NMS	NOM	NNC	NPV
Not subject to expiration:
Short-term	$1,193,816	$6,816,587	$173,312	$404,344	$1,630,486	$5,236,046
Long-term	3,020,168	6,269,681	385,436	693,007	1,309,507	9,588,846
Total	$4,213,984	$13,086,268	$558,748	$1,097,351	$2,939,993	$14,824,892

During the Funds’ tax year ended May 31, 2019, NOM utilized $163,117 of its capital loss carryforward.
As of May 31, 2019, the Funds’ tax year end, $48,370 of NKG’s capital loss carryforward expired.
7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Notes to Financial Statements (continued)

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of May 31, 2019, the complex-level fee for each Fund was 0.1580%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NMY	NMS	NOM	NPV
Purchases	$7,140,642	$5,280,555	$345,198	$20,059,594
Sales	6,139,230	4,559,817	712,326	23,006,775

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

	NKG	NMY	NMS	NNC	NPV
Maximum outstanding balance	$168,854	$5,600,208	$357,469	$647,950	$1,766,178

During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NKG	NMY	NMS	NNC	NPV
Average daily balance outstanding	$168,854	$5,600,208	$357,469	$647,950	$1,766,178
Average annual interest rate	3.50%	3.50%	3.50%	3.50%	3.50%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Notes to Financial Statements (continued)

9. New Accounting Pronouncements
Disclosure Update and Simplification
During August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.
The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.
For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.
As of May 31, 2018, the Funds’ Statement of Changes in Net Assets reflected the following balances.

	NKG	NMY	NMS	NOM	NNC	NPV
Distributions to Shareholders
From net investment income	$(5,382,259)	$(14,033,603)	$(4,266,573)	$(1,450,327)	$(8,533,736)	$(10,064,138)
From accumulated net realized gains	—	—	(4,634)	—	(14,777)	—
Return of capital	—	—	—	(19,370)	—	—
Decrease in net assets applicable to common shares
from distributions to common shareholders	(5,382,259)	(14,033,603)	(4,271,207)	(1,469,697)	(8,548,513)	(10,064,138)
UNII at the end of period	$(294,011)	$(443,788)	$(339,465)	$(29,900)	$(489,934)	$160,559

Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework –Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

Additional Fund Information (Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	250 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http:www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NKG	NMY	NMS	NOM	NNC	NPV
Common shares repurchased	149,500	247,500	10,000	—	161,600	55,000

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

•
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

•
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumula- tive performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

•
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

•
Escrowed to Maturity Bond: When proceeds of a refunding issue are deposited in an escrow account for investment in an amount sufficient to pay the principal and interest on the issue being refunded. In some cases, though, an issuer may expressly reserve its right to exercise an early call of bonds that have been escrowed to maturity.

•
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

•	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
•
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receiv- ables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

•
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local govern- ments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

•
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

•
S&P Municipal Bond Georgia Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Georgia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax- exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
S&P Municipal Bond Maryland Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Maryland municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
S&P Municipal Bond Minnesota Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Minnesota municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
S&P Municipal Bond Missouri Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Missouri municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
S&P Municipal Bond North Carolina Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade North Carolina municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
S&P Municipal Bond Virginia Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Virginia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

•
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process (Unaudited)

At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for its respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leverage financing for closed-end funds; the secondary market trading of the closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A.   Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures); and leverage, capital and distribution management services. In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
●
Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;

●	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;

●
Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;

●
Risk Management and Valuation Services - continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;

●
Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;

●
Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

●
Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports;

●
Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope; and

●	with respect specifically to closed-end funds, such initiatives also included:

●●   Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, refinancing existing leverage and negotiating reductions in associated leverage expenses;

●●   Capital Management Services – ongoing capital management efforts through a share repurchase program as well as a shelf offering program that raises additional equity capital in seeking to enhance shareholder value;

●● Data and Market Analytics – continuing focus on analyzing data and market analytics to better understand the ownership cycles and secondary market experience of closed-end funds; and

●●   Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In addition to the foregoing, the Board recognized the importance of secondary market trading to shareholders and considered the evaluation of premiums and discounts at which the shares of the Nuveen closed-end funds trade to be a continuing priority for the Board. The Board and/or its Closed-end Fund committee consider premium and discount data at each quarterly meeting throughout the year as well as during the annual review.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Georgia Quality Municipal Income Fund (the “Georgia Fund”), the Board noted that the Fund ranked in the third quartile of its Performance Peer Group for the one-year period and fourth quartile for the three- and five-year periods. In addition, although the Fund’s performance was below the performance of its benchmark for the one- and three-year periods, the Fund outperformed its benchmark for the five-year period. The Board considered the Adviser’s explanation of the various factors that detracted from the Fund’s performance and was satisfied with the Adviser’s explanation.
For Nuveen Maryland Quality Municipal Income Fund (the “Maryland Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group in the five-year period, the Fund ranked in the second quartile in the one-year period and first quartile in the three-year period. In addition, although the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund outperformed its benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Minnesota Quality Municipal Income Fund (the “Minnesota Fund”), the Board noted that the Fund ranked in the third quartile of its Performance Peer Group in the one- and five-year periods and second quartile for the three-year period. In addition, although the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund outperformed its benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Missouri Quality Municipal Income Fund (the “Missouri Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one- and three-year periods and third quartile in the five-year period. In addition, although the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund outperformed its benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen North Carolina Quality Municipal Income Fund (the “North Carolina Fund”), the Board noted that the Fund ranked in the fourth quartile of its Performance Peer Group in the one-, three- and five-year periods. In addition, although the Fund’s performance was below the performance of its benchmark for the one- and three-year periods, the Fund outperformed its benchmark for the five-year period. The Board considered the Adviser’s explanation of the factors that detracted from the Fund’s performance and was satisfied with the explanation. At the May Meeting, the Board also approved the reorganization of the Fund into Nuveen AMT-Free Quality Municipal Income Fund (NEA), subject to shareholder approval.
For Nuveen Virginia Quality Municipal Income Fund (the “Virginia Fund”), the Board noted that the Fund ranked in the third quartile of its Performance Peer Group for the one-year period and second quartile for the three- and five-year periods. In addition, although the Fund’s performance was below its benchmark for the one-year period, the Fund outperformed its benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), which included the Minnesota Fund and the Missouri Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across the Nuveen funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
The Independent Board Members noted that the Georgia Fund, the Maryland Fund and the North Carolina Fund each had a net management fee slightly higher than its peer average but a net expense ratio below its peer average; the Minnesota Fund and the Missouri Fund each had a net management fee slightly higher than its peer average and a net expense ratio higher than its peer average; and the Virginia Fund had a net management fee in line with its peer average and a net expense ratio below its peer average. The Independent Board Members noted that the Minnesota Fund’s net expense ratio was higher than the peer average due, in part, to the changing composition of the Peer Universe and the increase in the Fund’s expenses in 2018 from the costs associated with a shelf offering registration. The Independent Board Members recognized that the Missouri Fund’s net expense ratio was higher than the peer average due, in part, to the changing composition of the Peer Universe and an increase in the Fund’s expenses due to costs associated with refinancing certain preferred shares in 2018. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to the clients noted above compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its exchange-traded fund product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules. In addition, with respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered that an affiliate of the Adviser serves as co-manager in the initial public offerings of new closed-end funds for which it may receive revenue and serves as an underwriter on shelf offerings of existing closed-end funds for which it receives compensation. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■ TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	2008 Class II
Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).
163

■ JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III
Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
163

■ WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa(2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
163

■ ALBIN F. MOSCHNER 1952 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III
Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2019), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999- 2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.
163

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
163

■ JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	163

■ CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I	Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe, L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	163

■ MARGARET L. WOLFF 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I
Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
163

■ ROBERT L. YOUNG(2) 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2017 Class II	Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	161

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Interested Board Member:

■ MARGO L. COOK(3) 1964 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III
President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (2016- 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.
163

Name,
Year of Birth	Position(s) Held	Year First	Principal
& Address	with the Funds	Elected or Appointed(4)	During Occupation(s) Past 5 Years

Officers of the Funds:

■ CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2007
Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.

■ NATHANIEL T. JONES 1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016
Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.

■ WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.

■ DAVID J. LAMB 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015	Managing Director (since 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.

■ TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

Board Members & Officers (Unaudited) (continued)

Name,
Year of Birth	Position(s) Held	Year First	Principal
& Address	with the Funds	Elected or Appointed(4)	During Occupation(s) Past 5 Years

Officers of the Funds (continued):

■ KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007
Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

■ WILLIAM T. MEYERS 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018
Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.

■ MICHAEL A. PERRY 1967 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017
Executive Vice President (since 2017), previously Managing Director from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.

■ CHRISTOPHER M. ROHRBACHER 1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008
Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.

■ WILLIAM A. SIFFERMANN 1975 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.

■ JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).

■ E. SCOTT WICKERHAM 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019
Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since
2019), formerly, Managing Director; Senior Managing Director (since 2019),
Nuveen Fund Advisers, LLC; Principal Financial Officer, Principal Accounting
Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life
Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the
CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015);
has held various positions with TIAA since 2006.

Name,
Year of Birth	Position(s) Held	Year First	Principal
& Address	with the Funds	Elected or Appointed(4)	During Occupation(s) Past 5 Years

Officers of the Funds (continued):

■ MARK L. WINGET 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.

■ GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President Secretary	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)
On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC member of FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-A-0519D 894598-INV-Y-07/20

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Missouri Quality Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
May 31, 2019	$24,610	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

May 31, 2018	$24,610	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
May 31, 2019	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
May 31, 2018	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
May 31, 2019	$ 0	$ 0	$ 0	$ 0
May 31, 2018	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, Chair, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Manager”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Christopher L. Drahn, CFA, Managing Director of Nuveen Asset Management, manages several municipal funds and portfolios.  He joined Nuveen Asset Management on January 1, 2011 in connection with Nuveen Fund Advisors acquiring a portion of the asset management business of FAF Advisors.  He began working in the financial industry when he joined FAF Advisors in 1980.  Chris became a portfolio manager in 1988.  He received a B.A. from Wartburg College and an M.B.A. in finance from the University of Minnesota.  He holds the Chartered Financial Analyst designation.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Christopher L. Drahn	Registered Investment Company	9	$13.79 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$122 million
*	Assets are as of May 31, 2019. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio managers’ compensation is as follows:

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.
Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.
Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.
Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.
Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NOM SECURITIES AS OF MAY 31, 2019

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Christopher L. Drahn	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Missouri Quality Municipal Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: August 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: August 8, 2019

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: August 8, 2019